As filed with the Securities and Exchange Commission on April 28, 2017

Securities Act Registration No. 333-22467

Investment Company Act File No. 811-08073

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 38

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 39

State Farm Variable Product Trust

(Exact name of Registrant as Specified in Charter)

One State Farm Plaza, Bloomington, Illinois	61710-0001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (888) 702-2307

Alan Goldberg
Joe R. Monk, Jr.	Stradley Ronon Stevens & Young, LLP
One State Farm Plaza	191 North Wacker Dr, Suite 1601
Bloomington, Illinois 61710-0001	Chicago, Illinois 60606

(Names and addresses of agents for service)

Amending Parts A, B and C, and filing exhibits

It is proposed that this filing will become effective:

☐	Immediately upon pursuant to rule 485(b)

☒	on May 1, 2017 pursuant to rule 485(b)

☐	60 days after filing pursuant to rule 485(a)(1)

☐	on pursuant to rule 485(a)(1)

☐	75 days after filing pursuant to rule 485(a)(2)

☐	on pursuant to rule 485(a)(2)

State Farm Variable Product Trust

•	Money Market Fund
•	Large Cap Equity Index Fund
•	Small Cap Equity Index Fund
•	International Equity Index Fund
•	Large Cap Equity Fund
•	Small/Mid Cap Equity Fund
•	International Equity Fund
•	Bond Fund
•	Stock and Bond Balanced Fund

The Securities and Exchange Commission has not approved or disapproved the shares of the funds or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS—MAY 1, 2017

2

INVESTMENTS, EXPENSES, STRATEGIES, RISKS AND PERFORMANCE

MONEY MARKET FUND

Investment Objective:    The Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

What are the costs of investing in the Fund?

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.37%
Total Annual Fund Operating Expenses(1)	0.47%

(1)	The expense information in the table above has been restated to reflect current fees.

Expense Example    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$48	$151	$263	$591

The example does not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher.

Principal Investment Strategies

Under normal conditions, the Fund invests its assets primarily (at least 99.5%) in:

•	Debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities,

•	Cash, and

•	Repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

The Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value (“NAV”) of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will be 60 days or less and the dollar-weighted average life to maturity will be 120 days or less.

•

The Fund will only buy securities that have remaining maturities of 397 days or less or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulation.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund seeks to invest in securities that present minimal credit risk.

The Fund intends to qualify as a “government money market fund” as defined in, or interpreted in accordance with, Rule 2a-7 under the Investment Company Act of 1940, as amended. “Government money market funds” are required to invest at least 99.5% of their assets in (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or (iii) repurchase agreements that are collateralized fully. Government money market funds like the Fund are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates. While the Board of Trustees of State Farm Variable Product Trust may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board of Trustees has elected not to do so at this time.

The Fund’s adviser, State Farm Investment Management Corp. (“SFIM”), seeks to develop an appropriate portfolio of securities for the Fund by considering the differences in yields among securities of different maturities, market sectors and issuers.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment by maintaining a stable NAV of $1.00 per share, the Fund may not succeed and you may lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or another government agency. The Fund’s adviser has no legal obligation to provide financial support to the Fund, and you should not expect that the adviser will provide financial support to the Fund at any time. An investor in the Fund is subject to the following types of risks:

•

Management Risk.    The assessment by the Fund’s investment adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

3

•

Interest Rate Risk and Call Risk.    The risk that the bonds the Fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including governmental policy, monetary policy, inflation expectations, perceptions of risk and supply and demand for bonds. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities.

Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•	Credit Risk. The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls.

•	Income Risk. The risk that the income from the bonds the Fund holds will decline.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

•

Government Securities Risk.    The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

•

Transactions Risk.    The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

•

Net Asset Value Risk.    There is no assurance that the Fund will maintain a net asset value of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund’s sponsor will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a net asset value of $1.00 per share. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not occur in the future.

An investment in the Fund may be appropriate for you if you seek stability of principal, an investment for the cash portion of an asset allocation plan or are looking for an investment with a lower degree of risk. The Fund may not be suitable for you if you are seeking an investment that is likely to significantly outpace inflation, are investing for retirement or other longer term goals or are investing for growth or maximum current income.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund by showing changes in the Fund’s performance from year to year. This information is intended to help you assess the variability of the Fund’s returns over the periods listed to a measure of market performance (and consequently, the potential returns and risks of an investment in the Fund).

The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

Annual Total Returns For Calendar Years

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 1.20%,

during the second quarter of 2007.

Worst quarter: 0.00%,

during the second quarter of 2016.

4

The following table shows the average annual total return on an investment in the Fund for the 1, 5 and 10-year periods ended 12/31/2016.

Average Annual Total Returns

(for the periods ended December 31, 2016)

	1 Year	5 Year	10 Year
Money Market Fund	0.05%	0.01%	0.68%

The Money Market Fund’s current 7-day yield on December 31, 2016 was 0.2531%.

Fund Management

State Farm Investment Management Corp. (“SFIM”) serves as the investment adviser to the Fund.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

5

LARGE CAP EQUITY INDEX FUND

Investment Objective:    The Large Cap Equity Index Fund (the “Fund”) seeks to match performance of the S&P 500® Index (the “S&P 500”) by investing in the securities that make up the S&P 500.

What are the costs of investing in the Fund?

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.11%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.05%
Total Annual Fund Operating Expenses(1)	0.16%

(1)	The expense information in the table above has been restated to reflect current fees.

Expense Example    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$16	$52	$90	$205

The example does not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve investment performance that is similar to the S&P 500 (the Fund’s target benchmark). The S&P 500 is a widely used measure of large U.S. company stock performance. Standard & Poor’s (“S&P”) selects stocks for the S&P 500 based upon the following factors:

•	market value

•	industry group classification (so that the S&P 500 represents a broad range of industry segments within the U.S. economy)

•	trading activity, to ensure ample liquidity and efficient share pricing

•	fundamental analysis, to ensure that companies in the S&P 500 are stable

The Fund pursues its investment objective by:

•	investing in substantially all of the securities that make up the S&P 500

•	investing in these securities in proportions that match, approximately, the weightings of the S&P 500

Under normal operating conditions, the Fund seeks to invest at least 90% of its total assets in stocks that are represented in the S&P 500.

BlackRock Fund Advisors (“BFA”), the sub-adviser to the Fund, may sell securities to reflect security changes within the index or to balance the portfolio to the index. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

6

•

Index Fund Risk.    An index fund has operating and other expenses, while an index does not. As a result, while the Fund will attempt to track its benchmark index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, that fund will perform poorly when the index performs poorly.

•	Indexing Risk. This Fund attempts to match the performance of a securities market index, but there is no guarantee that this Fund will succeed in its attempt to match such performance.

•

Security Selection Risk.    Because securities market indices are developed by persons unrelated to the Fund, State Farm Investment Management Corp. (“SFIM” or the “Manager”) or the Fund’s sub-adviser, the Fund may hold stocks in companies that present risks that the Manager or the Fund’s sub-adviser researching individual stocks might avoid.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund by showing changes in the Fund’s performance from year to year. This information is intended to help you assess the variability of the Fund’s returns over the periods listed to a measure of market performance (and consequently, the potential returns and risks of an investment in the Fund).

The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

Annual Total Returns For Calendar Years

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 15.80%,

during the second quarter of 2009.

Worst quarter: -21.87%,

during the fourth quarter of 2008.

The following table shows the Average Annual Total Returns on an investment in the Fund compared to changes in the S&P 500 for the 1, 5 and 10-year periods ended 12/31/2016. The S&P 500 is a capitalization-weighted measure of the common stocks of 500 large U.S. companies. The S&P 500 represents an unmanaged group of stocks that differ from the composition of the Fund.

Average Annual Total Returns

(for the periods ended December 31, 2016)

	1 Year	5 Year	10 Year
Large Cap Equity Index Fund	11.74%	14.37%	6.66%
S&P 500 Index (Returns reflect no deduction for fees, expenses or taxes.)	11.96%	14.66%	6.95%

Fund Management

SFIM serves as the investment adviser to the Fund. SFIM has engaged BFA as the investment sub-adviser to provide day-to-day portfolio management for the Fund.

BFA uses individual portfolio managers to manage the Fund’s investments.

Portfolio Manager	Length of Portfolio Manager Service	Title
Alan Mason	Since 2014	Managing Director

Greg Savage	Since 2009	Managing Director

Jennifer Hsui	Since 2016	Managing Director

Creighton Jue	Since 2016	Managing Director

Rachel Aguirre	Since 2016	Director

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

7

SMALL CAP EQUITY INDEX FUND

Investment Objective:    The Small Cap Equity Index Fund (the “Fund”) seeks to match performance of the Russell 2000® Small Stock Index (the “Russell 2000”) by investing in some of the stocks found in the Russell 2000.

What are the costs of investing in the Fund?

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.13%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.10%
Total Annual Fund Operating Expenses(1)	0.23%

(1)	The expense information in the table above has been restated to reflect current fees.

Expense Example    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$24	$74	$130	$293

The example does not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in stocks of companies that are included in the Russell 2000 Small Stock Index (the “Russell 2000 Index”) in a manner that is expected to approximate the performance of the Russell 2000 Index, the benchmark index. The Russell 2000 Index is an index of 2,000 small companies that is created by taking the largest 3,000 companies traded in the U.S and eliminating the largest 1,000 of these companies. Under normal operating conditions, the Fund seeks to invest at least 90% of its net assets in stocks that are represented in the Russell 2000 Index and will at all times invest a substantial portion of its total assets in such stocks. The Fund will invest in stocks that are represented in the Russell 2000 Index in weights that approximate the relative composition of the securities contained in the index.

BlackRock Fund Advisors (the “BFA”), the sub-adviser to the Fund, may sell securities to reflect security changes within the index or to balance the portfolio to the index. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or another government agency. An investor in the Fund is subject to the following types of risks:

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Smaller Company Size Risk.    The securities of small capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Fund’s investments may not be actively traded, which increases the risk that the Fund’s investment adviser or sub-adviser may have difficulty selling securities the Fund holds.

•

Index Fund Risk.    An index fund has operating and other expenses, while an index does not. As a result, while the Fund will attempt to track its benchmark index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, that fund will perform poorly when the index performs poorly.

8

•	Indexing Risk. This Fund attempts to match the performance of a securities market index, but there is no guarantee that this Fund will succeed in its attempt to match such performance.

•

Security Selection Risk.    Because securities market indices are developed by persons unrelated to the Fund, State Farm Investment Management Corp. (the “Manager” or “SFIM”) or the Fund’s sub-adviser, the Fund may hold stocks in companies that present risks that the Manager or the Fund’s sub-adviser researching individual stocks might avoid.

•

Financial Sector Risk.    The Fund may invest 25% or more of its net assets in securities issued by companies in the financial sector. The market value of securities of issuers in the financial sector can be affected by various factors, such as adverse regulatory or economic occurrences, availability of credit, fluctuations in asset values, unstable interest rates, increased competition, continuing consolidations and development of new products and structures. Furthermore, increased government involvement in financial institutions could adversely impact the value of such institutions.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund by showing changes in the Fund’s performance from year to year. This information is intended to help you assess the variability of the Fund’s returns over the periods listed to a measure of market performance (and consequently, the potential returns and risks of an investment in the Fund).

The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

Annual Total Returns For Calendar Years

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 20.51%,

during the second quarter of 2009.

Worst quarter: -26.13%,

during the fourth quarter of 2008.

The following table shows the Average Annual Total Returns on an investment in the Fund compared to changes in the Russell 2000 for the 1, 5 and 10-year periods ended 12/31/2016. The Russell 2000 Small Stock Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000 Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Fund, returns of the Russell 2000 do not reflect expenses of investing.

Average Annual Total Returns

(for the periods ended December 31, 2016)

	1 Year	5 Year	10 Year
Small Cap Equity Index Fund	20.96%	13.99%	6.57%
Russell 2000 (Returns reflect no deduction for fees, expenses or taxes.)	21.31%	14.46%	7.07%

Fund Management

SFIM serves as the investment adviser to the Fund. SFIM has engaged BlackRock Fund Advisors (“BFA”) as the investment sub-adviser to provide day-to-day portfolio management for the Fund.

BFA uses individual portfolio managers to manage the Fund’s investments.

Portfolio Manager	Length of Portfolio Manager Service	Title
Alan Mason	Since 2014	Managing Director

Greg Savage	Since 2009	Managing Director

Jennifer Hsui	Since 2016	Managing Director

Creighton Jue	Since 2016	Managing Director

Rachel Aguirre	Since 2016	Director

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

9

INTERNATIONAL EQUITY INDEX FUND

Investment Objective:    The International Equity Index Fund (the “Fund”) seeks to match performance of the MSCI Europe, Australasia, and Far East Free Index (the “EAFE® Free”) by investing in some of the stocks found in the EAFE Free.

What are the costs of investing in the Fund?

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.15%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.14%
Total Annual Fund Operating Expenses(1)	0.29%

(1)	The expense information in the table above has been restated to reflect current fees.

Expense Example    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368

The example does not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in stocks of companies that are included in the EAFE Free Index in a manner that is expected to approximate the performance of the EAFE Free Index, the benchmark index. The EAFE Free Index is a capitalization-weighted index that currently includes stocks of companies located in 15 European countries, Australia, Israel, New Zealand, Hong Kong, Japan and Singapore. Under normal operating conditions, the Fund seeks to invest at least 90% of its net assets in stocks that are represented in the EAFE Free Index and will at all times invest a substantial portion of its total assets in such stocks. The Fund will invest in stocks that are represented in the EAFE Free Index in weights that approximate the relative composition of the securities contained in the index.

BlackRock Fund Advisors (the “BFA”), the sub-adviser to the Fund, may sell securities to reflect security changes within the index or to balance the portfolio to the index. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or another government agency. An investor in the Fund is subject to the following types of risks:

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•	Index Fund Risk. An index fund has operating and other expenses, while an index does not. As a result, while the Fund will

10

attempt to track its benchmark index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, that fund will perform poorly when the index performs poorly.

•	Indexing Risk. This Fund attempts to match the performance of a securities market index, but there is no guarantee that this Fund will succeed in its attempt to match such performance.

•

Security Selection Risk.    Because securities market indices are developed by persons unrelated to the Fund, State Farm Investment Management Corp. (the “Manager” or “SFIM”) or to the Fund’s sub-adviser, the Fund may hold stocks in companies that present risks that the Manager or the Fund’s sub-adviser researching individual stocks might avoid.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund by showing changes in the Fund’s performance from year to year. This information is intended to help you assess the variability of the Fund’s returns over the periods listed to a measure of market performance (and consequently, the potential returns and risks of an investment in the Fund).

The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

Annual Total Returns For Calendar Years

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 25.25%,

during the second quarter of 2009.

Worst quarter: -20.17%,

during the third quarter of 2011.

The following table shows the Average Annual Total Returns on an investment in the Fund compared to changes in the EAFE Free for the 1, 5 and 10-year periods ended 12/31/2016. The EAFE Free currently measures the performance of stock markets in Europe, Australia, New Zealand, Israel, Hong Kong, Japan, and Singapore, and takes into account local market restrictions on share ownership by foreigners. The EAFE Free is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the Fund, returns of the EAFE Free do not reflect expenses of investing.

Average Annual Total Returns

(for the periods ended December 31, 2016)

	1 Year	5 Year	10 Year
International Equity Index Fund	0.90%	6.03%	0.24%
EAFE Free Index (Returns reflect no deduction for fees, expenses or taxes.)	1.00%	6.53%	0.75%

Fund Management

SFIM serves as the investment adviser to the Fund. SFIM has engaged BlackRock Fund Advisors (“BFA”) as the investment sub-adviser to provide day-to-day portfolio management for the Fund.

BFA uses individual portfolio managers to manage the Fund’s investments.

Portfolio Manager	Length of Portfolio Manager Service	Title
Alan Mason	Since 2014	Managing Director

Greg Savage	Since 2009	Managing Director

Jennifer Hsui	Since 2016	Managing Director

Creighton Jue	Since 2016	Managing Director

Rachel Aguirre	Since 2016	Director

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

11

LARGE CAP EQUITY FUND

Investment Objective:    The Large Cap Equity Fund (or the “Fund”) seeks long-term growth of capital.

What are the costs of investing in the Fund?

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.70%

Expense Example    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871

The example does not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

Two different investment sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”), select investments for the Fund. Bridgeway and Westwood each manage approximately one-half of the Fund’s portfolio. State Farm Investment Management Corp. (the “Manager” or “SFIM”) monitors the performance of the sub-advisers and the allocation of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the portfolio are discussed separately below.

Bridgeway

Bridgeway primarily invests its portion of the Fund in a diversified portfolio of large growth stocks. Bridgeway defines “large stocks” as those whose market capitalization (stock market worth) falls within the range of the Russell 1000 Index, an unmanaged, market value weighted index, which measures performance of approximately 1,000 of the largest companies in the market with dividends reinvested. The Russell 1000 Index is reconstituted from time to time. The market capitalization of companies in which Bridgeway may invest may vary with market conditions. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Bridgeway selects stocks within the large-cap growth category for the Fund using a statistically driven approach. Under normal conditions, at least 80% of Bridgeway’s portion of the Fund’s net assets (plus borrowings for investment purposes) are invested in stocks from among those in the large-cap growth category at the time of purchase. However, Bridgeway will not necessarily sell a stock if it “migrates” to a different category after purchase.

Bridgeway may invest up to 10% of its segment of the Fund’s assets primarily in common stocks and depository receipts of foreign companies.

Westwood

Under normal market conditions, Westwood invests at least 80% of its portion of the Fund’s assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) primarily in common stocks and other equity securities of large capitalization companies, including foreign companies. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines large capitalization companies as those companies with market capitalizations generally greater than $5 billion at the time of purchase, while seasoned companies generally have been operating for at least three years.

In selecting securities, Westwood maintains a list of approved securities of issuers which it believes have proven records and potential for above-average earnings growth. Westwood considers purchasing a security on such list if Westwood’s forecast for growth rates and earnings for that issuer exceeds Wall Street expectations. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt to equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. Westwood has disciplines in place that serve as sell signals, such as a security reaching a pre-determined price target, and/or a

12

fundamental change that negatively impacts the outlook and original investment thesis. The risk characteristics of Westwood’s portion of the Fund, such as beta (a measure of volatility), are generally expected to be less than those of the S&P 500 Index, the Fund’s benchmark.

Both Bridgeway and Westwood may sell individual securities for several reasons including: investment purpose of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Equity Securities Risk.    Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Holders of common stock generally are subject to more risks than holders of preferred stock and debt securities because the status of common stockholders upon the bankruptcy of the issuer is subordinated to that of preferred stock and debt holders.

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund by showing changes in the Fund’s performance from year to year. This information is intended to help you assess the variability of the Fund’s returns over the periods listed to a measure of market performance (and consequently, the potential returns and risks of an investment in the Fund).

The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

Annual Total Returns For Calendar Years

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 13.08%,

during the first quarter of 2012.

Worst quarter: -24.02%,

during the fourth quarter of 2008.

The following table shows the Average Annual Total Returns on an investment in the Fund compared to changes in the S&P 500 Index for the 1, 5 and 10-year periods ended 12/31/2016. The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

Average Annual Total Returns

(for the periods ended December 31, 2016)

	1 Year	5 Year	10 Year
Large Cap Equity Fund	7.83%	14.49%	4.11%
S&P 500 Index (Returns reflect no deduction for fees, expenses or taxes.)	11.96%	14.66%	6.95%

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Fund Management

SFIM serves as the investment adviser to the Fund. SFIM has engaged Bridgeway and Westwood to manage the Fund’s portfolio.

Bridgeway and Westwood each manage approximately one-half of the Fund’s portfolio.

Bridgeway Portfolio Managers

Portfolio Manager	Length of Portfolio Manager Service	Title
John Montgomery	Since 2008	Chief Investment Officer, Portfolio Manager

Elena Khoziaeva	Since 2008	Portfolio Manager

Michael Whipple	Since 2008	Portfolio Manager

Westwood Portfolio Managers

Portfolio Manager	Length of Portfolio Manager Service	Title
Mark Freeman	Since 2008	Chief Investment Officer

Matt Lockridge	Since 2012	Senior Vice President and Research Analyst

Scott Lawson	Since 2008	Vice President and Senior Research Analyst

Lisa Dong	Since 2008	Senior Vice President and Director of Equity Research

Varun Singh	Since 2013	Senior Research Analyst

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

14

SMALL/MID CAP EQUITY FUND

Investment Objective:    The Small/Mid Cap Equity Fund (or the “Fund”) seeks long-term growth of capital.

What are the costs of investing in the Fund?

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.13%
Acquired Fund Fees & Expenses(1)	0.04%
Total Annual Fund Operating Expenses	0.97%
Less: Fee Waiver	-0.29%
Total Annual Fund Operating Expenses after Fee Waiver(2)(3)	0.68%

(1)	“Acquired Fund Fees & Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table differs from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees & Expenses.
(2)	State Farm Investment Management Corp. (“SFIM”), the investment adviser to the Fund, has contractually agreed to waive 0.29% of management fees for the Small/Mid Cap Equity Fund. This fee waiver applies through April 30, 2018, and SFIM may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Variable Product Trust.
(3)	The expense information in the table above has been restated to reflect current fees.

Expense Example    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses after Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$69	$218	$379	$847

The example does not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 106% of the average value of its portfolio.

Principal Investment Strategies

State Farm Investment Management Corp. (the “Manager” or “SFIM”) has hired Bridgeway Capital Management, Inc. (“Bridgeway”) to select investments for approximately one-half of the Small/Mid Cap Equity Fund’s portfolio. The Manager monitors the performance of Bridgeway and the allocation of the Small/Mid Cap Equity Fund’s portfolio to Bridgeway. The Manager invests the other one-half of the Small/Mid Cap Equity Fund’s portfolio in shares of the iShares Core S&P Mid-Cap ETF, ticker symbol IJH, an exchange traded fund advised by BlackRock Fund Advisors (“BFA”). The iShares Core S&P Mid-Cap EFT seeks to track the investment results of the S&P Mid-Cap 400® (the “Underlying Index”). The Underlying Index measures the performance of the mid-capitalization sector of the U.S. equity market. The principal investment strategies employed by Bridgeway for its portion of the Small/Mid Cap Equity Fund’s portfolio and the principal investment strategies of BFA in managing the iShares Core S&P Mid-Cap ETF are discussed separately below.

Bridgeway

Bridgeway primarily invests its segment of the Fund in a diversified portfolio of small capitalization stocks. Bridgeway defines “small stocks” as those whose market capitalization (stock market value) falls within the range of the Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of approximately 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Russell 2000 Index is reconstituted from time to time. The market capitalization of companies in which Bridgeway may invest may vary with market conditions. Bridgeway selects stocks using a statistically driven approach.

15

Bridgeway invests in small capitalization stocks in the “value” category, which it defines as those stocks that Bridgeway believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Under normal conditions, at least 80% of Bridgeway’s portion of the Fund’s net assets (plus borrowings for investment purposes) is invested in stocks from among those in the small cap value category at the time of purchase. However, Bridgeway will not necessarily sell a stock if it “migrates” to a different category after purchase.

Bridgeway may invest up to 10% of its segment of the Fund’s assets primarily in common stocks and depository receipts of foreign companies.

Bridgeway may sell individual securities for several reasons including: the investment purpose of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

The Manager’s Investment of Fund Assets in the iShares Core S&P Mid-Cap ETF

The Manager invests approximately one-half of the Small/Mid Cap Equity Fund’s portfolio in shares of the iShares Core S&P Mid-Cap ETF. The following discussion relates to the principal investment strategies of the iShares Core S&P Mid-Cap ETF.

The iShares Core S&P Mid-Cap ETF seeks to track the investment results of the Underlying Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. As of March 31, 2017, the Underlying Index included approximately 6.53% of the market capitalization of all U.S. equity securities. As of March 31, 2017, the stocks in the Underlying Index have a market capitalization between $1.6 billion and $6.8 billion at time of entry, which may fluctuate depending on the overall level of the equity markets, and are selected for liquidity and industry group representation. The Underlying Index consists of stocks from a broad range of industries. Components primarily include financials, industrials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

BFA uses a “passive” or indexing approach to try to achieve the iShares Core S&P Mid-Cap ETF’s investment objective. Unlike many investment companies, the iShares Core S&P Mid-Cap ETF does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the iShares Core S&P Mid-Cap ETF will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the iShares Core S&P Mid-Cap ETF. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The iShares Core S&P Mid-Cap ETF may or may not hold all of the securities in the Underlying Index.

The iShares Core S&P Mid-Cap ETF generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The iShares Core S&P Mid-Cap ETF may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the iShares Core S&P Mid-Cap ETF track the Underlying Index. The iShares Core S&P Mid-Cap ETF seeks to track the investment results of the Underlying Index before fees and expenses of the iShares Core S&P Mid-Cap ETF.

The iShares Core S&P Mid-Cap ETF may lend securities representing up to one-third of the value of the iShares Core S&P Mid-Cap ETF’s total assets (including the value of any collateral received).

The Underlying Index is a product of S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”), which is independent of the iShares Core S&P Mid-Cap ETF and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Industry Concentration Policy.    The iShares Core S&P Mid-Cap ETF will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or another government agency. An investor in the Fund is subject to the following types of risks:

Underlying Fund Risk.    Because it invests approximately 50% of its assets in the iShares Core S&P Mid-Cap ETF, the Fund’s investment performance significantly depends on the investment performance of that underlying ETF. An investment in the Fund is subject to the risks associated with the iShares Core S&P Mid-Cap ETF. In particular, the Fund may be subject to the following risks as a result of its investment in the iShares Core S&P Mid-Cap ETF:

•	Asset Class Risk. Securities and other assets in the Underlying Index or in the iShares Core S&P Mid-Cap ETF’s portfolio may

16

underperform in comparison to the general financial markets, a particular financial market or other asset classes.

•

Authorized Participant Concentration Risk.    Only an Authorized Participant (as defined in the Creations and Redemptions section of the iShares Core S&P Mid-Cap ETF’s prospectus) may engage in creation or redemption transactions directly with the iShares Core S&P Mid-Cap ETF. The iShares Core S&P Mid-Cap ETF has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the iShares Core S&P Mid-Cap ETF and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined in the Purchase and Sale of iShares Core S&P Mid-Cap ETF Shares section of the iShares Core S&P Mid-Cap ETF’s Prospectus), iShares Core S&P Mid-Cap ETF shares may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.

•

Concentration Risk.    The iShares Core S&P Mid-Cap ETF may be susceptible to an increased risk of loss, including losses due to adverse events that affect the iShares Core S&P Mid-Cap ETF’s investments more than the market as a whole, to the extent that the iShares Core S&P Mid-Cap ETF’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

•

Index-Related Risk.    There is no guarantee that the iShares Core S&P Mid-Cap ETF will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the iShares Core S&P Mid-Cap ETF’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the iShares Core S&P Mid-Cap ETF and its shareholders.

•

Market Trading Risk.    The iShares Core S&P Mid-Cap ETF faces numerous market trading risks, including the potential lack of an active market for iShares Core S&P Mid-Cap ETF shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the iShares Core S&P Mid-Cap ETF shares trading at a premium or discount to NAV.

•	Passive Investment Risk. The iShares Core S&P Mid-Cap ETF is not actively managed and generally does not attempt to take defensive positions under any market conditions, including declining markets.

•

Securities Lending Risk.    The iShares Core S&P Mid-Cap ETF may engage in securities lending. Securities lending involves the risk that the iShares Core S&P Mid-Cap ETF may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The iShares Core S&P Mid-Cap ETF could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the iShares Core S&P Mid-Cap ETF.

•

Tracking Error Risk.    Tracking error is the divergence of the iShares Core S&P Mid-Cap ETF’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the iShares Core S&P Mid-Cap ETF’s portfolio and those included in the Underlying Index, pricing differences (including differences between a security’s price at the local market close and the iShares Core S&P Mid-Cap ETF’s valuation of a security at the time of calculation of the iShares Core S&P Mid-Cap ETF’s NAV), transaction costs, the iShares Core S&P Mid-Cap ETF’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the iShares Core S&P Mid-Cap ETF incurs fees and expenses, while the Underlying Index does not.

Fund Risk.    The Fund as a whole is subject to the following risks:

•

Equity Securities Risk.    Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Holders of common stock generally are subject to more risks than holders of preferred stock and debt securities because the status of common stockholders upon the bankruptcy of the issuer is subordinated to that of preferred stock and debt holders.

•

Financials Sector Risk.    Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber-attacks and technology malfunctions have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some

17

foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Industrials Sector Risk.    The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

•

Information Technology Sector Risk.    Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

•

Issuer Risk.    Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Mid-Capitalization Companies Risk.    Investments and securities of mid-cap companies may involve greater risk of loss than investing in larger, more established companies. Mid-cap companies may have limited product lines, markets or financial resources and less seasoned management teams and may trade less frequently at a lower volume than more widely held securities. The prices of mid-cap companies’ stock tend to fluctuate in value more than those of larger capitalization stocks.

•

Risk of Investing in Developed Countries.    The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

•

Risk of Investing in the United States.    The Fund has significant exposure to U.S. issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

•

Smaller Company Size Risk.    The securities of smaller capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Fund’s investments may not be actively traded, which increases the risk that the Fund’s investment adviser or sub-adviser may have difficulty selling securities the Fund holds.

•

Investment Company Securities Risk.    The Fund invests in securities of other open-end investment companies. The risks of investments in other investment companies typically reflect the risks of the types of securities in which those underlying funds invest. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund by showing changes in the Fund’s performance from year to year. This information is intended to help you assess the variability of the Fund’s returns over the periods listed to a measure of market performance (and consequently, the potential returns and risks of an investment in the Fund). Prior to May 1, 2017, the portion of the Fund’s assets invested in the iShares Core S&P Mid-Cap ETF were invested directly in equity securities pursuant to a different investment strategy. The returns in the bar chart and table below show how the Fund performed using the previous investment strategy.

The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

18

Annual Total Returns For Calendar Years

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 19.06%,

during the second quarter of 2009.

Worst quarter: -29.32%,

during the fourth quarter of 2008.

The following table shows the Average Annual Total Returns on an investment in the Fund compared to changes in the Russell 2500 Index for the 1, 5 and 10-year periods ended 12/31/2016. The Russell 2500 Index measures the performance of the 2,500 smallest securities in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Average Annual Total Returns

(for the periods ended December 31, 2016)

	1 Year	5 Year	10 Year
Small/Mid Cap Equity Fund	13.01%	12.60%	6.10%
Russell 2500 Index (Returns reflect no deduction for fees, expenses or taxes.)	17.59%	14.54%	7.69%

Fund Management

Investment Adviser—The investment adviser for the Fund is SFIM.

Sub-Adviser—Approximately 50% of the Fund’s portfolio is sub-advised by Bridgeway.

Bridgeway Portfolio Managers

Portfolio Manager	Length of Portfolio Manager Service	Title
John Montgomery	Since 2006	Chief Investment Officer, Portfolio Manager

Elena Khoziaeva	Since 2006	Portfolio Manager

Michael Whipple	Since 2006	Portfolio Manager

SFIM Portfolio Managers

Portfolio Manager	Length of Portfolio Manager Service	Title

Scott Hintz	Since May 2017	Assistant Vice President—Mutual Funds

Corey Schieler	Since May 2017	Mutual Funds Director

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

19

INTERNATIONAL EQUITY FUND

Investment Objective:    The International Equity Fund (the “Fund”) seeks long-term growth of capital.

What are the costs of investing in the Fund?

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	1.06%

Expense Example    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$108	$337	$585	$1,294

The example does not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.

Principal Investment Strategies

Two different investment sub-advisers, Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”), select investments for the Fund. Marsico and Northern Cross each manage approximately one-half of the Fund’s portfolio. State Farm Investment Management Corp. (the “Manager” or “SFIM”) monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the portfolio are discussed separately below.

Marsico

Marsico invests its portion of the Fund primarily in common stock of foreign companies that it selects for their long-term growth potential. Marsico may invest its portion of the Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. The Fund may invest in securities of companies economically tied to emerging markets. Some issuers of securities in the Fund’s portfolio may be based in or economically tied to the U.S. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macro-economic analysis that focuses on broad financial and economic indicators with ‘bottom-up’ stock selection that initially focuses on individual stocks.

Marsico may sell individual securities for several reasons including: price target of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Northern Cross

Northern Cross invests its portion of the Fund in securities issued by foreign companies which it believes have the potential for long term margin expansion. Northern Cross primarily focuses on common stocks priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions Northern Cross will invest its portion of the Fund in 60-80 companies with a diversified representation of sectors. In selecting securities for the Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing.

Northern Cross may sell individual securities for several reasons including: full valuation of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed

20

by the FDIC or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund by showing changes in the Fund’s performance from year to year. This information is intended to help you assess the variability of the Fund’s returns over the periods listed to a measure of market performance (and consequently, the potential returns and risks of an investment in the Fund).

The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

Annual Total Returns For Calendar Years

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 25.61%,

during the second quarter of 2009.

Worst quarter: -23.84%,

during the fourth quarter of 2008.

The following table shows the Average Annual Total Returns on an investment in the Fund compared to changes in the Morgan Stanley Capital International All Country World Index (ex-U.S.) (the “MSCI ACWI ex-U.S. Index”) for the 1, 5 and 10-year periods ended 12/31/2016. MSCI ACWI ex-U.S. Index is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States.

Average Annual Total Returns

(for the periods ended December 31, 2016)

	1 Year	5 Year	10 Year
International Equity Fund	-5.17%	4.59%	-0.19%
MSCI ACWI ex-US Index (Returns reflect no deduction for fees, expenses or taxes.)	4.50%	5.00%	0.96%

Fund Management

SFIM serves as the investment adviser to the Fund. SFIM has engaged Marsico and Northern Cross to manage the Fund’s portfolio.

21

Marsico and Northern Cross each manage approximately one-half of the Fund’s portfolio.

Marsico Portfolio Manager

Portfolio Manager	Length of Portfolio Manager Service	Title

Munish Malhotra	Since 2010	Portfolio Manager, Senior Analyst

Northern Cross Portfolio Managers

Portfolio Manager	Length of Portfolio Manager Service	Title
Howard Appleby	Since 2008	Principal and Portfolio Manager

James LaTorre	Since 2008	Principal and Portfolio Manager

Jean-Francois Ducrest	Since 2008	Principal and Portfolio Manager

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

22

BOND FUND

Investment Objective:    The Bond Fund (the “Fund”) seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains.

What are the costs of investing in the Fund?

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.58%

Expense Example    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

The example does not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. Government and agency obligations, and mortgage backed securities. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or in bonds that are not rated, but that State Farm Investment Management Corp. (“SFIM” or the “Manager”) has determined to be of comparable quality. A bond is investment grade if Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Financial Services LLC, a division of McGraw Hill Financial (“S&P”) has rated the bond in one of their respective four highest rating categories. Non-investment grade bonds are commonly referred to as “junk bonds.” The Fund may invest in any of the following instruments:

•	Corporate Debt Securities: investment grade securities issued by corporations and to a limited extent (up to 20% of its assets), in lower rated securities

•	U.S. Government Debt Securities: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities

•	Foreign Government Debt Securities: investment grade securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars

•	Asset Backed and Mortgage Backed Securities: investment grade securities backed by mortgages, consumer loans and other assets

•

Other Issuer Debt Securities:    the Fund may invest up to 20% of its assets in non-investment grade debt securities and preferred stocks that are convertible into common stocks as well as nonconvertible preferred stocks or securities.

In making investment decisions on specific securities, the Manager looks for companies with one or more of the following characteristics:

•	Strong cash flow and a recurring revenue stream

•	A strong industry position

•	A strong financial position

•	Strong management with a clearly defined strategy

•	Capability to develop new or superior products or services

The Manager may sell individual securities for several reasons including: price target of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed

23

by the FDIC or another government agency. An investor in the Fund is subject to the following types of risks:

•

Management Risk.    The assessment by the Fund’s investment adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the bonds the Fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including governmental policy, monetary policy, inflation expectations, perceptions of risk and supply and demand for bonds. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities.

Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Prepayment and Extension Risk.    The risk that homeowners or consumers may alter the pace of repayment on their mortgage or consumer loans, which may affect the yield of mortgage-or asset-backed securities that are backed by such loans.

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

•	Liquidity Risk. The investment adviser to the Fund may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

•	Income Risk. The risk that the income from the bonds the Fund holds will decline.

You may want to invest in the Fund if you are seeking higher potential returns than money market funds and are willing to accept the price volatility of bonds with longer maturities, want to diversify your investments, are seeking an income mutual fund for an asset allocation program or are retired or nearing retirement. You may not want to invest in the Fund if you are investing for maximum return over a long time horizon, want the greater growth potential of an investment in equity securities or require stability of your principal.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund by showing changes in the Fund’s performance from year to year. This information is intended to help you assess the variability of the Fund’s returns over the periods listed to a measure of market performance (and consequently, the potential returns and risks of an investment in the Fund).

The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

Annual Total Returns For Calendar Years

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 5.16%,

during the second quarter of 2009.

Worst quarter: -2.54%,

during the second quarter of 2013.

The following table shows the Average Annual Total Returns on an investment in the Fund compared to changes in the Bloomberg Barclays Intermediate Government/Credit Index for the 1, 5 and 10-year periods ended 12/31/2016. The Bloomberg Barclays Intermediate Government/Credit Index includes U.S. Government and corporate bonds maturing within one to ten years and an outstanding par value of at least $250 million.

Average Annual Total Returns

(for the periods ended December 31, 2016)

	1 Year	5 Year	10 Year
Bond Fund	2.08%	1.58%	3.90%
Bloomberg Barclays Intermediate Govt/Cred Index (Returns reflect no deduction for fees, expenses or taxes.)	2.08%	1.85%	3.84%

Fund Management

SFIM serves as the investment adviser to the Fund.

Portfolio Manager	Length of Portfolio Manager Service	Title

John Malito	Since 2016	Assistant Vice President—SFIM; Investment Professional—State Farm Mutual Automobile Insurance Company

Lisa Rogers	Since 2016	Assistant Vice President—SFIM; Investment Professional—State Farm Mutual Automobile Insurance Company

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

24

STOCK AND BOND BALANCED FUND

Investment Objective:    The Stock and Bond Balanced Fund (the “Fund”) seeks long-term growth of capital, balanced with current income.

What are the costs of investing in the Fund?

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.08%
Acquired Fund Fees & Expenses(1)	0.33%
Total Annual Fund Operating Expenses	0.41%

(1)	“Acquired Fund Fees & Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table differs from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees & Expenses.

Expense Example    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$42	$132	$230	$518

The example does not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests substantially all of its assets in shares of the Large Cap Equity Index Fund and the Bond Fund. The Fund attempts to maintain approximately 60% of its assets in shares of the Large Cap Equity Index Fund and 40% of its assets in shares of the Bond Fund. The Large Cap Equity Index Fund primarily invests in stocks of issuers that are listed on the S&P 500 Index. The Bond Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. Government and agency obligations, and mortgage backed securities or in bonds that are not rated, but that State Farm Investment Management Corp. (“SFIM” or the “Manager”) has determined to be of comparable quality.

In making investment decisions on specific securities for the Bond Fund, the Manager looks for companies with one or more of the following characteristics:

•	Strong cash flow and a recurring revenue stream

•	A strong industry position

•	A strong financial position

•	Strong management with a clearly defined strategy

•	Capability to develop new or superior products or services

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•	Management Risk. The assessment by a fund’s investment adviser or sub-adviser of the securities to be purchased or sold by

25

a fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Index Fund Risk.    An index fund has operating and other expenses, while an index does not. As a result, while the Fund will attempt to track its benchmark index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, that fund will perform poorly when the index performs poorly.

•	Indexing Risk. An index fund attempts to match the performance of a securities market index, but there is no guarantee that such a fund will succeed in its attempt to match such performance.

•

Security Selection Risk.    Because securities market indices are developed by persons unrelated to an index fund, a fund’s investment adviser or sub-adviser, an index fund may hold stocks in companies that present risks that a fund’s investment adviser or sub-adviser researching individual stocks might avoid.

•

Interest Rate Risk and Call Risk.    The risk that the bonds a fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including governmental policy, monetary policy, inflation expectations, perceptions of risk and supply and demand for bonds. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities.

Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, a fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Prepayment and Extension Risk.    The risk that homeowners or consumers may alter the pace of repayment on their mortgage or consumer loans, which may affect the yield of mortgage-or asset-backed securities that are backed by such loans.

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to a fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

•	Liquidity Risk. The investment adviser to a fund may have difficulty selling securities a fund holds at the time it would like to sell, and at the value a fund has placed on those securities.

•	Income Risk. The risk that the income from the bonds a fund holds will decline.

•

Investment Company Securities Risk.    The Fund invests in securities of other open-end investment companies. The risks of investment in other investment companies typically reflect the risks of the types of securities in which those underlying funds invest. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

You may want to consider investing in the Fund if you are seeking higher potential returns than money market funds and are willing to accept a moderate level of volatility, want to diversify your investments, are seeking an income mutual fund for an asset allocation program or are retired or nearing retirement. You may not want to invest in the Fund if you are investing for maximum return over a long time horizon or require stability of your principal.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund by showing changes in the Fund’s performance from year to year. This information is intended to help you assess the variability of the Fund’s returns over the periods listed to a measure of market performance (and consequently, the potential returns and risks of an investment in the Fund).

The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

Annual Total Returns For Calendar Years

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 11.29%,

during the second quarter of 2009.

Worst quarter: -12.51%,

during the fourth quarter of 2008.

The following table shows the Average Annual Total Returns on an investment in the Fund compared to changes in the S&P 500 Index and Bloomberg Barclays Intermediate Government/Credit Index for the 1, 5 and 10-year periods ended 12/31/2016. SFIM computes the Blended Benchmark by using 60% S&P 500 Index and 40% Bloomberg Barclays Intermediate Government/Credit Index.

26

Average Annual Total Returns

(for the periods ended December 31, 2016)

	1 Year	5 Year	10 Year
Stock and Bond Balanced Fund	7.90%	9.30%	5.90%
S&P 500 Index (Returns reflect no deduction for fees, expenses or taxes.)	11.96%	14.66%	6.95%
Bloomberg Barclays Intermediate Govt/Cred Index (Returns reflect no deduction for fees, expenses or taxes.)	2.08%	1.85%	3.84%
Blended Benchmark (Returns reflect no deduction for fees, expenses or taxes.)	8.06%	9.52%	6.01%

Fund Management

SFIM serves as the investment adviser to the Fund. SFIM has engaged BlackRock Fund Advisors (or “BFA”) as investment sub-adviser for the stock portion of the Fund.

	Portfolio Manager	Length of Portfolio Manager Service	Title

BFA	Alan Mason	Since 2014	Managing Director

	Greg Savage	Since 2009	Managing Director

	Jennifer Hsui	Since 2016	Managing Director

	Creighton Jue	Since 2016	Managing Director

	Rachel Aguirre	Since 2016	Director

SFIM	John Malito	Since 2016	Assistant Vice President—SFIM; Investment Professional—State Farm Mutual Automobile Insurance Company

	Lisa Rogers	Since 2016	Assistant Vice President—SFIM; Investment Professional—State Farm Mutual Automobile Insurance Company

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

27

HOW THE FUNDS INVEST

Each Fund has its own investment objective. The Board of Trustees of State Farm Variable Product Trust (the “Trust”) may change those investment objectives without a vote of the Trust’s shareholders.

The Funds and Borrowing

From time to time, each Fund may borrow money in amounts up to 33 1/3% of its total assets (including the amount borrowed). Each Fund may also borrow up to an additional 5% of its total assets (including the amount borrowed), but only for temporary purposes (for example, to facilitate distributions to shareholders or to meet redemption requests).

Frequent Trading of Portfolio Securities by the Funds

Under ordinary circumstances, each Fund is substantially fully invested. Except for the Large Cap Equity Index Fund, the Small Cap Equity Index Fund and the International Equity Index Fund (each an “Equity Index Fund” and together the “Equity Index Funds”) and the Money Market Fund, each Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. If the Manager or sub-adviser to a Fund determines that market or economic conditions warrant a temporary defensive position, the Funds each manage (or the applicable portion of such Fund) may hold up to 100% of their assets in cash, cash equivalents or other temporary investments such as short-term government or corporate obligations. During those periods, a Fund’s assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

The Funds do not generally anticipate engaging in active and frequent trading of portfolio securities as a principal investment strategy or as a by-product of a principal investment strategy.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures regarding the disclosure of the Funds’ portfolio securities is available in the Trust’s Statement of Additional Information (the “SAI”).

Money Market Fund

Investment Objective    The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

Investment Strategies

How does this Fund pursue its investment objective?    The Money Market Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value (“NAV”) of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will be 60 days or less and the dollar-weighted average life to maturity will be 120 days or less.

•

The Fund will only buy securities that have remaining maturities of 397 days or less or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulation.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund seeks to invest in securities that present minimal credit risk.

The Money Market Fund intends to qualify as a “government money market fund” as defined in, or interpreted in accordance with, Rule 2a-7 under the Investment Company Act of 1940, as amended. “Government money market funds” are required to invest at least 99.5% of their assets in (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or (iii) repurchase agreements that are collateralized fully. Government money market funds like the Fund are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates. While the Trust’s Board of Trustees may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board of Trustees has elected not to do so at this time.

The Money Market Fund’s adviser, State Farm Investment Management Corp. (the “Manager” or “SFIM”), seeks to develop an appropriate portfolio of securities for the Fund by considering the differences in yields among securities of different maturities, market sectors and issuers.

What types of securities does the Money Market Fund invest in?    Under normal conditions, the Money Market Fund invests its assets primarily (at least 99.5%) in:

•	Debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities,

•	Cash, and

•	Repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

28

Risks

What are the main risks of investing in the Money Market Fund?

Given the types of securities that the Money Market Fund invests in, the level of risk associated with the Money Market Fund is lower than most other types of mutual funds. However, every investment involves some level of risk. An investor in the Fund is subject to the following types of risks:

•

Management Risk.    The assessment by the Fund’s investment adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the bonds the Fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including governmental policy, monetary policy, inflation expectations, perceptions of risk and supply and demand for bonds. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities.

Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•	Credit Risk. The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls.

•	Income Risk. The risk that the income from the bonds the Fund holds will decline.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

•

Government Securities Risk.    The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

•

Transactions Risk.    The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

•

Net Asset Value Risk.    There is no assurance that the Fund will maintain a net asset value of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund’s sponsor will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a net asset value of $1.00 per share. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not occur in the future.

As with any money market mutual fund, the yield paid by the Fund will vary with changes in interest rates. Also, there is a possibility that the Money Market Fund’s share value could fall below $1.00, which could reduce the value of your account. Beginning in February 2009, the daily interest income on securities held by the Money Market Fund fell to a level below the amount of operating expenses incurred by the Money Market Fund. Since that time, SFIM has been voluntarily waiving portions of its fees in amounts necessary to keep the daily net investment income of the Money Market Fund from falling below zero.

An investment in the Money Market Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Money Market Fund’s adviser has no legal obligation to provide financial support to the Fund, and you should not expect that the adviser will provide financial support to the Fund at any time. Although the Money Market Fund seeks to preserve the value of your investment by maintaining a stable NAV of $1.00 per share, the Fund may not succeed and you may still lose money by investing in the Fund.

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EQUITY INDEX FUNDS—

LARGE CAP EQUITY INDEX FUND

SMALL CAP EQUITY INDEX FUND

INTERNATIONAL EQUITY INDEX FUND

The Large Cap, Small Cap, and International Equity Index Funds are equity index Funds that invest mostly in stocks. By investing in a broad range of stocks within a specific index (a “benchmark index”), each of these Funds seeks to match the performance of its benchmark index, whether that index goes up or down.

An investment in an equity index Fund is not a deposit in any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in an equity index Fund.

Investment Objectives

Large Cap Equity Index Fund—The Large Cap Equity Index Fund seeks to match the performance of the S&P 500 Index (the “S&P 500”)(1) by investing in the securities that make up the S&P 500. The S&P 500 tracks the common stock performance of 500 large U.S. companies.

Small Cap Equity Index Fund—The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000 Small Stock Index (the “Russell 2000”)(2). This Fund invests primarily in some of the stocks found in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

International Equity Index Fund—The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index (the “EAFE Free”)(3). This Fund invests primarily in some of the stocks found in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies located in Europe, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore.

The providers of the benchmark indices calculate those indexes without taking the Funds into account, and do not sponsor or endorse the Funds in any way.

Investment Strategies

How do the equity index Funds pursue their respective investment objectives?    BlackRock Fund Advisors (“BFA”) does not manage the equity index Funds according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the BFA utilizes a “passive” or indexing investment approach for each equity index Fund, attempting to approximate the investment performance of each Fund’s benchmark index. BFA selects stocks for an equity index Fund so that the overall investment characteristics of each Fund (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of each Fund’s benchmark index.

Each equity index Fund attempts to remain as fully invested as practicable in a pool of stocks and other equity securities that comprise the applicable benchmark index in a manner that is expected to approximate the performance of the benchmark index. Under normal operating conditions, each equity index Fund seeks to invest at least 90% of its net assets in stocks that are represented in its benchmark index and will at all times invest a substantial portion of its total assets in such stocks.

In what types of securities do the equity index Funds invest?    The Large Cap, Small Cap and International Equity Index Funds invest mostly in stocks. By investing in the broad range of stocks within its benchmark index, each equity index Fund avoids the risks of individual stock selection and, instead, tries to match the performance of its benchmark index, whether that index goes up or down.

Each equity index Fund attempts to remain as fully invested as practicable in the stocks that are represented in its benchmark index.

(1)

The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by the Trust. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Trust. The Trust’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

(2)

Russell Investment Group (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell 2000® Index. Russell® is a trademark of Russell. The Small Cap Equity Index Fund is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed the Small Cap Equity Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

(3)

The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the Trust. The International Equity Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold, or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust’s SAI contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

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Do the equity index Funds hold every stock in their indices?

•	The Large Cap Equity Index Fund invests in the securities that make up the S&P 500.

•

The Small Cap Equity Index and International Equity Index Funds generally do not hold all of the issues that comprise their respective benchmark indices, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, both the Small Cap Equity Index Fund and the International Equity Index Fund attempt to hold a representative sample of the securities in the appropriate benchmark index, which will be selected by BFA utilizing certain sampling and modeling techniques. These sampling and modeling techniques may not be successful. As a result of these sampling and modeling techniques, the Funds may not have the identical capitalization, industry and fundamental characteristics as their benchmarks. Please refer to the SAI for a more detailed discussion of the techniques that BFA employs in selecting the portfolio securities of the Small Cap Equity Index Fund and International Equity Index Fund.

•

From time to time, the portfolio composition of the equity index Funds may be altered (or “rebalanced”) to reflect changes in the characteristics of its benchmark index or, for the Small Cap Equity Index Fund and International Equity Index Fund, with a view to bringing the performance and characteristics of each Fund more closely in line with that of its benchmark index.

Will the performance of the equity index Funds always equal the performance of their benchmark index?    No. BFA attempts to track the performance of each equity index Fund’s benchmark index, but there is no assurance that BFA will be successful. The degree to which an equity index Fund fails to track the performance of its benchmark index is referred to as the “tracking error.” BFA expects that, over time, the tracking error of an equity index Fund will be less than 5%. BFA monitors the tracking error of each equity index Fund on an ongoing basis and seeks to minimize tracking error to the extent possible. There can be no assurance that any equity index Fund will achieve any particular level of tracking error. For an explanation of “expected tracking error” and more information on this subject, see the SAI.

Another reason why the performance of an equity index Fund may not always equal the performance of its benchmark index is because the performance of the benchmark indices does not take into account management fees or the other expenses that the Funds incur.

Risks

What are the main risks of investing in an equity index Fund?

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Management Risk.    The assessment by a fund’s investment adviser or sub-adviser of the securities to be purchased or sold by a fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•	Indexing Risk. An index fund attempts to match the performance of a securities market index, but there is no guarantee that such a fund will succeed in its attempt to match such performance.

•

Security Selection Risk.    Because securities market indices are developed by persons unrelated to an index fund, a fund’s investment adviser or sub-adviser, an index fund may hold stocks in companies that present risks that a fund’s investment adviser or sub-adviser researching individual stocks might avoid.

•

Smaller Company Size Risk.    The Small Cap Equity Index Fund invests in securities issued by small capitalization companies. Investing in smaller companies involves a higher level of risk than investing in larger, more established companies. Small capitalization companies often do not have the financial strength needed to do well in difficult economic times. Also, they often sell limited numbers of products, which can make it harder for them to compete with larger companies. As a result, their stock prices may fluctuate more over the short-term, but they have more potential to grow. Thus, the common stock of certain small capitalization companies may offer greater potential for appreciation when compared to larger, more established companies.

•

Financial Sector Risk.    The Small Cap Equity Index Fund may invest 25% or more of its net assets in securities issued by companies in the financial sector. The market value of securities of issuers in the financial sector can be affected by various factors, such as adverse regulatory or economic occurrences, availability of credit, fluctuations in asset values, unstable interest rates, increased competition, continuing consolidations and development of new products and structures. Furthermore, increased government involvement in financial institutions could adversely impact the value of such institutions.

•

Foreign Investing Risk.    The International Equity Index Fund may invest all its assets in foreign securities. Investing in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States (‘‘foreign issuers’’) or in securities denominated or quoted in foreign currency (‘‘non-dollar securities’’) typically involves the following risks:

•	fluctuations in currency exchange rates;

•	higher trading and custody charges compared to securities of U.S. companies;

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•

different accounting and reporting practices than U.S. companies, or laws permitting issuers to limit the information they give investors, often making it more difficult to evaluate financial information from foreign issuers;

•	less stringent securities regulation;

•	potential political or economic instability; and

•	less established securities markets, which may not have developed the sort of institutional controls that are present in domestic markets.

•

An equity index Fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track its benchmark index as closely as possible, it will tend to underperform the index to some degree over time. If an equity index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.

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LARGE CAP EQUITY FUND

Investment Objective    The Large Cap Equity Fund seeks long-term growth of capital.

Investment Strategies

How does this Fund pursue its investment objective?    Two different investment sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”), select investments for the Large Cap Equity Fund. Bridgeway and Westwood each manage approximately one-half of the Large Cap Equity Fund’s portfolio. SFIM monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the portfolio are discussed separately below.

Bridgeway

Bridgeway invests its portion of the Large Cap Equity Fund in a diversified portfolio of large growth stocks that are listed on the New York Stock Exchange, NYSE MKT and the National Association of Securities Dealers Automated Quotation System (“NASDAQ”). Bridgeway defines “large stocks” as those whose market capitalization (stock market worth) falls within the range of the Russell 1000 Index, an unmanaged, market value weighted index, which measures performance of approximately 1,000 of the largest companies in the market with dividends reinvested. The Russell 1000 Index is reconstituted from time to time. The market capitalization of companies in which Bridgeway may invest may vary with market conditions. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Bridgeway selects stocks within the large-cap growth category for the Large Cap Equity Fund using a statistically driven approach. Under normal conditions, at least 80% of Bridgeway’s portion of the Large Cap Equity Fund’s net assets (plus borrowings for investment purposes) are invested in stocks from among those in the large-cap growth category at the time of purchase. However, Bridgeway will not necessarily sell a stock if it “migrates” to a different category after purchase.

Bridgeway may invest up to 10% of its segment of the Large Cap Equity Fund’s assets primarily in common stocks and depository receipts of foreign companies.

Westwood

Under normal market conditions, Westwood invests at least 80% of its portion of the Large Cap Equity Fund (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in common stocks and other equity securities of large capitalization companies, including foreign companies. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines large capitalization companies as those companies with market capitalizations generally greater than $5 billion at the time of purchase, while seasoned companies generally have been operating for at least three years.

In selecting securities, Westwood maintains a list of approved securities of issuers which it believes have proven records and potential for above-average earnings growth. Westwood considers purchasing a security on such list if Westwood’s forecast for growth rates and earnings for that issuer exceeds Wall Street expectations. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt to equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. Westwood has disciplines in place that serve as sell signals, such as a security reaching a pre-determined price target, and/or a fundamental change that negatively impacts the outlook and original investment thesis. The risk characteristics of Westwood’s portion of the Large Cap Equity Fund, such as beta (a measure of volatility), are generally expected to be less than those of the S&P 500 Index, the Fund’s benchmark.

What types of securities does the Large Cap Equity Fund invest in?    In managing the Large Cap Equity Fund, Bridgeway and Westwood seek to purchase the common stocks of large U.S. companies that a sub-adviser considers well run and able to generate long-term capital appreciation. Common stocks, in general, offer a way to invest for long-term growth of capital.

Risks

What are the main risks of investing in this Fund?

•

Equity Securities Risk.    Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Holders of common stock generally are subject to more risks than holders of preferred stock and debt securities because the status of common stockholders upon the bankruptcy of the issuer is subordinated to that of preferred stock and debt holders.

•

Market Risk.    The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or

33

economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.

•	Management Risk. Bridgeway’s and Westwood’s assessment of the securities purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

Under ordinary circumstances, the Fund is substantially fully invested. If SFIM or the Fund’s investment sub-advisers determine that market or economic conditions warrant a temporary defensive position, the Fund may hold up to 100% of its assets in cash, cash equivalents or other temporary investments, such as short-term government or corporate obligations. During those periods, the Fund’s assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

An investment in the Large Cap Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

34

SMALL/MID CAP EQUITY FUND

Investment Objective    The Small/Mid Cap Equity Fund seeks long-term growth of capital.

How does this Fund pursue its investment objective? SFIM invests its portion of the Small/Mid Cap Equity Fund in shares of the iShares Core S&P Mid-Cap ETF.

Bridgeway

Bridgeway invests its portion of the Fund in a diversified portfolio of small capitalization stocks issued by companies listed on the New York Stock Exchange, NYSE MKT and the NASDAQ. Bridgeway defines “small stocks” as those whose market capitalization (stock market value) falls within the range of the Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of approximately 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Russell 2000 Index is reconstituted from time to time. The market capitalization of companies in which Bridgeway may invest may vary with market conditions. Bridgeway will not necessarily sell a stock if it migrates to a different category after purchase. Bridgeway selects stocks using a statistically driven approach.

Bridgeway invests in small capitalization stocks in the “value” category, which it defines as those stocks that Bridgeway believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Under normal conditions, at least 80% of Bridgeway’s portion of the Small/Mid Cap Equity Fund’s net assets (plus borrowings for investment purposes) is invested in stocks from among those in the small cap value category at the time of purchase. However, Bridgeway will not necessarily sell a stock if it “migrates” to a different category after purchase.

Bridgeway may invest up to 10% of its segment of the Fund’s assets in equity securities and depositary receipts of foreign companies.

Bridgeway may sell individual securities for several reasons including: the investment purpose of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

What types of securities does the Small/Mid Cap Equity Fund invest in?    SFIM invests its portion of the Small/Mid Cap Equity Fund in shares of the iShares Core S&P Mid-Cap ETF. Bridgeway invests its portion of the Small/Mid Cap Equity Fund in equity securities within the range of market capitalization of companies in the Russell 2000 Index.

Risks

What are the main risks of investing in this Fund?

Underlying Fund Risk.    Because it invests approximately 50% of its assets in the iShares Core S&P Mid-Cap ETF, the Fund’s investment performance significantly depends on the investment performance of that underlying ETF. An investment in the Fund is subject to the risks associated with the iShares Core S&P Mid-Cap ETF. In particular, the Fund may be subject to the following risks as a result of its investment in the iShares Core S&P Mid-Cap ETF:

•

Asset Class Risk.    Securities and other assets in the Underlying Index or in the iShares Core S&P Mid-Cap ETF’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

•

Authorized Participant Concentration Risk.    Only an Authorized Participant (as defined in the Creations and Redemptions section of the iShares Core S&P Mid-Cap ETF’s prospectus) may engage in creation or redemption transactions directly with the iShares Core S&P Mid-Cap ETF. The iShares Core S&P Mid-Cap ETF has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the iShares Core S&P Mid-Cap ETF and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined in the Purchase and Sale of iShares Core S&P Mid-Cap ETF Shares section of the iShares Core S&P Mid-Cap ETF’s Prospectus), iShares Core S&P Mid-Cap ETF shares may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.

•

Concentration Risk.    The iShares Core S&P Mid-Cap ETF may be susceptible to an increased risk of loss, including losses due to adverse events that affect the iShares Core S&P Mid-Cap ETF’s investments more than the market as a whole, to the extent that the iShares Core S&P Mid-Cap ETF’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

•

Index-Related Risk.    There is no guarantee that the iShares Core S&P Mid-Cap ETF will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the iShares Core S&P Mid-Cap ETF’s

35

ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the iShares Core S&P Mid-Cap ETF and its shareholders.

•

Market Trading Risk.    The iShares Core S&P Mid-Cap ETF faces numerous market trading risks, including the potential lack of an active market for iShares Core S&P Mid-Cap ETF shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the iShares Core S&P Mid-Cap ETF shares trading at a premium or discount to NAV.

•	Passive Investment Risk. The iShares Core S&P Mid-Cap ETF is not actively managed and generally does not attempt to take defensive positions under any market conditions, including declining markets.

•

Securities Lending Risk.    The iShares Core S&P Mid-Cap ETF may engage in securities lending. Securities lending involves the risk that the iShares Core S&P Mid-Cap ETF may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The iShares Core S&P Mid-Cap ETF could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the iShares Core S&P Mid-Cap ETF.

•

Tracking Error Risk.    Tracking error is the divergence of the iShares Core S&P Mid-Cap ETF’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the iShares Core S&P Mid-Cap ETF’s portfolio and those included in the Underlying Index, pricing differences (including differences between a security’s price at the local market close and the iShares Core S&P Mid-Cap ETF’s valuation of a security at the time of calculation of the iShares Core S&P Mid-Cap ETF’s NAV), transaction costs, the iShares Core S&P Mid-Cap ETF’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the iShares Core S&P Mid-Cap ETF incurs fees and expenses, while the Underlying Index does not.

Fund Risk.    The Fund as a whole is subject to the following risks:

•

Equity Securities Risk.    Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Holders of common stock generally are subject to more risks than holders of preferred stock and debt securities because the status of common stockholders upon the bankruptcy of the issuer is subordinated to that of preferred stock and debt holders.

•

Financials Sector Risk.    Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber-attacks and technology malfunctions have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Industrials Sector Risk.    The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

•

Information Technology Sector Risk.    Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

•

Issuer Risk.    Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•	Market Risk. Stock prices may fluctuate widely over short or even extended periods in response to company, market,

36

or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Mid-Capitalization Companies Risk.    Investments and securities of mid-cap companies may involve greater risk of loss than investing in larger, more established companies. Mid-cap companies may have limited product lines, markets or financial resources and less seasoned management teams and may trade less frequently at a lower volume than more widely held securities. The prices of mid-cap companies’ stock tend to fluctuate in value more than those of larger capitalization stocks.

•

Risk of Investing in Developed Countries.    The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

•

Risk of Investing in the United States.    The Fund has significant exposure to U.S. issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

•

Smaller Company Size Risk.    The securities of smaller capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Fund’s investments may not be actively traded, which increases the risk that the Fund’s investment adviser or sub-adviser may have difficulty selling securities the Fund holds.

•

Investment Company Securities Risk.    The Fund invests in securities of other open-end investment companies. The risks of investments in other investment companies typically reflect the risks of the types of securities in which those underlying funds invest. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Under ordinary circumstances, the Fund is substantially fully invested. If SFIM or the Fund’s investment sub-adviser determine that market or economic conditions warrant a temporary defensive position, the Fund may hold up to 100% of its assets in cash, cash equivalents or other temporary investments, such as short-term government or corporate obligations. During those periods, the Fund’s assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

An investment in the Small/Mid Cap Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

37

INTERNATIONAL EQUITY FUND

Investment Objective    The International Equity Fund seeks long-term growth of capital.

Investment Strategies

How does this Fund pursue its investment objective? Marsico Capital Management, LLC (“Marsico”) and Northern Cross select investments for the International Equity Fund. Marsico and Northern Cross each manage approximately one-half of the International Equity Fund’s portfolio. SFIM monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the portfolio are discussed separately below.

Marsico

Marsico invests its portion of the International Equity Fund primarily in foreign equity securities issued by companies that it selects for their long-term growth potential. Marsico may invest its portion of the International Equity Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. The Fund may invest in securities of companies economically tied to emerging markets. Some issuers of securities in the Fund’s portfolio may be based in or economically tied to the U.S. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macro-economic analysis with ‘bottom-up’ stock selection.

Northern Cross

Northern Cross invests its portion of the International Equity Fund in securities issued by foreign companies which it believes have the potential for long term margin expansion. Northern Cross focuses on equities priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions Northern Cross will invest its portion of the International Equity Fund in 60-80 companies with a diversified representation of sectors. In selecting securities for the International Equity Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing.

What types of securities does the International Equity Fund invest in?    The International Equity Fund is invested in foreign securities in the growth and value segments. The Fund may invest in emerging market securities. There is no restriction on the size of the companies in which the Fund invests. Foreign investing provides opportunities different from those available in the U.S. and some risks, which in some ways may be greater than U.S. investments.

Risks

What are the main risks of investing in this Fund?

•

Market Risk.    The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•	Management Risk. Marsico’s and Northern Cross’ assessment of the securities purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

Under ordinary circumstances, the Fund is substantially fully invested. If SFIM or the Fund’s investment sub-adviser determine that market or economic conditions warrant a temporary defensive position, the Fund may hold up to 100% of its assets in cash, cash equivalents or other temporary investments, such as short-term government or corporate obligations. During those periods, the Fund’s assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

An investment in the International Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

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BOND FUND

Investment Objective    The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains.

Investment Strategies

How does this Fund pursue its investment objective?     The Bond Fund emphasizes investment grade bonds and maintains an intermediate (typically, less than 6 years) average portfolio duration. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or, if a bond has not been rated by a recognized rating organization, bonds determined to be of comparable quality by SFIM. A bond is investment grade if Moody’s Investors Service, Inc. (‘‘Moody’s’’) or Standard & Poor’s Financial Services LLC, a division of McGraw Hill Financial (‘‘S&P’’) have rated the bond in one of their respective four highest rating categories.

The Bond Fund may invest in the following instruments:

•	Corporate debt securities: investment grade securities issued by domestic and foreign corporations and, to a limited extent (up to 20% of its assets), in lower rated securities.

•	U.S. Government debt securities: securities issued or guaranteed by the U.S. Government.

•	Debt securities of U.S. Government-sponsored entities: securities issued by U.S. Government agencies or instrumentalities.

•	Foreign government debt securities: investment grade securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars.

•	Asset backed & mortgage backed securities: investment grade securities backed by mortgages, consumer loans & other assets.

•

Other issuer debt securities: the Fund may invest up to 20% of its assets in debt securities and preferred stocks that are convertible into common stocks as well as nonconvertible preferred stocks or securities.

What types of securities does the Bond Fund invest in?    The Bond Fund invests primarily in investment grade bonds and in the same types of U.S. Government securities as the Money Market Fund. Under normal circumstances, at least 80% of the Fund’s net assets plus any borrowings will be invested in investment grade bonds or unrated debt securities that SFIM determines to be of equivalent quality.

In making investment decisions on specific securities, the Manager looks for companies with one or more of the following characteristics:

•	Strong cash flow and a recurring revenue stream

•	A strong industry position

•	A strong financial position

•	Strong management with a clearly defined strategy

•	Capability to develop new or superior products or services

In selecting bonds for the Bond Fund, SFIM seeks to maximize current income while minimizing risk and volatility through prudent investment management. Accordingly, the Bond Fund seeks to limit its exposure to very risky or speculative investments by investing primarily in investment grade bonds that offer the potential for attractive returns.

The Bond Fund generally seeks to maintain a dollar weighted average portfolio duration of less than six years. Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates.

The Bond Fund may also invest up to 20% of its assets in the following securities:

•

Non-investment grade debt securities or comparable unrated debt securities. Non-investment grade bonds are rated lower than BBB by S&P or lower than Baa by Moody’s and are often referred to as ‘‘junk bonds.’’ Junk bonds are considered by those rating agencies to have varying degrees of speculative characteristics.

Consequently, although they can be expected to provide higher yields, such securities may be subject to greater market value fluctuations and greater risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities.

•

Convertible debt securities, convertible preferred stocks and nonconvertible preferred stocks. To the extent that the Bond Fund invests in such securities, the Bond Fund’s investment portfolio will be subject to relatively greater risk of loss of income and principal.

When appropriate, in SFIM’s opinion, based upon prevailing market or economic conditions, the Bond Fund for temporary defensive purposes may invest up to 100% of its total assets in other types of securities, including securities in which the Money Market Fund may invest, or it may retain funds in cash. During any such period, the Bond Fund would not be invested in a way designed to meet its objective.

Risks

What are the main risks of investing in this Fund?

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•

Management Risk.    The assessment by the Fund’s investment adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the bonds the Fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including governmental policy, monetary policy, inflation expectations, perceptions of risk and supply and demand for bonds. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities.

Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Prepayment and Extension Risk.    The risk that homeowners or consumers may alter the pace of repayment on their mortgage or consumer loans, which may affect the yield of mortgage-or asset-backed securities that are backed by such loans.

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

•

High Yield, High Risk Securities.    Bonds that are in low or below investment-grade categories, or are unrated at the time of purchase (sometimes referred to as “junk bonds” or high yield securities) have a greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated bonds may be less liquid and more difficult to value than higher-rated securities.

•	Liquidity Risk. The investment adviser to the Fund may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

•	Income Risk. The risk that the income from the bonds the Fund holds will decline.

The Fund’s investments in securities issued by U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. Government. Furthermore, no assurances can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

An investment in the Bond Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

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STOCK AND BOND BALANCED FUND

Investment Objective    The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income.

Investment Strategies

How does this Fund pursue its investment objective?    The Stock and Bond Balanced Fund invests substantially all of its assets in shares of the Large Cap Equity Index Fund and the Bond Fund.

In making investment decisions on specific securities for the Bond Fund, the Manager looks for companies with one or more of the following characteristics:

•	Strong cash flow and a recurring revenue stream

•	A strong industry position

•	A strong financial position

•	Strong management with a clearly defined strategy

•	Capability to develop new or superior products or services

How does the Stock and Bond Balanced Fund invest its assets?    The Stock and Bond Balanced Fund invests in shares of the Large Cap Equity Index Fund and the Bond Fund. Generally, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. The Stock and Bond Balanced Fund never invests more than 75% of its net assets in either underlying Fund. Though the Stock and Bond Balanced Fund is not an asset allocation or market timing mutual fund, it does, from time to time, adjust the amount of its assets invested in each underlying Fund as economic, market and financial conditions warrant. Please refer to the descriptions of the investments of the Large Cap Equity Index Fund and the Bond Fund, above for a discussion of the portfolio securities of these Funds and the risks associated with each. Please refer to “Managing the Investments of the Funds—Compensating SFIM for its Services” for more information on the fees SFIM will receive for managing these underlying Funds.

Risks

What are the main risks of investing in this Fund?

Because the Stock and Bond Balanced Fund invests substantially all its assets in the Large Cap Equity Index Fund and the Bond Fund, the risks of investing in the Stock and Bond Balanced Fund are the same as the risks of investing in those underlying funds.

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Management Risk.    The assessment by a fund’s investment adviser or sub-adviser of the securities to be purchased or sold by a fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Index Fund Risk.    An index fund has operating and other expenses, while an index does not. As a result, while the Fund will attempt to track its benchmark index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, that fund will perform poorly when the index performs poorly.

•	Indexing Risk. An index fund attempts to match the performance of a securities market index, but there is no guarantee that such a fund will succeed in its attempt to match such performance.

•

Security Selection Risk.    Because securities market indices are developed by persons unrelated to an index fund, a fund’s investment adviser or sub-adviser, an index fund may hold stocks in companies that present risks that a fund’s investment adviser or sub-adviser researching individual stocks might avoid.

•

Interest Rate Risk and Call Risk.    The risk that the bonds a fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including governmental policy, monetary policy, inflation expectations, perceptions of risk and supply and demand for bonds. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities.

Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, a fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Prepayment and Extension Risk.    The risk that homeowners or consumers may alter the pace of repayment on their mortgage or consumer loans, which may affect the yield of mortgage-or asset-backed securities that are backed by such loans.

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to a fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

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•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

•

High Yield, High Risk Securities.    Bonds that are in low or below investment-grade categories, or are unrated at the time of purchase (sometimes referred to as “junk bonds” or high yield securities) have a greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated bonds may be less liquid and more difficult to value than higher-rated securities.

•	Liquidity Risk. The investment adviser to a fund may have difficulty selling securities a fund holds at the time it would like to sell, and at the value a fund has placed on those securities.

•	Income Risk. The risk that the income from the bonds a fund holds will decline.

•

Investment Company Securities Risk.    The Stock and Bond Balanced Fund invests in securities of other open-end investment companies. The risks of investment in other investment companies typically reflect the risks of the types of securities in which those underlying funds invest. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

The Stock and Bond Balanced Fund is ‘‘non-diversified’’ because it invests almost entirely in shares of Large Cap Equity Index Fund and Bond Fund. A non-diversified mutual fund is generally more sensitive to changes in the value of individual investments than a fund that invests in securities from a large number of different issuers. However, both Large Cap Equity Index Fund and Bond Fund are diversified.

An investment in the Stock and Bond Balanced Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

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MANAGING THE INVESTMENTS OF THE FUNDS

Investment Adviser

SFIM serves as the investment adviser to each Fund. Subject to the supervision of the Board of Trustees of the Trust, SFIM is responsible for overseeing the day-to-day operations and business affairs of the Trust. SFIM’s principal office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. SFIM is wholly-owned by State Farm Mutual Automobile Insurance Company.

Since its inception in 1967, SFIM’s principal business has been to act as investment adviser, transfer agent and dividend disbursing agent for the funds in the State Farm family of mutual funds. SFIM also provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other costs of employing all these persons. SFIM furnishes the Trust with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment.

Expenses of the Funds

The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by SFIM as described above.

Compensating SFIM for its Services

Each Fund (except the Stock and Bond Balanced Fund) pays SFIM an investment advisory fee based upon that Fund’s average daily net assets. The fee is accrued daily and paid to SFIM monthly at the following annual rates:

Fund	Rate of Advisory Fee
Money Market Fund	0.10% of average daily net assets
Large Cap Equity Index Fund	0.13% on the first $500 million, 0.12% on the next $250 million, 0.11% on the next $250 million, 0.085% on the next $2 billion, and 0.06% on amounts exceeding $3 billion of average daily net assets
Small Cap Equity Index Fund	0.15% on the first $150 million, 0.13% on the next $850 million, 0.105% on the next $2 billion and 0.08% on amounts exceeding $3 billion of average daily net assets
International Equity Index Fund	0.16% on the first $150 million, 0.14% on the next $850 million, 0.115% on the next $2 billion and 0.09% on amounts exceeding $3 billion of average daily net assets
Large Cap Equity Fund	0.60% of average daily net assets
Small/Mid Cap Equity Fund	0.80% of average daily net assets
International Equity Fund	0.80% of average daily net assets
Bond Fund	0.50% of average daily net assets
Stock and Bond Balanced Fund*	None

*	SFIM has agreed not to be paid an investment advisory and management services fee for performing its services for the Stock and Bond Balanced Fund and has agreed to reimburse the Stock and Bond Balanced Fund for any other expenses directly incurred by the Fund except acquired fund fees and expenses. (This expense limitation arrangement is voluntary and may be eliminated by SFIM at any time.) However, SFIM will receive investment advisory fees from managing the underlying Funds in which the Stock and Bond Balanced Fund invests.

The assets of the State Farm S&P 500 Index Fund of the State Farm Mutual Fund Trust are combined with the assets of the Large Cap Equity Index Fund for purposes of calculating the breakpoints in the table above. The assets of the State Farm Small Cap Index Fund of the State Farm Mutual Fund Trust are combined with the assets of the Small Cap Equity Index Fund for purposes of calculating the breakpoints in the table above. The assets of the State Farm International Index Fund of the State Farm Mutual Fund Trust are combined with the assets of the International Equity Index Fund for purposes of calculating the breakpoints in the table above.

For each of the Funds other than the Stock and Bond Balanced Fund, International Equity Index Fund and International Equity Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.10% of such Fund’s average daily net assets. SFIM will reimburse all of the custody fees for the Large Cap Equity Index Fund and the Small Cap Equity Index Fund without regard to this cap. For the International Equity Index Fund and International Equity Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.20% of the Fund’s average daily net assets. For the Money Market Fund, SFIM has agreed to waive all or a portion of its fees due from the Money Market Fund to prevent the Money Market Fund’s daily net investment income from falling below zero. These expense limitation arrangements are voluntary and may be eliminated by SFIM at any time.

For the Small/Mid Cap Equity Fund, SFIM has also contractually agreed to waive 0.29% of management fees payable by the Small/Mid Cap Equity Fund through April 30, 2018.

The Bond and the Stock and Bond Balanced Funds are each managed by a team of SFIM employees (each, an “Advisory Team”). The investment decisions for both the Bond Fund and the Stock and Bond Balanced Fund are made, subject to the oversight of the Board of Trustees of the Trust, by the Advisory Team for each Fund.

For information regarding the basis for the Board of Trustees’ approval of the continuation or replacement of the investment advisory and sub-advisory contracts, please read the Trust’s semi-annual report for the six month period ended June 30, 2016.

Oversight of Sub-Advisers

The Trust and SFIM have obtained an exemptive order from the Securities and Exchange Commission that permits the Trust and SFIM to retain sub-advisers and modify sub-advisory arrangements without shareholder approval. Under the exemptive order, SFIM may

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act as a “manager of managers” for the Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Bond Fund and Money Market Fund. SFIM supervises sub-advisers to each Fund that has retained a sub-adviser and has ultimate responsibility (subject to oversight by Trust’s Board of Trustees) to recommend their hiring, termination and replacement.

Investment Sub-Advisers

BFA

SFIM has engaged BFA as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index, Small Cap Equity Index and International Equity Index Funds.

BFA is located at 400 Howard Street, San Francisco, California 94105. BFA is an indirectly wholly owned subsidiary of BlackRock, Inc. As of December 31, 2016, BFA and its affiliates provided investment advisory services for assets in excess of $5.1 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Funds invest.

For more information regarding BFA, including a discussion regarding compensation that BFA receives from SFIM, please read the section entitled “INVESTMENT ADVISORY AGREEMENTS—Between SFIM and BFA” in the SAI.

Bridgeway

SFIM has engaged Bridgeway as the investment sub-adviser to provide day-to-day portfolio management for a portion of the Large Cap Equity Fund. Bridgeway also has been providing investment sub-advisory services to a portion of the Small/Mid Cap Equity Fund since December 1, 2006.

Bridgeway is located at 20 Greenway Plaza, Suite 450, Houston, Texas 77046. Bridgeway was formed in 1993. Bridgeway is an investment management firm that uses a statistically driven approach to create investment portfolios for its institutional and mutual fund clients. For more information regarding Bridgeway, please read the section entitled “INVESTMENT ADVISORY AGREEMENTS—Between SFIM and Bridgeway” in the SAI.

Westwood

SFIM has engaged Westwood as the investment sub-adviser to provide day-to-day portfolio management for a portion of the Large Cap Equity Fund.

Westwood is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. Westwood was founded in 1983. Westwood is a fundamental investment management firm that employs a bottom-up, value-based stock selection strategy to construct portfolios designed to generate superior risk-adjusted returns for its institutional and mutual fund clients. For more information regarding Westwood, please read the section entitled “INVESTMENT ADVISORY AGREEMENTS—Between SFIM and Westwood” in the SAI.

Marsico

SFIM has engaged Marsico as the investment sub-adviser to provide day-to-day portfolio management for a portion of the International Equity Fund.

Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico was organized in 1997. In addition to sub-advising a segment of the International Equity Fund, Marsico provides investment management services to other mutual funds and private accounts. For more information regarding Marsico, please read the section entitled “INVESTMENT ADVISORY AGREEMENTS—Between SFIM and Marsico” in the SAI.

Northern Cross

SFIM has engaged Northern Cross as the investment sub-adviser to provide day-to-day portfolio management for a portion of the International Equity Fund.

Northern Cross is located at 125 Summer Street, 14th Floor, Suite 1410, Boston, Massachusetts 02110. Northern Cross is an investment management firm specializing in international equity mandates. As of December 31, 2016, Northern Cross had $36.7 billion under management. For more information regarding Northern Cross, please read the section entitled “INVESTMENT ADVISORY AGREEMENTS—Between SFIM and Northern Cross” in the SAI.

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PORTFOLIO MANAGERS

The Funds are managed by portfolio management teams as described below.

Large Cap Equity Index Fund

Small Cap Equity Index Fund

International Equity Index Fund

Alan Mason, Greg Savage, CFA, Jennifer Hsui, CFA, Creighton Jue, CFA, and Rachel Aguirre are primarily responsible for the day-to-day management of the equity index Funds. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his portfolio management team with more limited responsibilities, but each portfolio manager has appropriate limitations on his authority for risk management and compliance purposes.

Alan Mason has been a managing director at BFA since 2009, and head of Americas Beta Strategies since 2014. Mr. Mason was previously a portfolio manager with Barclays Global Investors, N.A. and Barclays Global Fund Advisors from 1997-2009. Mr. Mason has been one of the portfolio managers responsible for the day-to-day management of the equity index Funds since February 2014.

Greg Savage, CFA, has been a managing director at BFA since 2010. Mr. Savage was previously a senior portfolio manager for Barclays Global Fund Advisors and Barclays Global Investors, N.A. from 2006 to 2009 and a portfolio manager for Barclays Global Fund Advisors and Barclays Global Investors, N.A. from 2001 to 2006. Mr. Savage has been one of the portfolio managers primarily responsible for the day-to-day management of the equity Index Funds since January 2008.

Jennifer Hsui, CFA, has been a managing director at BFA since 2011 and was a director at BFA from 2009 to 2011. Ms. Hsui was previously a principal of Barclays Global Investors, N.A. from 2006 to 2009. Creighton Jue, CFA, has been a managing director at BFA since 2011 and was a director at BFA from 2009 to 2011. Mr. Jue was previously a principal of Barclays Global Investors, N.A. from 2000 to 2009. Rachel Aguirre has been a director at BFA since 2012 and was a Vice President at BFA from 2009 to 2011. Ms. Aguirre was previously a principal and portfolio manager of Barclays Global Investors, N.A. from 2005 to 2009. Each of Ms. Hsui, Mr. Jue and Ms. Aguirre has been one of the portfolio managers primarily responsible for the day-to-day management of the equity index Funds since April 2016.

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Large Cap Equity Fund

The chart below indicates the name, title, and length of service of the persons associated with Bridgeway and Westwood who are primarily responsible for the day-to-day management for each respective sub-adviser’s segment of the Large Cap Equity Fund’s portfolio, and each person’s business experience during the past five years:

Bridgeway Portfolio Managers

Portfolio Manager and Title with Bridgeway	Length of Service with Bridgeway	Business Experience During the past 5 years
John Montgomery, Chief Investment Officer, Portfolio Manager	23 years	Investment management, research and analysis
Elena Khoziaeva, CFA Portfolio Manager	17 years	Investment management, research and analysis
Michael Whipple, CFA Portfolio Manager	14 years	Investment management, research and analysis

Westwood Portfolio Managers

Portfolio Manager and Title with Westwood	Length of Service with Westwood	Business Experience During the past 5 years
Mark Freeman, CFA Chief Investment Officer	18 years	Portfolio manager of equity and fixed income securities
Scott Lawson, CFA Vice President and Senior Research Analyst	13 years	Portfolio manager of equity securities
Matt Lockridge, Senior Vice President and Research Analyst	7 years	Portfolio manager of equity securities
Lisa Dong, CFA Senior Vice President and Director of Equity Research	16 years	Portfolio manager of equity securities
Varun Singh, PhD, CFA Senior Research Analyst	5 years	Portfolio manager of equity securities

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Small/Mid Cap Equity Fund

The chart below indicates the name, title, and length of service of the persons associated with Bridgeway and SFIM who are primarily responsible for the day-to-day management for Bridgeway’s and SFIM’s segment of the Small/Mid Cap Equity Fund’s portfolio, and each person’s business experience during the past five years:

Bridgeway Portfolio Managers

Portfolio Manager and Title with Bridgeway	Length of Service with Bridgeway	Business Experience During the past 5 years
John Montgomery, Chief Investment Officer, Portfolio Manager	23 years	Investment management, research and analysis
Elena Khoziaeva, CFA, Portfolio Manager	17 years	Investment management, research and analysis
Michael Whipple, CFA, Portfolio Manager	14 years	Investment management, research and analysis

SFIM Portfolio Managers
Portfolio Manager and Title with SFIM	Length of Service with SFIM	Business Experience During the Past 5 years
Scott Hintz, CFA Assistant Vice President—Mutual Funds	Since June 2004	Investment Analysis, Oversight and Research
Corey Schieler, CFA Mutual Funds Director	Since December 1997	Investment Analysis, Oversight and Research

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International Equity Fund

The chart below indicates the name, title, and length of service of the persons associated with Marsico and Northern Cross who are primarily responsible for the day-to-day management for each respective sub-adviser’s segment of the International Equity Fund’s portfolio, and each person’s business experience during the past five years:

Marsico Portfolio Manager

Portfolio Manager and Title with Marsico	Length of Service with Marsico	Business Experience During the past 5 years
Munish Malhotra, CFA Portfolio Manager, Senior Analyst	14 years	Portfolio manager of equity securities, research and analysis

Northern Cross Portfolio Managers

Portfolio Manager and Title with Northern Cross	Length of Service with Northern Cross	Business Experience During the past 5 years
Howard Appleby, CFA, Principal and Portfolio Manager	13 years	Portfolio manager of equity securities
James LaTorre, CFA, Principal and Portfolio Manager	13 years	Portfolio manager of equity securities
Jean-Francois Ducrest, Principal and Portfolio Manager	13 years	Portfolio manager of equity securities

Bond Fund

Mr. John Malito and Ms. Lisa Rogers are the portfolio managers responsible for the day-to-day management of the Bond Fund. Mr. Malito and Ms. Rogers, each an Investment Professional—State Farm Mutual Automobile Insurance Company, have been associated with the Bond Fund since 2016, and over the past five years Mr. Malito and Ms. Rogers have been involved in all aspects of managing fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities, including the investments of the Bond Fund.

Mr. John Malito and Ms. Lisa Rogers roles as portfolio managers to the Bond Fund include selecting fixed income securities for purchase and sale, conducting fixed income research and reviewing financial data and research reports.

Stock and Bond Balanced Fund

The Stock and Bond Balanced Fund invests in shares of the Large Cap Equity Index Fund and the Bond Fund, and these underlying funds invest in either common stocks or bonds. Consequently, the Stock and Bond Balanced Fund has the same portfolio managers as the Large Cap Equity Index Fund and as the Bond Fund. For a description of the portfolio managers of the Large Cap Equity Index Fund and the portfolio managers of the Bond Fund, please see the separate descriptions for those Funds included in this prospectus.

The SAI provides additional information regarding the portfolio managers’ compensation, other accounts they manage, and their ownership of securities issued by the Funds.

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CALCULATING NET ASSET VALUE

The offering price of the shares of each Fund is its Net Asset Value (NAV). NAV is calculated by adding all of the assets of a Fund, subtracting the Fund’s liabilities, then dividing by the number of outstanding shares. A separate NAV is calculated for each Fund.

The NAV for each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (“NYSE”) (currently at 4:00 PM, Eastern Time) on each day when the NYSE is open for business. Shares will not be priced on days when the NYSE is closed.

As a general rule, the portfolio securities of each Fund that are traded on a national exchange are valued at their last sale price on that exchange prior to the time when the NAV is calculated. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the NASDAQ National Market. In the absence of any National Market sales on that day or in the case of debt securities, such securities are valued at the last reported bid price.

If the market quotations described above are not available, portfolio securities, other than short-term debt securities, may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Fair value pricing typically is used when trading for a portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation, or when a portfolio security has limited liquidity resulting in no market derived price. Securities also may be fair valued as a result of significant events that occur after the close of trading in markets within which the securities are valued for NAV calculation. Examples of significant events may include government action and acts of terrorism.

The intended effect of fair value pricing is to take into consideration all significant events, including those that have occurred between the time a security last traded and the time of NAV calculation, so that the NAV of a Fund fairly and accurately represents the value of the Fund’s holdings. Fair valuation may reduce the ability of an investor to take advantage of a lag between a significant change in the value of the Fund’s holdings and the reflection of that change in the Fund’s NAV.

Debt instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) and all of the assets of the Money Market Fund are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Board of Trustees believes the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Board of Trustees of the Trust as in the case of securities having a maturity of more than 60 days.

The foreign securities held by the Large Cap Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund and International Equity Index Fund are traded on securities exchanges throughout the world. Trading on these foreign securities exchanges is completed at various times throughout the day and often does not coincide with the close of trading on the NYSE. The value of the foreign securities used in computing the NAV for a Fund holding such securities is determined as of the earlier of the time the exchange on which the securities are traded closes or as of the close of trading on the NYSE. As a result, it is possible that events affecting the value of such securities may occur that are not reflected in the computation of the Fund’s NAV. When events occur that materially affect the value of foreign securities held by a Fund, the securities may be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Foreign securities exchanges may also be open on days when the Funds do not compute their NAV. Accordingly, there may be occasions when either the Large Cap Equity Index Fund, International Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, or International Equity Fund do not calculate its NAV but when the value of such Fund’s portfolio securities is affected by such trading activity.

Non-U.S. securities (“foreign securities”) held by the International Equity Fund and the International Equity Index Fund are fair valued using prices provided by a third-party pricing service in certain circumstances. SFIM fair values foreign securities held by these two Funds on valuation days when the closing prices for such securities are determined not to reflect the market value of such securities as of the time the Funds compute their NAVs. SFIM uses systematic and objective standards to determine when the closing prices of the foreign securities held by the International Equity Fund and the International Equity Index Fund do not reflect the market value of such securities.

Market Timing

The Trust does not accommodate inappropriate frequent trading, including short-term “market timing” transactions among the Funds, as these transactions can adversely affect the Funds, investors and the performance of the Funds. In particular, such transactions may dilute the value of the Funds’ shares, interfere with the efficient management of the Funds’ portfolios, and increase brokerage and administrative costs of the Funds. In order to protect the Funds and investors from this potentially harmful activity, the Board of Trustees of the Trust has adopted market timing policies and procedures. The market timing policies and procedures are designed to try to discourage, detect and deter frequent transfer activity that may adversely affect other investors.

Investors seeking to engage in frequent trading activity may deploy a variety of strategies to avoid detection. Our ability to detect such trading activity is limited by operational systems and technological limitations. Because the shares of the Funds are held in insurance company separate accounts, the Funds typically are not

49

able to identify trading by a particular investor, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. Furthermore, the identification of investors determined to be engaged in such activity involves judgments that are inherently subjective. We cannot guarantee that our market timing policies and procedures will detect every potential market timer, but we apply our market timing policies and procedures uniformly, including any and all restrictions, to all investors without special arrangement, waiver or exception. Because we cannot guarantee that our market timing policies and procedures will detect every market timer, investors bear the risk that frequent transfer activity may occur, resulting in dilution of the value of Fund shares, interference with the efficient management of the Funds’ portfolios, and increases in brokerage and administrative costs of the Funds.

If we believe, in our judgment, that an investor has been engaged in market timing (i.e., frequent trading that could adversely affect the Funds, other investors, or the performance of the Funds), we will reject a transfer request. We also will restrict that investor’s transfer privileges by notifying the investor that, from that date forward, he or she will only be permitted to make transfers to or from specified Funds by original signature conveyed through U.S. regular mail and any telephone, facsimile or overnight delivery instructions will not be accepted. We will impose this restriction for one calendar year. We will apply this policy uniformly to all similarly situated investors. Please keep in mind that once an investor has been identified as a market timer, we will impose this original signature restriction on that investor even if we cannot specifically identify, in the particular circumstances, any harmful effect from that investor’s particular transfers.

The Board of Trustees, in its sole discretion, may revise these market timing policies and procedures at any time without prior notice as necessary to better detect and deter frequent transfers that may adversely affect other investors, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on market timers. If the Board of Trustees revises our market timing policies and procedures, we will apply such changes uniformly to all similarly situated investors. To the extent permitted by applicable law, we reserve the right to impose a redemption fee.

We do not include transactions made pursuant to dollar-cost averaging and portfolio rebalancing programs in these limitations.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund invests a significant portion of its assets in foreign securities, the Fund may be more susceptible to a time zone arbitrage strategy in which an investor seeks to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market, but prior to the pricing of the Fund’s shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage).

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TAXES

For federal income tax purposes, each Fund will be treated as a separate entity. Each Fund intends to qualify each year as a ‘‘regulated investment company’’ under the Internal Revenue Code. By so qualifying, a Fund will generally not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the shareholders. Further, each Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

The shareholders of the Funds are the separate accounts of participating insurance companies. Under current law, owners of variable universal life insurance and deferred annuity contracts that have invested in a Fund through such contracts are not subject to federal income tax on Fund distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. For information concerning the federal tax consequences to the purchasers of the variable deferred annuity contracts and variable universal life insurance policies, see the accompanying prospectus for such contract or policy.

For more information about the tax status of the Funds, see ‘‘Taxes’’ in the SAI.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the December 31, 2016 annual report. The annual report may be obtained from the Funds upon request without charge.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.04	$12.91	$11.38	$8.61	$7.49

Income from Investment Operations

Net investment income(a)	0.12	0.13	0.12	0.10	0.13

Net gain (loss) on investments (both realized and unrealized)	0.84	0.06	1.68	2.77	1.12

Total from investment operations	0.96	0.19	1.80	2.87	1.25

Less Distributions

Net investment income	(0.12)	(0.14)	(0.17)	(0.10)	(0.13)

Net realized gain	(0.95)	(0.92)	(0.10)	—	—

Total distributions	(1.07)	(1.06)	(0.27)	(0.10)	(0.13)

Net asset value, end of period	$11.93	$12.04	$12.91	$11.38	$8.61

Total Return	7.83%	1.33%	15.75%	33.33%	16.63%

Net assets, end of period (millions)	$66.9	$63.8	$63.4	$55.0	$42.2

Ratios to average net assets assuming expense reductions

Expenses	0.70%	0.70%	0.70%	0.70%	0.70%

Net investment income	0.99%	1.01%	0.98%	0.95%	1.52%

Ratios to average net assets absent expense reductions

Expenses	0.70%	0.71%	0.73%	0.72%	0.75%

Net investment income	0.99%	1.00%	0.95%	0.93%	1.47%

Portfolio turnover rate	56%	52%	51%	68%	58%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

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STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.77	$12.00	$13.12	$11.06	$9.41

Income from Investment Operations

Net investment income(a)	0.04	0.07	0.03	0.01	0.11

Net gain (loss) on investments (both realized and unrealized)	1.36	(0.54)	0.62	3.83	1.56

Total from investment operations	1.40	(0.47)	0.65	3.84	1.67

Less Distributions

Net investment income	(0.04)	(0.08)	(0.03)	(0.12)	(0.02)

Net realized gain	(0.06)	(0.68)	(1.74)	(1.66)	—

Total distributions	(0.10)	(0.76)	(1.77)	(1.78)	(0.02)

Net asset value, end of period	$12.07	$10.77	$12.00	$13.12	$11.06

Total Return	13.01%	(3.99)%	4.94%	34.96%	17.77%

Net assets, end of period (millions)	$67.4	$60.4	$63.7	$61.1	$45.9

Ratios to average net assets assuming expense reductions

Expenses	0.90%	0.90%	0.90%	0.90%	0.90%

Net investment income	0.39%	0.61%	0.23%	0.09%	1.03%

Ratios to average net assets absent expense reductions

Expenses	0.93%	0.93%	0.94%	0.95%	0.96%

Net investment income	0.36%	0.58%	0.19%	0.04%	0.97%

Portfolio turnover rate	106%	119%	103%	115%	92%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

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STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.44	$10.54	$11.34	$9.76	$8.23

Income from Investment Operations

Net investment income(a)	0.06	0.07	0.08	0.12	0.13

Net gain (loss) on investments (both realized and unrealized)	(0.60)	(0.09)	(0.75)	1.63	1.45

Total from investment operations	(0.54)	(0.02)	(0.67)	1.75	1.58

Less Distributions

Net investment income	(0.06)	(0.08)	(0.13)	(0.17)	(0.05)

Net realized gain	—	—	—	—	—

Total distributions	(0.06)	(0.08)	(0.13)	(0.17)	(0.05)

Net asset value, end of period	$9.84	$10.44	$10.54	$11.34	$9.76

Total Return	(5.17)%	(0.17)%	(5.96)%	17.97%	19.19%

Net assets, end of period (millions)	$41.6	$44.2	$44.4	$47.4	$40.6

Ratios to average net assets assuming expense reductions

Expenses	1.00%	1.00%	1.00%	1.00%	1.00%

Net investment income	0.58%	0.59%	0.75%	1.10%	1.47%

Ratios to average net assets absent expense reductions

Expenses	1.06%	1.12%	1.23%	1.18%	1.21%

Net investment income	0.52%	0.47%	0.52%	0.92%	1.26%

Portfolio turnover rate	104%	122%	98%	77%	47%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

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STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.53	$19.32	$17.85	$14.10	$12.67

Income from Investment Operations

Net investment income(a)	0.38	0.35	0.33	0.29	0.28

Net gain (loss) on investments (both realized and unrealized)	1.73	(0.15)	1.97	4.16	1.73

Total from investment operations	2.11	0.20	2.30	4.45	2.01

Less Distributions

Net investment income	(0.40)	(0.34)	(0.31)	(0.30)	(0.25)

Net realized gain	(1.00)	(0.65)	(0.52)	(0.40)	(0.33)

Total distributions	(1.40)	(0.99)	(0.83)	(0.70)	(0.58)

Net asset value, end of period	$19.24	$18.53	$19.32	$17.85	$14.10

Total Return	11.74%	1.12%	13.37%	32.01%	15.72%

Net assets, end of period (millions)	$627.1	$603.1	$637.1	$599.5	$487.9

Ratios to average net assets

Expenses(b)	0.19%	0.29%	0.28%	0.29%	0.29%

Net investment income	2.01%	1.80%	1.75%	1.80%	2.02%

Portfolio turnover rate	3%	3%	3%	3%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	The expense ratio includes the effect of expense reimbursements that are less than 0.005%.

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STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.78	$13.46	$13.99	$10.85	$9.79

Income from Investment Operations

Net investment income(a)	0.15	0.11	0.11	0.09	0.16

Net gain (loss) on investments (both realized and unrealized)	2.33	(0.74)	0.51	4.05	1.39

Total from investment operations	2.48	(0.63)	0.62	4.14	1.55

Less Distributions

Net investment income	(0.16)	(0.12)	(0.11)	(0.11)	(0.14)

Net realized gain	(0.47)	(0.93)	(1.04)	(0.89)	(0.35)

Total distributions	(0.63)	(1.05)	(1.15)	(1.00)	(0.49)

Net asset value, end of period	$13.63	$11.78	$13.46	$13.99	$10.85

Total Return	20.96%	(4.86)%	4.37%	38.27%	15.90%

Net assets, end of period (millions)	$315.3	$276.2	$306.2	$309.2	$238.1

Ratios to average net assets assuming expense reductions

Expenses	0.30%	0.49%	0.48%	0.49%	0.50%

Net investment income	1.23%	0.84%	0.76%	0.68%	1.46%

Ratios to average net assets absent expense reductions

Expenses	0.31%	0.50%	0.49%	0.50%	0.51%

Net investment income	1.22%	0.83%	0.75%	0.67%	1.45%

Portfolio turnover rate	15%	14%	15%	13%	14%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

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STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.21	$12.76	$14.01	$11.86	$10.34

Income from Investment Operations

Net investment income(a)	0.34	0.31	0.44	0.31	0.31

Net gain (loss) on investments (both realized and unrealized)	(0.24)	(0.45)	(1.26)	2.18	1.55

Total from investment operations	0.10	(0.14)	(0.82)	2.49	1.86

Less Distributions

Net investment income	(0.35)	(0.30)	(0.43)	(0.34)	(0.34)

Net realized gain(b)	(0.12)	(0.11)	—	—	—

Total distributions	(0.47)	(0.41)	(0.43)	(0.34)	(0.34)

Net asset value, end of period	$11.84	$12.21	$12.76	$14.01	$11.86

Total Return	0.90%	(1.16)%	(5.88)%	20.96%	18.00%

Net assets, end of period (millions)	$275.5	$280.9	$290.8	$316.8	$270.4

Ratios to average net assets

Expenses	0.42%	0.68%	0.64%	0.67%	0.68%

Net investment income	2.83%	2.31%	3.12%	2.41%	2.84%

Portfolio turnover rate	3%	3%	3%	3%	3%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions from net realized gain represent less than $0.01 per share in 2012.

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STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.56	$16.12	$15.44	$13.54	$12.41

Income from Investment Operations

Net investment income(a)	0.37	0.34	0.34	0.33	0.30

Net gain (loss) on investments (both realized and unrealized)	0.84	(0.16)	1.07	2.08	1.03

Total from investment operations	1.21	0.18	1.41	2.41	1.33

Less Distributions

Net investment income	(0.37)	(0.37)	(0.34)	(0.32)	(0.17)

Net realized gain	(0.53)	(0.37)	(0.39)	(0.19)	(0.03)

Total distributions	(0.90)	(0.74)	(0.73)	(0.51)	(0.20)

Net asset value, end of period	$15.87	$15.56	$16.12	$15.44	$13.54

Total Return	7.90%	1.11%	9.43%	17.97%	10.77%

Net assets, end of period (millions)	$91.5	$90.3	$95.0	$90.4	$81.2

Ratios to average net assets assuming expense reductions

Expenses(b)	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	2.33%	2.11%	2.15%	2.23%	2.24%

Ratios to average net assets absent expense reductions

Expenses(b)	0.08%	0.08%	0.07%	0.08%	0.09%

Net investment income	2.25%	2.03%	2.08%	2.15%	2.15%

Portfolio turnover rate	6%	4%	4%	8%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Expense ratios relate to the Balanced Fund only and do not reflect acquired fund fees and expenses.

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STATE FARM VARIABLE PRODUCT TRUST BOND FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.28	$10.47	$10.42	$10.97	$10.94

Income from Investment Operations

Net investment income	0.29	0.29	0.31	0.33	0.34

Net gain (loss) on investments (both realized and unrealized)	(0.07)	(0.18)	0.05	(0.55)	0.03

Total from investment operations	0.22	0.11	0.36	(0.22)	0.37

Less Distributions

Net investment income	(0.29)	(0.29)	(0.31)	(0.33)	(0.34)

Net realized gain	(0.05)	(0.01)	—	—	—

Total distributions	(0.34)	(0.30)	(0.31)	(0.33)	(0.34)

Net asset value, end of period	$10.16	$10.28	$10.47	$10.42	$10.97

Total Return	2.08%	1.01%	3.52%	(2.06)%	3.45%

Net assets, end of period (millions)	$155.4	$161.0	$167.2	$168.8	$174.4

Ratios to average net assets

Expenses	0.58%	0.59%	0.58%	0.58%	0.58%

Net investment income	2.77%	2.77%	2.99%	3.06%	3.13%

Portfolio turnover rate	10%	9%	7%	14%	8%

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STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations

Net investment income(a)	—	—	—	—	—

Total from investment operations	—	—	—	—	—

Less Distributions

Net investment income(a)	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.05%	0.00%	0.00%	0.00%	0.00%

Net assets, end of period (millions)	$30.4	$31.6	$34.0	$35.9	$36.5

Ratios to average net assets assuming expense reductions

Expenses(b)	0.30%	0.10%	0.07%	0.08%	0.10%

Net investment income	0.05%	0.00%	0.00%	0.00%	0.00%

Ratios to average net assets absent expense reductions

Expenses	0.58%	0.71%	0.62%	0.63%	0.59%

Net investment income	(0.23)%	(0.61)%	(0.55)%	(0.55)%	(0.49)%

(a)	Net investment income and distributions represent less than $0.01 per share in 2016.
(b)	The expense ratio includes the effect of the voluntary fee waiver from SFIM described in Note 6 under Fees and Other Transactions with Affiliates in the 2016 annual report to shareholders.

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ADDITIONAL INFORMATION

For investors who would like more information about the Funds and the Trust, the following documents are available free upon request.

Statement of Additional Information (SAI).    The SAI contains additional information about all aspects of the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Annual and Semi-Annual Reports.    You can obtain more information about the Trust’s investments and performance in its annual and semi-annual reports to shareholders. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

You can obtain free copies of the Trust’s semi-annual and annual report and the SAI, request other information, and discuss your questions about the Fund by writing to State Farm Investment Management Corp. at One State Farm Plaza, Bloomington, IL 61710-0001 or calling us at 888-702-2307.

The Trust also makes its SAI, semi-annual report and annual report available free of charge at its website, “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vprospec.asp”

Public Information.     You can review and copy information about the Trust and each Fund, including the SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-202-551-8090. Reports and other information about the Trust and the Funds also are available on the EDGAR Database on the Commission’s Internet site at “http://www.sec.gov.” You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-1520.

For purposes of any electronic version of this prospectus, any URL is an inactive textual reference only. We have taken steps to ensure that all URLs in this prospectus were inactive at the time we created any electronic version of this prospectus.

Securities Investor Protection Corporation (SIPC).    You may obtain information about SIPC, including the SIPC brochure, at www.sipc.org or calling (202) 371-8300.

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INVESTMENT CO. ACT FILE NO. 811-08073

STATE FARM VARIABLE PRODUCT TRUST

One State Farm Plaza

Bloomington, Illinois 61791-0001

(888) 702-2307

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2017

This Statement of Additional Information (“SAI”) is not a prospectus. Much of the information contained in this SAI expands upon matters discussed in the State Farm Variable Product Trust (the “Trust”) Prospectus dated May 1, 2017 and should, therefore, be read in conjunction with the Prospectus. The audited financial statements for State Farm Variable Product Trust for the period ended December 31, 2016 are incorporated into this SAI by reference from the Trust’s annual report to shareholders. To obtain a copy of an annual report or a Prospectus contact State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710-0001, (888) 702-2307.

MONEY MARKET FUND

LARGE CAP EQUITY INDEX FUND

SMALL CAP EQUITY INDEX FUND

INTERNATIONAL EQUITY INDEX FUND

LARGE CAP EQUITY FUND

SMALL/MID CAP EQUITY FUND

INTERNATIONAL EQUITY FUND

BOND FUND

STOCK AND BOND BALANCED FUND

ABOUT THE TRUST

State Farm Variable Product Trust (the “Trust”) is an open-end management investment company organized as a business trust under the laws of the State of Delaware on February 21, 1997. The Trust consists of nine separate investment portfolios (the “Funds” or a “Fund”), each of which is, in effect, a separate mutual fund. With the exception of the Stock and Bond Balanced Fund, each Fund is “diversified” as that term is defined in the Investment Company Act of 1940, as amended (the “Act” or the “1940 Act”); the Stock and Bond Balanced Fund is non-diversified. The Trust issues a separate series of shares of beneficial interest for each Fund representing fractional undivided interests in that Fund. By investing in a Fund, you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, you share pro-rata in any losses of that Fund.

ABOUT THE INVESTMENTS OF THE FUNDS

INVESTMENT OBJECTIVES

The investment objective of each Fund is set forth and described in the Prospectus. Each Fund’s investment objective may be changed by the Board of Trustees with notice.

INVESTMENT SUB-ADVISERS

State Farm Investment Management Corp. (“SFIM” or the “Manager”) has entered into agreements with investment sub-advisers for some of the Funds, as set forth below:

Fund	Sub-adviser(s)
Large Cap Equity Fund	Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”)
Small/Mid Cap Equity Fund	Bridgeway
International Equity Fund	Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”)
Large Cap Equity Index Fund	BlackRock Fund Advisors (“BFA”)
Small Cap Equity Index Fund	BFA
International Index Fund	BFA

Collectively these firms will be referred to as the “Sub-Advisers” in this SAI.

INVESTMENT TECHNIQUES

In addition to the investment objective of each Fund, the policies and certain techniques by which the Funds pursue their objectives are generally set forth in the Prospectus. This section is intended to augment the explanation found in the Prospectus.

THE MONEY MARKET FUND

The Money Market Fund invests only in instruments denominated in U.S. dollars that the Manager, under the supervision of the Trust’s Board of Trustees, determines present minimal credit risk, have a remaining maturity of 397 days or less and are “eligible securities,” as such term is defined in Rule 2a-7 under the 1940 Act.

Pursuant to Rule 2a-7 under the 1940 Act, the Money Market Fund may not invest more than 5% of its assets taken at amortized cost in the securities of any one issuer (except the U.S. Government, including repurchase agreements collateralized by U.S. Government Securities (discussed below)). The Money Market Fund may, however, invest more than 5% of its assets in eligible securities of a single issuer for a period of up to three business days after the purchaser thereof, although the Money Market Fund may not make more than one such investment at any time. Further, the Money Market Fund will not invest more than 0.5% of its assets taken at amortized cost in eligible securities that are not Government Securities (as such term is defined in Section 2(a)(16) of the 1940 Act).

The foregoing policies are more restrictive than the fundamental investment restriction number 1 (set forth below) applicable to the Money Market Fund, which would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer. The Fund will operate in accordance with these policies to comply with Rule 2a-7.

BORROWING

Each Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests up to the limits set forth under the section “Investment Policies and Restrictions.” Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements and dollar roll transactions and other similar investments that involve a form of leverage (i.e., risk of gain or loss disproportionately higher than the amount invested) have characteristics similar to borrowings. The Funds segregate liquid assets in connection with these types of transactions to the extent required by the 1940 Act.

The Trust has entered into a Line of Credit Agreement with State Farm Mutual Automobile Insurance Company (“Auto Company” or “SFMAIC”), the parent company of SFIM. Under the Line of Credit Agreement, a Fund can borrow money from Auto Company on an unsecured basis for up to 30 days. No Fund can borrow more than 5% of its total assets (including the amount borrowed) from Auto Company, and no Fund can borrow from Auto Company for a period longer than 30 days. All the Funds advised by the SFIM can borrow no more than $50,000,000 from Auto Company in the aggregate at any one time. A Fund will pay interest to Auto Company on an outstanding loan at a benchmark interest rate that approximates the rate that creditworthy corporate issuers pay on short-term commercial paper. Auto Company in its sole and absolute discretion determines whether to loan money to a Fund under the Line of Credit Agreement. Similarly, a Fund is not obligated to borrow from Auto Company under the Line of Credit Agreement.

EQUITY SECURITIES

Each of the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, the International Equity Index Fund, the Large Cap Equity Fund, the Small/Mid Cap Equity Fund, the International Equity Fund, and the Stock and Bond Balanced Fund (through the Large Cap Equity Index Fund), invest in common stocks, which represent an equity interest (ownership) in a business. This ownership interest often gives these Funds the right to vote on measures affecting the company’s organization and operations. These Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks (discussed below). Over time, common stocks historically have provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, these Funds should be considered long-term investments, designed to provide the best results when held for several years or more. These Funds may not be suitable investments if you have a short-term investment horizon or are uncomfortable with an investment whose value is likely to vary substantially.

The Small/Mid Cap Equity Fund’s and the Small Cap Equity Index Fund’s investments in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. In addition, transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies. Because the Small/Mid Cap Equity Fund and Small Cap Equity Index Fund emphasize the stocks of issuers with smaller market capitalizations, each can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

From time to time, in the ordinary course of business, each Fund may purchase securities on a when-issued basis or delayed-delivery basis, i.e., delivery and payment can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Trust will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of that Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Fund will also segregate cash or cash equivalents or other liquid portfolio securities equal in value, marked to market on a daily basis, to commitments for such when-issued or delayed-delivery securities. As a general matter each Fund will hold less than 5% of its total assets in commitments to purchase securities on a delayed-delivery or when-issued basis and will not, under any circumstances, purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 10% of the net assets of the Fund would be so invested.

LOANS OF PORTFOLIO SECURITIES

Each Fund may from time to time lend securities that it holds to brokers, dealers and financial institutions, up to a maximum of 33% of the total value of each Fund’s assets. Such loans will be secured by collateral in the form of cash or United States Treasury securities, or other liquid securities as permitted by the Securities and Exchange Commission (the “SEC” or the “Commission”), which at all times while the loan is outstanding, will be maintained in an amount at least equal to the current market value of the loaned securities. The Fund making the loan will continue to receive interest and dividends on the loaned securities during the term of the loan, and, in addition, will receive a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. The Fund will also receive any gain or loss in the market value of loaned securities and of securities in which cash collateral is invested during the term of the loan.

The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the appropriate Fund. No Fund will have the right to vote securities on loan, but each would terminate a loan and regain the right to vote if the Trust’s Board of Trustees deems it to be necessary in a particular instance.

For tax purposes, the dividends, interest and other distributions which a Fund receives on loaned securities may be treated as other than qualified income for the 90% test. See TAXES—GENERAL TAX INFORMATION. Each Fund intends to lend portfolio securities only to the extent that this activity does not jeopardize its status as a regulated investment company under the Internal Revenue Code of 1986.

The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loan. The borrower would be liable for the shortage, but the Fund making the loan would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, each Fund will make loans of securities only to firms SFIM or, when appropriate, a sub-adviser (under the supervision of the Board of Trustees) deems creditworthy. Also, the Funds may experience losses as a result of a decrease in value of cash collateral reinvestments.

DEBT SECURITIES

Under normal circumstances, the Bond Fund and the Stock and Bond Balanced Fund (through its investment in the Bond Fund) may invest in debt securities of corporate and governmental issuers, including “investment grade” securities (securities within the four highest grades (AAA/Aaa to BBB/Baa) assigned by Moody’s Investor Services, Inc. (“Moody’s”) or Standard and Poor’s Financial Services LLC, a division of McGraw Hill Financial (“S&P”)) and lower-rated securities (securities rated BB or lower by S&P or Ba or lower by Moody’s, commonly called “junk bonds”), and securities that are not rated, but are of comparable quality. See Appendix A for a Description of Bond Ratings.

The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund’s portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

Investing in lower grade securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, such securities are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

In addition, lower grade securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and ask prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. Adverse publicity and investor perceptions may negatively affect the market value and liquidity of these securities.

The Large Cap Equity Index Fund may purchase debt securities that are not rated if, in the opinion of BFA, the investment sub-adviser for the Large Cap Equity Index Fund, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by the Large Cap Equity Index Fund. After purchase by the Large Cap Equity Index Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Large Cap Equity Index Fund. Neither event will require a sale of such security by the Large Cap Equity Index Fund, provided that the amount of such securities held by the Large Cap Equity Index Fund does not exceed 5% of the Large Cap Equity Index Fund’s net assets. To the extent the ratings given by Moody’s or by S&P may change as a result of changes in such organizations or their rating systems, the Large Cap Equity Index Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

The Large Cap Equity Index Fund is not required to sell downgraded securities, and it could hold up to 5% of its net assets in debt securities rated below “Baa” by Moody’s or below “BBB” by S&P or, if unrated, low quality (below investment grade) securities.

CONVERTIBLE SECURITIES

The Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, the Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, the Bond Fund and the Stock and Bond Balanced Fund (through that Fund’s investment in the Large Cap Equity Index Fund and the Bond Fund) may invest up to 20% of its total assets in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer’s capital structure and entail less risk of declines in market value than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating a convertible security, SFIM or a sub-advisor, as applicable, usually gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which a Fund may invest are subject to the same rating criteria as its investment in non-convertible debt securities.

Because the Stock and Bond Balanced Fund invests a portion of its assets in the Large Cap Equity Index Fund and in the Bond Fund, the Stock and Bond Balanced Fund is subject to the same risks with regard to investments in convertible securities.

CYBERSECURITY RISK

The Funds, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

FLOATING- AND VARIABLE-RATE OBLIGATIONS

The Large Cap Equity Index Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if BFA determines that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Fund may invest. BFA, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund’s portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

MORTGAGE-BACKED SECURITIES

The Money Market Fund, Bond Fund and Stock and Bond Balanced Fund (through its investment in the Bond Fund) may purchase mortgage-backed securities. Mortgage-backed securities represent interests in pools of mortgages. The underlying mortgages normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs. Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a “pass-through certificate.” Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.

Collateralized mortgage obligations (CMOs) are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class.

In addition, CMOs may allocate interest payments to one class (IOs) and principal payments to another class (POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs’ prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and any prepayments in excess of this rate. In addition, PACs will receive the companion classes’ share of principal payments if necessary to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as London-Inter Bank Offering Rate (“LIBOR”). The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (REMICs) (offerings of multiple class mortgage backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code) have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. Z classes, IOs, POs, and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual return on any type of mortgage backed security depends upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

ASSET-BACKED SECURITIES

The Money Market Fund, Bond Fund and Stock and Bond Balanced Fund (through its investment in the Bond Fund) may purchase asset-backed securities, which represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as installment loan contracts, leases of various types of real and personal property, motor vehicle installment sales contracts and receivables from revolving credit (credit card) agreements. Asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund’s 15% (5% with respect to the Money Market Fund) limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk.

Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market’s ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

MORTGAGE DOLLAR ROLLS

The Bond Fund and the Stock and Bond Balanced Fund (through its investment in the Bond Fund) may enter into mortgage dollar roll transactions in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses are deferred until the ultimate sale of the security (without repurchase).

WARRANTS

The Bond Fund and, indirectly, the Stock and Bond Balanced Fund, the Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, and the Large Cap, Small Cap and International Equity Index Funds may invest in warrants or rights (other than those acquired in units or attached to other securities) which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Bond Fund may retain up to 10% of the value of its total assets in common stocks acquired by the exercise of warrants attached to debt securities.

LETTERS OF CREDIT

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Large Cap Equity Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are not federally insured instruments. Only banks, savings and loan associations and insurance companies which, in the opinion of BFA, are of comparable quality to issuers of other permitted investments of the Large Cap Equity Index Fund may be used for letter of credit-backed investments. However, such banks may be unable to honor the letter of credit.

U.S. GOVERNMENT SECURITIES

Each Fund may purchase securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities (“U.S. Government Securities”). Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. Accordingly, securities issued by an agency are subject to default, and are also subject to interest rate and prepayment risks.

U.S. Government Securities may also include zero coupon securities. Zero coupon securities are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity and, for this reason, may trade at a deep discount from their face or par value and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. With zero coupon securities there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With zero coupon securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument’s purchase price and its value at maturity.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (a) securities for which the payment of principal and interest is backed by a guarantee of or an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

FOREIGN INVESTMENTS

Investing in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States (“foreign issuers”) or investments in securities denominated or quoted in foreign currency (“non-dollar securities”) involves certain special considerations, including those set forth below, which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities.

The Large Cap Equity Index Fund (and indirectly the Stock and Bond Balanced Fund), International Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, and International Equity Fund each may invest in non-dollar denominated securities and the securities of foreign issuers (collectively, “foreign investments”). Each of these Funds may invest in foreign investments directly or in the form of American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”) and Global Depositary Receipts (“GDRs”) collectively, “Depositary Receipts”, or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. Bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign investments. Generally, ADRs in registered form are designed for use in U.S. securities markets.

Each of Large Cap Equity Index Fund, (and indirectly the Stock and Bond Balanced Fund), International Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, and International Equity Fund may invest in Depositary Receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts with respect to the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Transactions involving investments in foreign issuers may involve the use of currencies of foreign countries. Since a Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, it may be subject to currency exposure independent of its securities positions and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. Accordingly, it may incur costs in connection with conversions between various currencies.

By making foreign investments, a Fund may also experience exchange control regulation or currency restrictions that prevent cash from being brought back into the United States or that prevent a Fund from converting foreign currency into U.S. dollars. Exchange control regulation or currency restrictions can cause a Fund to continue to be exposed to fluctuating exchange rates.

Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund making investments in securities of foreign issuers will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund making an investment on such a market are uninvested and no return is earned on such assets. The inability of such a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Moreover, inability to dispose of portfolio investments due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability for the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund’s investments in those countries. Also, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

EMERGING MARKETS

Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of a Fund’s assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of those securities or, if a Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the Commission for a determination that such an emergency is present. During the period commencing from a Fund’s identification of such condition until the date of Commission action, that Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees of the Trust.

Income from securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. Net asset value of a Fund may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund’s portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

CURRENCY EXCHANGE TRANSACTIONS

The Funds may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market, through a forward currency exchange contract (“forward contract”) or through foreign currency futures contracts.

FORWARD CONTRACTS

A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign dealers or broker-dealers, are not traded on an exchange and are usually for less than one year, but may be longer or renewed.

Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. A currency transaction for a Fund is limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency or country. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

If a Fund enters into a forward contract hedging an anticipated or actual holding of portfolio securities, liquid assets of the Fund, having a value at least as great as the amount of the excess, if any, of the Fund’s commitment under the forward contract over the value of the portfolio position being hedged, will be segregated on the books of the Fund and held by the Fund’s custodian and marked to market daily, while the contract is outstanding.

At the maturity of a forward contract to deliver a particular currency, a Fund may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

It is impossible to forecast precisely the market value of a portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. If forward prices decline during the period between entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force it to cover its commitments for the purchase or sale of currency, if any, at the current market price.

FOREIGN CURRENCY EXCHANGE CONTRACTS

In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the International Equity Fund and the International Equity Index Fund may enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the International Equity Fund or the International Equity Index Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, the International Equity Fund or the International Equity Index Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency exchange contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. The International Equity Fund or the International Equity Index Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

Liquid assets equal to the amount of the International Equity Fund or the International Equity Index Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the International Equity Fund or the International Equity Index Fund. A forward contract to sell a foreign currency is “covered” if the International Equity Fund or the International Equity Index Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the International Equity Fund or the International Equity Index Fund’s price to sell the currency or (ii) greater than the International Equity Fund or the International Equity Index Fund’s price to sell the currency provided the International Equity Fund or the International Equity Index Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if the International Equity Fund or the International Equity Index Fund holds a forward contract (or call option) permitting the International Equity Fund or the International Equity Index Fund to sell the same currency at a price that is (i) as high as or higher than the International Equity Fund or the International Equity Index Fund’s price to buy the currency or (ii) lower than the International Equity Fund or the International Equity Index Fund’s price to buy the currency provided the International Equity Fund or the International Equity Index Fund segregates liquid assets in the amount of the difference.

FOREIGN MONEY MARKET INSTRUMENTS

The Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund may invest up to 25% of its assets in foreign money market instruments. Foreign money market instruments include Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs) and Eurodollar Time Deposits (ETDs), which are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

ECDs, ETDs, YCDs, and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank and the possible impact of interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.

INVESTMENT COMPANIES AND EXCHANGE-TRADED FUNDS

Each of the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, the International Equity Index Fund, the Large Cap Equity Fund, the Small/Mid Cap Equity Fund, the International Equity Fund, and the Stock and Bond Balanced Fund (through the Large Cap Equity Index Fund) may invest in securities issued by other open-end and closed end, management investment companies, to the extent permitted under the 1940 Act. When a fund invests its assets in securities issued by another investment company, the Fund will incur additional Fees. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to all such companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in securities of money market funds, including those advised by the SFIM, BFA or affiliates of such companies, in excess of the limits discussed above. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

Each of the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, the International Equity Index Fund, the Large Cap Equity Fund, the Small/Mid Cap Equity Fund, the International Equity Fund, and the Stock and Bond Balanced Fund (through the Large Cap Equity Index Fund) may purchase and sell shares of exchange-traded funds (“ETFs”), including shares of ETFs that are affiliated with BFA. In the event BFA invests in affiliated ETFs, BFA will receive an advisory fee from such ETF. Typically, a Fund would purchase ETF shares to obtain exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. When used in this fashion, ETF shares may enjoy several advantages over futures and other investment alternatives. For example, depending on market conditions, the holding period, and other factors, ETF shares can be less costly. In addition, ETF shares generally can be purchased for smaller sums than corresponding contracts and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies. Therefore, the Funds’ purchases of ETF shares are subject to the non-fundamental investment restrictions regarding investments in other investment companies.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

FINANCIAL FUTURES CONTRACTS

The Large Cap, Small Cap, and International Equity Index Funds and, indirectly, the Stock and Bond Balanced Fund may purchase and sell stock index futures contracts and options on such futures contracts as described in the Prospectus.

Stock index futures contracts bind purchasers and sellers to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Russell 2000 Stock Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts. Each Fund may purchase and sell stock index futures contracts on its benchmark index or similar index.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund are usually liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its futures commission merchant (“FCM”), or with its custodian in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margin for futures contracts does not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer’s initial margin on a futures contract represents a good faith deposit securing the customer’s contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called “variation margin,” are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as “marking to market.”

OPTIONS ON STOCK INDEX FUTURES CONTRACTS

The Large Cap, Small Cap, and International Equity Index Funds and, indirectly, the Stock and Bond Balanced Fund may also purchase call and put options and write covered call and put options on stock index futures contracts of the type which the particular Fund is authorized to enter into. Put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Funds may invest in such options for the purpose of closing out a futures position that has become illiquid.

Options on futures contracts are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission. A call option on a futures contract gives the purchaser the right, in return for the premium paid (but not the obligation), to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid (but not the obligation), to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or “premium”) paid for the options. Whether, in order to achieve a particular objective, the Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

CERTAIN ADDITIONAL RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

In addition to the risks described in the Prospectus, the use of stock index futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by a Fund are intended to correlate with the Fund’s portfolio securities, in many cases the futures contracts or options on futures contracts used may be based on stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund. Second, due to supply and demand imbalances and other market factors, the price movements of stock index futures contracts and options thereon may not necessarily correspond exactly to the price movements of the stock indices on which such instruments are based. Accordingly, there is a risk that a Fund’s transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

To some extent, these risks can be minimized by careful management of these strategies. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of a Fund’s securities is particularly relevant to futures contracts. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract’s settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Fund. Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to “close out” (i.e., terminate) a particular stock index futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to the Funds’ assets posted as margin in connection with these transactions as permitted under the 1940 Act. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker’s insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Fund could effect such recovery.

The success of any Fund in using these techniques depends, among other things, on BFA’s ability to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, BFA will use stock index futures contracts and options thereon only when it believes the overall effect is to reduce, rather than increase, the risks to which the Fund is exposed. These transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

Each of the Large Cap Equity Index Fund, the Small Cap Equity Index Fund and the International Equity Index Fund (together the “Equity Index Funds”) has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the U.S. Commodity Exchange Act, as amended (the “Commodity Exchange Act”) and, therefore, each Equity Index Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act as long as it complies with the requirements of the rule. However, the Equity Index Funds may be required to limit their use of positions in futures contracts and options on futures contracts in accordance with the requirements of Rule 4.5. If an Equity Index Fund ceases to be eligible for exclusion under Rule 4.5 of the Commodity Exchange Act, that Fund may be subject to dual regulation by the CFTC and SEC and may be required to register as a “commodity pool operator.” If an Equity Index Fund were to register as a “commodity pool operator,” it may experience difficulty in implementing its investment strategy or achieving its investment objective.

SHORT SALES

The Large Cap, Small Cap, and International Equity Index Funds and, indirectly, the Stock and Bond Balanced Fund may enter into short sale transactions to dispose of non-index securities received as a result of corporate actions such as mergers or spinoffs. In connection with short sales, the Funds will adhere to their investment restrictions on borrowing.

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers that either SFIM or the applicable Fund sub-adviser believes present minimum credit risks. SFIM or the applicable Fund sub-adviser will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, their prior dealings with the institution, any rating of the institution’s senior long-term debt by independent rating agencies, and other relevant factors. SFIM or the applicable Fund sub-adviser may cause a Fund to participate in pooled repurchase agreement transactions with other funds advised by them.

A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral. No Fund intends to invest more than 15% of its total assets in repurchase agreements.

PRIVATELY ISSUED SECURITIES

A Fund may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued or Rule 144A Securities that are determined by SFIM or the applicable Fund sub-adviser to be “illiquid” are subject to the Trust’s policy of not investing more than 15% (5% in the case of the Money Market Fund) of its net assets in illiquid securities. SFIM or the applicable Fund sub-adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

CASH AND CASH EQUIVALENTS

Each of the Funds may invest in cash and cash equivalents. These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (e.g., certificates of deposit (interest-bearing time deposits) and bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and bank obligations (e.g., certificates of deposit issued by savings banks or savings associations), (4) U.S. Government Securities that mature, or may be redeemed, in one year or less, (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less, (6) money market mutual funds and (7) short-term investment funds maintained by the Fund’s custodian.

REAL ESTATE INVESTMENT TRUSTS

The International Equity Fund and the Large Cap Equity Fund may invest in Real Estate Investment Trusts (“REITs”) and other investments relating to real estate. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs generally invest in the ownership or financing of real estate projects such as land or buildings, or real estate-related securities such as mortgage-backed securities, or the funding of real estate ventures. REITs typically pay dividends. Although securities issued by REITs may have some attributes of income securities or debt securities, the International Equity Fund generally treat such securities as equity securities. To the extent that the International Equity Fund and the Large Cap Equity Fund invest in REITs, each will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by the REITs in which it invests.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments.

Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code. The International Equity Fund and the Large Cap Equity Fund will indirectly bear a proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which each Fund invests.

The risks of investing in REITs include the potential for a market correction following the strong run-up in REIT share prices and the prices of underlying real estate, and a potential protracted period of weakness in the real estate industry. In addition, when interest rates rise, real estate-related investments may react negatively, particularly investments that are highly exposed to floating rate debt. In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended to borrowers. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code or to maintain an exemption from registration as an investment company under the 1940 Act. Finally, certain REITs may be self-liquidating, in that a specific term of existence is provided for in trust documents and such REITs run the risk of liquidating at an economically inopportune time.

Although the International Equity Fund and the Large Cap Equity Fund will not invest directly in real estate, a Fund may invest in other real estate equity securities in addition to REITs. As a result, an investment in the International Equity Fund and the Large Cap Equity Fund may be subject to certain risks associated with the direct or indirect ownership of real estate and with the real estate industry in general. These risks include, among others:

•	declining residential and commercial real estate values;

•	adverse general or local economic conditions;

•	exposure to subprime mortgage defaults or defaults in other overextended mortgage products;

•	lack of availability of or tightening of requirements for obtaining mortgage funds;

•	failures of mortgage lenders and mortgage insurers;

•	shrinkage of pool of investors willing to invest in real estate and related instruments;

•	overbuilding;

•	extended vacancies of properties;

•	increases in competition, property taxes and operating expenses;

•	changes in zoning or applicable tax law;

•	costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

•	casualty or condemnation losses;

•	uninsured damages from floods, earthquakes or other natural disasters;

•	borrower defaults on adjustable rate mortgages and other mortgages;

•	changes in prepayment rates;

•	foreclosures;

•	limitations on and variations in rents; and

•	unfavorable changes in interest rates.

PUBLICLY TRADED PARTNERSHIPS/MASTER LIMITED PARTNERSHIPS

The International Equity Fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities are limited partnerships or limited liability companies that may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the American Stock Exchange (“AMEX”) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a fund that invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may initially be deemed to receive only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.

Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than do investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to unit holders rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be relatively illiquid at times.

The International Equity Fund may invest in relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.

INITIAL PUBLIC OFFERINGS

The International Equity Fund may invest in initial public offerings (“IPOs”) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. The purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. The International Equity Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. The impact of IPOs on the International Equity Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to the International Equity Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

DEFENSIVE INVESTMENTS

Under ordinary circumstances, each Fund is substantially fully invested. However, except for the Money Market Fund and the Equity Index Funds, each Fund may also hold cash, cash equivalents, or money market instruments if the Manager or a sub-adviser determine that a temporary defensive position is advisable. During those periods, a Fund’s assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective. Taking a temporary defensive position is inconsistent with the Funds’ objectives.

INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

The Funds are subject to certain fundamental restrictions on their investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

1.

DIVERSIFICATION. No Fund will make any investment inconsistent with the Fund’s classification as a diversified company under the Act. This restriction does not apply to any Fund classified as a non-diversified company under the Act.(1)

2a.	INDUSTRY CONCENTRATION—BOND FUND. The Bond Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

2b.	INDUSTRY CONCENTRATION—MONEY MARKET FUND. The Money Market Fund will not invest more than 25% of its assets (taken at market value at the time of each investment) other than U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks, and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations, in the securities of issuers primarily engaged in the same industry.

2c.	INDUSTRY CONCENTRATION—EQUITY INDEX FUNDS. The Large Cap, Small Cap, and International Equity Index Funds will concentrate their investments in an industry or industries if, and to the extent that, their benchmark indices concentrate in such industry or industries, except where the concentration of the relevant index is the result of a single stock.

2d.	INDUSTRY CONCENTRATION—EQUITY FUNDS. The Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund will not invest more than 25% of their total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

3.	INTERESTS IN REAL ESTATE. No Fund will purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

4.	UNDERWRITING. No Fund will underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5.

BORROWING. No Fund will borrow money, except that: (a) a Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) a Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing, for temporary purposes; and (c) a Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

(1)	The Funds also intend to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code. See “Taxes—General Tax Information.”

6.	LENDING. No Fund will lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Fund’s investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

7.	COMMODITIES. No Fund will purchase or sell commodities or commodity contracts, except that a Fund may invest in currency and financial instruments and contracts that are commodities or commodities contracts.

8.	SENIOR SECURITIES. No Fund will issue senior securities to the extent such issuance would violate applicable law.

9.	INVESTMENTS—STOCK AND BOND BALANCED FUND. The Stock and Bond Balanced Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies (as defined in the 1940 Act), U.S. Government securities, or short-term paper.

For the purposes of the restrictions relating to industry concentration, state and municipal governments and their agencies, authorities, and instrumentalities are not deemed to be industries; utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone each will be considered a separate industry); personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

NON-FUNDAMENTAL RESTRICTIONS

The Trust has also adopted the following additional investment restrictions applicable (except as noted) to all Funds. These are not fundamental and may be changed by the Board of Trustees without shareholder approval.

1.	FINANCIAL FUTURES CONTRACTS. No Fund may enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

2.	MARGIN PURCHASES. No Fund may purchase any securities on margin except in connection with investments of certain Funds in futures contracts or options on futures contracts.

3.	PLEDGING ASSETS. No Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowings mentioned in fundamental restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund’s total assets, taken at market value at the time thereof, or (b) in connection with investments of certain Funds in futures contracts or options on futures contracts.

4a.	ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS. No Fund may purchase securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of:

(i)	repurchase agreements not entitling the holder to payment of principal and interest within seven days, and

(ii)	securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

4b.	ILLIQUID SECURITIES—MONEY MARKET FUND. In addition to the non-fundamental restrictions in 4a above, the Money Market Fund will not invest in illiquid securities, if immediately after the acquisition the Money Market Fund would have invested more than 5% of its total assets in illiquid securities.

5.	INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each Fund may invest in other investment companies in accordance with the restrictions imposed by the Investment Company Act of 1940 and the rules thereunder.

6.	INVESTMENT COMPANY NAMES. Each of the Large Cap Equity Index Fund, International Equity Index Fund, Small Cap Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Bond Fund and Money Market Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of borrowings for investment purposes, in the particular type of investment that is suggested by the Fund’s name, and each will notify its shareholders at least 60 days prior to any change in such policy.

State insurance laws and regulations may impose additional limitations on borrowing, lending, and the use of futures contracts, options on futures contracts and other derivative instruments. In addition, such laws and regulations may require a Fund’s investments in foreign securities to meet additional diversification and other requirements.

7.	Any Fund of the Trust whose shares are acquired by another Fund of the Trust in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or a registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to non-fundamental restriction #5 above, the Investment Company Act of 1940 and the rules thereunder provide that one investment company (the “acquiring fund”) may invest in shares of another investment company (the “acquired fund”) to the extent that:

•	The acquiring fund does not acquire more than 3% of the acquired fund’s outstanding voting securities,

•	The acquiring fund does not acquire securities issued by the acquired fund having an aggregate value greater than 5% of the value of the total assets of the acquiring fund, and

•

The acquiring fund cannot acquire securities issued by the acquired fund if that acquisition would result in the acquiring fund owning securities of the acquired fund and all other investment companies having an aggregate value greater than 10% of the value of the total assets of the acquiring fund.

The normally applicable 3%, 5% and 10% limitations do not apply to a fund, such as the Stock and Bond Balanced Fund, which is structured as a fund-of-funds. A fund-of-funds invests exclusively in U.S. Government securities, short-term paper and securities issued by other investment companies that are part of the same group of investment companies. Furthermore, Rule 12d1-1 under the Investment Company Act of 1940 allows an investment company in certain circumstances to invest in another investment company that is a money market fund without regard to the normally applicable 3%, 5% and 10% limitations. To rely on Rule 12d1-1, the acquiring fund may pay no sales charge or service fee in connection with the purchase, sale or redemption of securities issued by the money market fund, unless the acquiring fund’s investment adviser waives an equivalent amount of its fees.

INDUSTRY CONCENTRATIONS

As a result of the equity index Funds’ policy on concentration, each equity index Fund will maintain at least 25% of the value of its total assets in securities of issuers in each industry for which its benchmark index has a concentration of more than 25% (except where the concentration of the index is the result of a single stock). No equity index Fund will concentrate its investments otherwise. If the benchmark index for an equity index Fund has a concentration of more than 25% because of a single stock (i.e., if one stock in the benchmark index accounts for more than 25% of the index and it is the only stock in the index in its industry), the equity index Fund will invest less than 25% of its total assets in such stock and will reallocate the excess to stocks in other industries. Changes in an equity index Fund’s concentration (if any) and non-concentration would be made “passively”—that is, any such changes would be made solely as a result of changes in the concentrations of the benchmark index’s constituents. Since the concentration of each equity index Fund is based on that of its benchmark index, changes in the market values of the equity index Fund’s portfolio securities will not necessarily trigger changes in the portfolio of such equity index Fund.

SELECTION OF INVESTMENTS FOR THE EQUITY INDEX FUNDS

The manner in which stocks are chosen for each of the equity index Funds differs from the way securities are chosen in most other mutual funds. Unlike other mutual funds where the portfolio securities are chosen by an investment adviser based upon the adviser’s research and evaluations, stocks are selected for inclusion in an equity index Fund’s portfolio in order to have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the benchmark index taken in its entirety. As briefly discussed in the prospectus, the Large Cap Equity Index Fund generally holds every stock in the S&P 500 Index. However, each of the Small Cap and International Equity Index Funds generally does not hold all of the issues that comprise its benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, the Small Cap Equity Index Fund attempts to hold a representative sample of the securities in its benchmark index, which are selected by BFA utilizing quantitative analytical models in a technique known as “portfolio sampling.” Under this technique, each stock is considered for inclusion in the Fund based on its contribution to certain capitalization, industry and fundamental investment characteristics. The International Equity Index Fund holds securities selected by BFA utilizing a quantitative model known as minimum variance optimization. Under this technique, stocks are selected for inclusion if the fundamental investment characteristics of the security reduce the portfolio’s predicted tracking error against the benchmark index. BFA seeks to construct the portfolio of each of the Small Cap and International Equity Index Funds so that, in the aggregate, its capitalization, industry and fundamental investment characteristics perform like those of its benchmark index.

Over time, the portfolio composition of each equity index Fund may be altered (or “rebalanced”) to reflect changes in the characteristics of its benchmark index or, for the Small Cap Equity Index Fund and the International Equity Index Fund, with a view to bringing the performance and characteristics of the equity index Fund more in line with that of its benchmark index. Such rebalancings will require the equity index Fund to incur transaction costs and other expenses. Each of the Small Cap and International Equity Index Funds reserves the right to invest in all of the securities in the benchmark index.

TRACKING ERROR

SFIM and BFA use the “expected tracking error” of an equity index Fund as a way to measure each Fund’s performance relative to the performance of its benchmark index. An expected tracking error of 5% means that there is a 68% probability that the net asset value of the equity index Fund will be between 95% and 105% of the subject index level after one year, without rebalancing the portfolio composition. A tracking error of 0% would indicate perfect tracking, which would be achieved when the net asset value of the equity index Fund increases or decreases in exact proportion to changes in its benchmark index. Factors such as expenses of the Fund, taxes, the need to comply with the diversification and other requirements of the Internal Revenue Code and of the 1940 Act and other requirements may adversely impact the tracking of the performance of an equity index Fund to that of its benchmark index. In the event that tracking error exceeds 5%, the Board of Trustees of the Trust will consider what action might be appropriate to reduce the tracking error.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

To ensure that disclosure about Fund portfolio holdings is in the best interests of Fund shareholders, the Board of Trustees has adopted policies and procedures with respect to the disclosure of portfolio holdings. The Board of Trustees periodically reviews these policies and procedures to ensure that they adequately protect shareholders and that any disclosure of portfolio holdings information is in the best interests of shareholders. The Board of Trustees is updated as needed regarding the Trust’s compliance with these policies and procedures, including information relating to any potential conflicts between the interests of the Trust’s shareholders and the interests of SFIM, State Farm VP Management Corp. (“Management Corp.”) and their affiliates. Except as provided in that policy, no listing of the portfolio holdings or discussion of one or more portfolio holdings of any series of the Trust shall be provided to any person, including any shareholder of the Trust.

A complete list of the portfolio holdings of each Fund as of the close of each calendar quarter will be made publicly available on the 60th day of the following calendar quarter, or the next business day if the 60th day is not a business day. In addition, the policy allows the release of nonpublic portfolio holdings information to selected parties if (i) based on a determination by the president, the treasurer, the chief compliance officer, a senior vice president or a vice president of the Trust, disclosure of portfolio holdings information in the manner and at the time proposed is consistent with a legitimate business purpose of the Trust, and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information.

The Trust makes information about each Fund’s portfolio securities to certain parties available in certain situations described below sooner than when such information is publicly available in filings with the SEC. The disclosure of portfolio holdings is made to Stradley Ronon Stevens & Young, LLP, PricewaterhouseCoopers LLP and Donnelley Financial, LLC on a quarterly basis.

Identity of Person to Whom Information is Disclosed	Purpose of Disclosure	Compensation or Other Consideration Received by the Trust, SFIM or Other Party
Stradley Ronon Stevens & Young, LLP, legal counsel to the Trust and its independent trustees	To enable Stradley Ronon Stevens & Young, LLP to provide legal advice to the Trust	None

PricewaterhouseCoopers LLP, the Trust’s Independent Registered Public Accounting Firm	To enable PricewaterhouseCoopers LLP to provide auditing and other services to the Trust	None

Donnelley Financial, LLC, the Trust’s financial printer	Prepare Forms N-Q and N-CSR for filing with SEC and prepare the Trust’s annual and semi-annual reports for distribution to shareholders	None

The Trust has a written confidentiality agreement with Donnelley Financial, LLC and PricewaterhouseCoopers LLP, but the Trust does not have written confidentiality agreement with Stradley Ronon Stevens & Young, LLP. While the Trust does not have separate confidentiality agreements with this service provider, and, accordingly, it is possible that the Trust’s portfolio information could be selectively disclosed, the Board of Trustees believes that such disclosure is unlikely given industry non-disclosure standards and the Trust’s past experience with Stradley Ronon Stevens & Young, LLP. In addition, public knowledge of a service provider’s failure to maintain the confidentiality of portfolio holdings information likely could cause severe reputational damage to this firm, thereby making release of such information very unlikely. The Trust also expects that Stradley Ronon Stevens & Young, LLP will not trade in securities based on the information or use the information except as necessary in providing services to the Trust.

No person or entity shall accept any compensation or consideration of any kind (including any agreement to maintain assets in any Fund or enter into or maintain any other relationship with SFIM or Management Corp.) in connection with the release of information relating to a Fund’s portfolio holdings.

Exceptions to the policy are reported to the Board of Trustees by the chief compliance officer or general counsel no later than at the next regularly scheduled meeting of the Board of Trustees.

RELATIONSHIP WITH THE INDEX PROVIDERS

STANDARD & POOR’S

The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor’s Composite Index of 500 Stocks (“S&P 500 Index”). The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by the Trust (the “Licensee”). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Licensee’s product(s) or any member of the public regarding the advisability of investing in securities generally or in Licensee’s product(s) particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Licensee with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Licensee’s product(s). S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of Licensee’s product(s) into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Licensee’s product(s) or the timing of the issuance or sale of Licensee’s product(s) or in the determination or calculation of the equation by which Licensee’s product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Licensee’s product(s). There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Licensee’s product(s) currently being issued by Licensee, but which may be similar to and competitive with Licensee’s product(s). In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500 Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE LICENSEE’S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

RUSSELL 2000

The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000 Small Stock Index (the “Russell 2000”). The Russell 2000 tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, representing about 10% in the aggregate of the capitalization of the Russell 3000 Index (the “Russell 3000”) . The Russell 2000 and the Russell 3000 are trademarks/service marks, and “Russell” is a trademark, of the Frank Russell Company. The Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with the Frank Russell Company. The Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell 2000.

Frank Russell Company’s publication of the Russell 2000 in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL 2000 OR ANY DATA INCLUDED IN THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL 2000 OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL 2000 OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

EAFE FREE INDEX

The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (“EAFE® Free”). EAFE Free is the exclusive property of Morgan Stanley Capital International (“MSCI”). Morgan Stanley Capital International is a service mark of MSCI and has been licensed for use by the Trust. The Fund is not sponsored, endorsed, sold or promoted by MSCI. MSCI makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the shares of the Fund particularly or the ability of EAFE® Free Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Free which is determined, composed and calculated by Morgan Stanley without regard to the Fund. Morgan Stanley has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the EAFE Free. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE EAFE FREE OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE TRUST’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE EAFE FREE OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS

LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE EAFE FREE OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

Leadership Structure and Committees. The Board of Trustees (the “Board”), which currently includes eight individual Trustees, has overall responsibility for the conduct of the Trust’s affairs. Two of the eight Trustees are “interested persons” of the Trust as defined by the 1940 Act. An interested person of the Trust includes a person who is otherwise affiliated with the Trust or with a service provider to the Trust, such as an officer or director of SFIM or of Management Corp., the Trust’s distributor. Six of the eight Trustees are not “interested persons” as defined under the 1940 Act, a category of persons that includes individuals who are not otherwise affiliated with the Trust and its service providers. Trustees who are not interested persons of the Trust under the 1940 Act are referred to in this SAI as “Independent Trustees.”

Under the Trust’s Declaration of Trust and its Bylaws, a Trustee may serve as a Trustee until he or she dies, resigns or is removed from office. The Trust has adopted a policy that each Trustee must retire from his or her Trustee position after reaching age 72. The Trust is not required to hold annual meetings of shareowners for the election or re-election of Trustees or for any other purpose, and does not intend to do so. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.

Mr. Joe R. Monk, Jr., an interested Trustee of the Trust, serves as the President and Chairperson of the Trust. In his roles, Mr. Monk presides at Board meetings.

There are three standing committees of the Board—the Executive Committee, the Committee of Independent Trustees (the “CIT”) and the Audit Committee. The members of the Executive Committee are Messrs. Joe R. Monk, Jr., Paul J. Smith, and David L. Vance. Messrs. Monk and Smith are “interested persons” of the Trust, as that term is defined in the 1940 Act, whereas Mr. Vance is an Independent Trustee. The Executive Committee acts on behalf of the entire Board during intervals between Board meetings. Actions of the Executive Committee must be consistent with the Trust’s Declaration of Trust. During calendar year 2016, the Executive Committee did not meet.

The CIT includes as its members all of the Independent Trustees, as listed under the heading “Management of the Trust—Trustees and Officers” in this SAI, The CIT operates pursuant to a separate charter specifying that CIT members shall designate a CIT Chairperson. The CIT has designated Mr. David L. Vance to serve as CIT Chairperson. The CIT is responsible for overseeing the effective functioning of the Board, reviewing the investment management, distribution, and 12b-1 plans of the Trust and making recommendations to the full Board regarding entering into or the continuation of such agreements. In addition, the CIT is responsible for nominating candidates for election as Independent Trustees. The CIT will consider nominees recommended by shareholders. A shareholder may submit a suggested candidate by sending a resume of the candidate to the Secretary of the Trust, at the address of the Trust’s principal executive offices. During the Trust’s calendar year 2016, the CIT held five meetings. As CIT Chairperson, Mr. Vance presides at CIT meetings, and, in consultation with the other CIT members, sets the agenda for all such meetings.

The Audit Committee includes as its members Messrs. Latshaw and Boschini and Ms. Nagler, each of whom is an Independent Trustee. The Audit Committee operates pursuant to a separate charter specifying that unless the Board appoints a Chairperson of the Audit Committee, the Audit Committee shall appoint a Chairperson. The Board has appointed Mr. Latshaw as the Chairperson of the Audit Committee. As Audit Committee Chairperson, Mr. Latshaw presides at Audit Committee meetings, and, in consultation with Audit Committee members, sets the agenda for all such meetings. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting practices, reviewing the results of the annual audits of the Trust’s financial statements and interacting with the Trust’s independent registered public accounting firm on behalf of the Board. During calendar year 2016, the Audit Committee held five meetings.

The Board has determined that the Trust’s leadership or governance structure is appropriate. With the Trust only consisting of nine series, the Board does not believe that it needs any additional or any more specialized committees. The existing leadership structure also is appropriate because having a majority of Independent Trustees is consistent with current mutual fund industry practice, and effectively allows the Independent Trustees to control the Trust’s business and affairs. The Trust has determined that having an interested Board Chairperson is appropriate because it promotes efficiency in the Board’s operations. The interested Chairperson, who also serves as Senior Vice President of SFIM and Management Corp., has substantial knowledge regarding the day-to-day operations of the Trust. Having an interested Trustee preside at Board meetings results in more focused and efficient meetings, and Mr. Vance has an integral role in setting the Board meeting agendas. The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in-person or by telephone, to address matters arising between regular meetings. The CIT also holds four regularly scheduled in-person meetings each year, during a portion of which management is not present, and may hold special meetings, as needed, either in-person or by telephone. The CIT regularly meets with its independent legal counsel outside the presence of interested Trustees, a practice designed to foster full discussion among CIT members of all issues related to the Trust and designed to foster discussions between interested and Independent Trustees. The Trust’s leadership or governance structure is designed to promote free and open discussion of different viewpoints on issues impacting the Trust.

The Board oversees the management of risks presented in operating the Trust, including, among other things, investment, compliance and valuation risks.

Investment risk involves the chance that a Fund’s portfolio may be inappropriately invested by SFIM or by a sub-adviser, leading to excessive or inadequate risk-taking by the Fund or resulting in unsustainable or poor performance by the Fund. Compliance risk includes the chance that the Trust will not comply with applicable federal and state laws, resulting in litigation, potential penalties, legal expense and reputational harm. Valuation risk is the chance that portfolio securities held by a Fund may be valued incorrectly, resulting in an erroneous net asset value (“NAV”) for a Fund and dilution to existing or new Fund shareholders. Fund dilution could expose the Fund or SFIM to legal actions by regulators and by aggrieved shareholders.

The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, SFIM and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks of the Funds. Different processes, procedures and controls are employed for different types of risks. In that regard, senior officers of the Trust and SFIM, and the Trust’s Chief Compliance Officer (“CCO”) regularly report to the Board on a range of matters, including those relating to risk management. In addition to the regular reports from management, the Board also receives reports from the other service providers to the Trust, and the CIT receives regular reports from the Trust’s independent registered public accounting firm on internal controls and financial reporting matters.

The Board oversees the investment risk management process by regularly receiving written reports on the investments and securities trading of each Fund, including each Fund’s performance as compared to the Fund’s benchmark index and as compared to a composite of peer funds. In addition, Fund portfolio managers regularly make live presentations to the Board regarding the portfolio manager’s investment process and results. The Trust annually hires an independent fund tracking organization to identify peer funds (i.e., those funds comparable in size, investment objective, investment strategy and sales charge structure to each of the Trust’s Funds). The Board analyzes any Fund whose performance substantially deviates from the performance of its benchmark or composite of peer funds. In addition to evaluating the relative performance of each Fund, the Board also regularly evaluates the expense structure of each Fund compared to the expense structure of peer funds.

The Board oversees management of compliance risk by adopting regulatory policies for the Trust and SFIM to follow in carrying on the day-to-day business of the Funds, and by receiving reports (on both a quarterly and as-needed basis) from the Trust and its CCO regarding the implementation of the procedures, including an annual report from the CCO. As required by the 1940 Act, the Trust’s CCO is hired by the Board, and the Board determines the CCO’s compensation. Independent legal counsel to the Trust also helps the Board understand and comply with new regulatory developments, a practice which is designed to reduce compliance risk to the Trust.

Similarly the Board oversees valuation risk by approving valuation procedures for SFIM to follow in determining each Fund’s NAV. SFIM regularly reports to both the CIT and the Board on the implementation of these procedures, including reporting to the Board each instance in which a security owned by a Fund is “fair valued.” A fair valued security is one priced other than at the closing price of the security on an established securities exchange or in an established over-the-counter securities market.

The Board and SFIM believe that the impact of the Board’s oversight of the Trust’s risk management process is better risk management. The Board and SFIM continually evaluate the appropriateness of the Trust’s risk management processes, and adjust those processes whenever SFIM or the Board deems it necessary.

Experience, Qualifications, Attributes and Skills of Trustees. In deciding who might best serve as its Board members, the Board considers whether a candidate can function as part of the team of Board members, and whether that person can act in the best interest of the Trust and its shareholders. A Board candidate should have excellent analytical and communication skills, be open-minded, and be willing to collaborate with other Board members in crafting Trust policy. The experience, qualifications, attributes and skills of each Trustee are discussed below.

Mr. Joe R. Monk, Jr., an interested Trustee of the Trust, has served as Trustee since 2015 and as a Trust Officer since 2011. Mr. Monk received a bachelor’s degree in finance/insurance from Missouri State University. Mr. Paul J. Smith, an interested Trustee of the Trust, has served as Trustee since 2015 and as a Trust Officer since 2011. Mr. Smith received a bachelor’s degree in accounting from the University of Wisconsin at Eau Claire and is a graduate of the General Managers Program at Harvard Business School. Messrs. Monk and Smith also serve in leadership positions with State Farm Mutual Automobile Insurance Company (“Auto Company”), the Manager’s parent company, and thus have unique understandings of how the Trust’s activities relate to the larger State Farm enterprise. Messrs. Monk and Smith each participate in various civic, charitable and/or educational organizations.

Mr. David L. Vance has served as an Independent Trustee since 2001 and is the CIT’s Chairperson. Mr. Vance is the Executive Director of the Center for Talent Reporting and also teaches at two universities. Previously, he served as Chief Economist of a major U.S. industrial company as well as the president of that company’s corporate university. Mr. Vance has earned multiple post-secondary educational degrees, including a doctorate degree from the University of Notre Dame in Economics.

Messrs. Victor J. Boschini and Thomas M. Mengler also have served as Independent Trustees to the Trust. Mr. Boschini began his service as Independent Trustee of the Trust in 2001, while Mr. Mengler began service as Independent Trustee to the Trust in 1998. Mr. Boschini is the Chancellor of Texas Christian University, and has a doctorate degree in Higher Education Administration from Indiana University. Mr. Mengler is President of

St. Mary’s University, and has a J.D. degree and an M.A. degree in Philosophy from the University of Texas. Messrs. Boschini and Mengler participate or have participated in various civic, charitable and/or educational organizations.

Mr. Alan R. Latshaw has extensive experience in the financial services industry, and began his service as an Independent Trustee in 2005. He earned a Master of Business Administration (“M.B.A.”) degree in Finance and Accounting at Indiana University, and previously chaired the AICPA Investment Company Committee/Task Force, which rewrote the AICPA Audit and Accounting Guide for Investment Companies. Mr. Latshaw serves as an independent trustee for another mutual fund complex, and he participates in activities of the Investment Company Institute’s Independent Directors Committee. Mr. Latshaw previously was a partner at a public accounting firm.

Ms. Anita M. Nagler began her service as an Independent Trustee in 2006. Ms. Nagler is a member of the Board of Directors of a multi-billion dollar investment management firm. Ms. Nagler holds a J.D. degree from I.I.T., Chicago-Kent College of Law. Ms. Nagler previously served in various executive roles with prominent firms involved in the investment management industry. Ms. Nagler also held various positions in the enforcement group of the U.S. Securities and Exchange Commission, including as Associate Regional Administrator overseeing the entire enforcement program of the S.E.C.’s Chicago office. Ms. Nagler participates in various civic, charitable and/or educational organizations.

Ms. Diane L. Wallace has extensive experience in the financial services industry, including experience with mutual funds. She began her service as an Independent Trustee in 2013. Ms. Wallace, who is a Certified Public Accountant, received a Bachelor of Science degree in Accounting from the University of Illinois at Champaign/Urbana. Ms. Wallace worked as an auditor for a public accounting firm and as the Vice President-Finance for a financial services company that was a broker of commodity and futures contracts, among other financial products. Ms. Wallace also worked in various executive positions for another financial services firm consisting of an investment adviser and a securities broker-dealer, which sponsored a mutual fund group. Ms. Wallace participates in various civic, charitable and/or educational organizations.

TRUSTEES AND OFFICERS

The Trustees and officers of the Trust, their ages at December 31, 2016, their principal occupations for the last five years and their affiliations, if any, with SFIM and Management Corp., the Trust’s principal underwriter, are listed below. The information, which is current as of December 31, 2016, is provided first for Independent Trustees, and next for Trustees who are interested persons of the Trust and for officers.

I. Information about Non-Interested (Independent) Trustees of the Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 63	Trustee	Began service in 1998 and serves until successor is elected or appointed.	PRESIDENT (since 6/2012)—St. Mary’s University; DEAN and PROFESSOR OF LAW (before 6/2012)—University of St. Thomas School of Law; TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 60	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR—Texas Christian University; TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 64	Trustee	Began service in 2001 and serves until successor is elected or appointed.	EXECUTIVE DIRECTOR (since 8/2012)—Center for Talent Reporting, Inc. (nonprofit dedicated to improving the management of human capital); PRESIDENT/OWNER—Poudre River Press LLC (book publisher); CONSULTANT/PRESIDENT/OWNER—Manage Learning LLC (consults with organizations on learning strategy, governance, measurement and evaluation); ADJUNCT FACULTY—Bellevue University and University of Southern Mississippi; TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 65	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE— MainStay Funds (83 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 60	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR—Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Diane L. Wallace One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee	Began service in 2013 and serves until successor is elected or appointed.	RETIRED; TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE— Henderson Global Funds (13 portfolios)

II. Information about Interested Trustees/Officers of the Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Joe R. Monk, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 53	Trustee, President and Chairperson of the Board	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service as President and Chairperson of the Board in 2015 and serves until removed.	SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER—State Farm Life Insurance Company; SENIOR VICE PRESIDENT—MUTUAL FUNDS and VICE PRESIDENT—HEALTH—State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT —State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, PRESIDENT and CHAIRPERSON OF THE BOARD (since 6/2015) and SENIOR VICE PRESIDENT (3/2011—6/2015)—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Paul J. Smith* One State Farm Plaza Bloomington, Illinois 61710 Age 53	Trustee, Senior Vice President, and Treasurer	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service in June 2011 as Senior Vice President and in December 2012 as Treasurer and serves until removed.	CHIEF FINANCIAL OFFICER, TREASURER, SENIOR VICE PRESIDENT (3/2007—1/2013) and EXECUTIVE VICE PRESIDENT (since 1/2013)—State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT—State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE (since 1/2015), SENIOR VICE PRESIDENT, and TREASURER (since 12/2012)—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

* Messrs. Monk and Smith are “interested” Trustees as defined by the Investment Company Act of 1940 because of their respective positions with State Farm Variable Product Trust, State Farm VP Management Corp., State Farm Investment Management Corp. and with the affiliates of these companies.

III. Information about Officers of the Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years
Lisa Stewart One State Farm Plaza Bloomington, Illinois 61710 Age 47	Vice President	Began service in December 2015 and serves until removed.	VICE PRESIDENT—LIFE/HEALTH and MUTUAL FUNDS (since 10/2015), VICE PRESIDENT—AGENCY (1/2014—10/2015), VICE PRESIDENT AGENCY—CUSTOMER CARE CENTER (1/2013—1/2014), and VICE PRESIDENT OPERATIONS—ENTERPRISE SERVICES (9/2011—1/2013)—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 12/2015)—State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT (since 12/2015)—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Mark D. Mikel Three State Farm Plaza Bloomington, Illinois 61791 Age 46	Vice President and Secretary	Began service in December 2012 and serves until removed.	ASSISTANT VICE PRESIDENT—MUTUAL FUNDS (since 12/2012) and MUTUAL FUNDS DIRECTOR (before 12/2012)—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT—FINANCIAL AND SECRETARY (since 3/2013) and ASSISTANT SECRETARY-TREASURER (12/2007—3/2013)—State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 12/2012)—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 57	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary— Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY-TREASURER—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust; CHIEF COMPLIANCE OFFICER, TREASURER (since 3/2016), and ASSISTANT SECRETARY-TREASURER (3/2001—3/2016)—State Farm Investment Management Corp.; TREASURER (since 3/2016) and ASSISTANT SECRETARY-TREASURER (3/2001—3/2016)—State Farm VP Management Corp.
Joseph P. Young One State Farm Plaza Bloomington, Illinois 61710 Age 53	Vice President	Began service in December 2011 and serves until removed.	VICE PRESIDENT—FIXED INCOME (since 12/2011), ASSISTANT VICE PRESIDENT—FIXED INCOME (6/2011—12/2011)—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2012)—State Farm Investment Management Corp.; VICE PRESIDENT since (12/2011)—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.

As of December 31, 2016, the Trustees and officers as a group owned less than 1% of any Fund’s outstanding shares.

Trustees or officers who are interested persons do not receive any compensation from any Fund for their services to the Fund. Independent Trustees of the Trust serving on the Trust’s Board of Trustees receive compensation from the Trust. Independent Trustees serving on the Trust’s Board of Trustee also serve on the Board of Trustees of State Farm Associates’ Funds Trust and State Farm Mutual Fund Trust, two other registered investment companies advised by the Manager. The following describes the compensation payable to Independent Trustees as of October 1, 2016.

Independent Trustees receive compensation for their service on the Boards of Trustees equal to an annual retainer of $87,500 and a fee of $8,625 per regular in-person Board of Trustees’ meeting attended.

Independent Trustees serving on the Trust’s CIT and serving on the Trust’s Audit Committee also serve on the CITs and Audit Committees of State Farm Associates’ Funds Trust and State Farm Mutual Fund Trust. For their service to the CITs and Audit Committees, Independent Trustees who serve on such committees receive the following additional compensation:

(i) each CIT member receives an annual retainer of $8,000;

(ii) each Audit Committee member receives an annual retainer of $6,000;

(iii) the CIT chairperson receives an additional annual retainer of $24,500;

(iv) the Audit Committee chairperson receives an additional annual retainer of $10,700;

(v) each CIT member receives an annual fee (not a per meeting fee) of $5,000, for all CIT meetings attended, regardless of the number of meetings held annually; and

(vi) each Audit Committee member receives an annual fee (not a per meeting fee) of $2,000, for all Audit Committee meetings attended, regardless of the number of meetings held annually.

These fees are paid to the Trustees on behalf of the Trust and on behalf of the 19 other mutual funds advised by SFIM. Each mutual fund managed by SFIM shares in the fees for Independent Trustees pro-rata based upon the relative net assets of each fund as of the end of the most recently completed calendar quarter. In addition, Independent Trustees will be reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust.

Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits.

Compensation shown in the following table was paid during calendar year 2016.

Name	Aggregate Compensation from the Trust(1)	Total Compensation from the Trust and other State Farm Mutual Funds(1)(2)
Paul J. Smith(3)	None	None
Joe R. Monk, Jr.(3)	None	None
Thomas M. Mengler(4)	$9,426	$124,500
Victor Boschini(4)	$9,293	$122,750
David L. Vance(4)	$11,053	$146,000
Alan R. Latshaw(4)	$10,660	$140,800
Anita Nagler(4)	$9,918	$131,000
Diane L. Wallace(4)	$9,426	$124,500
James A. Shirk(4)(5)	$2,290	$30,250

(1)	For the fiscal year ended December 31, 2016.

(2)	The other “State Farm Mutual Funds” are State Farm Associates’ Funds Trust and State Farm Mutual Fund Trust.

(3)	Non-compensated interested Trustee.

(4)	Independent Trustee.

(5)	Mr. Shirk, an Independent Trustee, retired from his position with the Trust effective March 31, 2016.

The following table reflects dollar ranges of each Trustee’s beneficial ownership of equity securities of each Fund, and dollar ranges of each Trustee’s beneficial ownership of equity securities in all investment companies in the State Farm family of mutual funds. This data is as of December 31, 2016.

Name of Trustee	Dollar Range of Equity Securities in Large Cap Equity Index Fund	Dollar Range of Equity Securities in Small Cap Equity Index Fund	Dollar Range of Equity Securities in International Equity Index Fund
Thomas M. Mengler*	None	None	None
Victor J. Boschini*	None	None	None
David L. Vance*	None	None	None
Paul J. Smith**	None	None	None
Joe R. Monk, Jr.**	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Alan R. Latshaw*	None	None	None
Anita Nagler*	None	None	None
Diane L. Wallace*	None	None	None

*	Independent Trustee

**	Interested Trustee

Name of Trustee	Dollar Range of Equity Securities in Bond Fund	Dollar Range of Equity Securities in Stock and Bond Balanced Fund	Dollar Range of Equity Securities in Money Market Fund
Thomas M. Mengler*	None	None	None
Victor J. Boschini*	None	None	None
David L. Vance*	None	None	None
Paul J. Smith**	None	None	None
Joe R. Monk, Jr.**	Less than $10,000	Less than $10,000	None
Alan R. Latshaw*	None	None	None
Anita Nagler*	None	None	None
Diane L. Wallace*	None	None	None

*	Independent Trustee

**	Interested Trustee

Name of Trustee	Dollar Range of Equity Securities in the Large Cap Equity Fund	Dollar Range of Equity Securities in the Small/Mid Cap Equity Fund	Dollar Range of Equity Securities in the International Equity Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas M. Mengler*	None	None	None	Over $100,000
Victor J. Boschini*	None	None	None	Over $100,000
David L. Vance*	None	None	None	Over $100,000
Paul J. Smith**	None	None	None	Over $100,000
Joe R. Monk, Jr.**	None	None	None	Over $100,000
Alan R. Latshaw*	None	None	None	Over $100,000
Anita Nagler*	None	None	None	Over $100,000
Diane L. Wallace*	None	None	None	$50,001-$100,000

*	Independent Trustee

**	Interested Trustee

ADDITIONAL INFORMATION REGARDING INDEPENDENT TRUSTEES OF THE TRUST

Auto Company owns and has owned all of the common stock issued by SFIM and SFIM owns all of the common stock issued by Management Corp. Auto Company is a mutual insurance company domiciled in Illinois and owned by its policyholders. Neither the Independent Trustees nor their immediate family members own securities representing an ownership interest in SFIM, in Management Corp. or in Auto Company.

During calendar years 2015 and 2016 neither the Independent Trustees of the Trust nor their immediate family members had any direct or indirect:

•	interest in SFIM, Management Corp., Auto Company, or in other affiliates of Auto Company, the value of which interest exceeded $120,000;

•

interest in any transaction or series of similar transactions with the Trust, SFIM, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, the value of which transaction or series of transactions exceeded $120,000, or

•	relationship(s) with the Trust, SFIM, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, in an amount that exceeded $120,000.

INVESTMENT ADVISORY AND OTHER AGREEMENTS

BETWEEN THE TRUST AND SFIM

The Trust has an Investment Advisory and Management Services Agreement and a Transfer Agent Agreement with SFIM. The Trust also has entered into a Distribution Agreement with Management Corp., an affiliate of SFIM. The Investment Advisory and Management Services Agreement and the Distribution Agreement may be continued beyond their current terms only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust and, in either case, by vote of a majority of the Trustees who are not interested persons of any party to such agreement, except in their capacity as Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory and Management Services Agreement and the Distribution Agreement may be terminated upon 60 days’ written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party. There is a Service Agreement among the Trust, SFIM and SFMAIC.

Since its inception in 1967, SFIM’s principal business has been to act as investment adviser, transfer agent and dividend disbursing agent for the mutual funds in the State Farm family of mutual funds.

SFIM (under the supervision of the Board of Trustees) continuously furnishes an investment program for the Funds, other than the Large Cap, Small Cap, and International Equity Index Funds and Large Cap, Small Cap and International Equity Funds. SFIM also is responsible for the actual management of the investments of those Funds and has responsibility for making decisions governing whether to buy, sell or hold any particular security. In carrying out its obligations to manage the investment and reinvestment of the assets of these Funds, SFIM performs research and obtains and evaluates pertinent economic, statistical and financial data relevant to the investment policies of these Funds.

The Trust pays SFIM compensation in the form of an investment advisory fee. The fee is based upon average daily net assets and is accrued daily and paid to SFIM monthly at the following annual rates for each of the Funds:

Large Cap Equity Index Fund	0.13% on the first $500 million, 0.12% on the next $250 million, 0.11% on the next $250 million, 0.085% on the next $2 billion, and 0.06% on amounts exceeding $3 billion of average daily net assets
Small Cap Equity Index Fund	0.15% on the first $150 million, 0.13% on the next $850 million, 0.105% on the next $2 billion and 0.08% on amounts exceeding $3 billion of average daily net assets
International Equity Index Fund	0.16% on the first $150 million, 0.14% on the next $850 million, 0.115% on the next $2 billion and 0.09% on amounts exceeding $3 billion of average daily net assets
Bond	0.50% of net assets
Money Market	0.10% of net assets
Stock and Bond Balanced	None
Large Cap Equity	0.60% of net assets
Small/Mid Cap Equity	0.80% of net assets
International Equity	0.80% of net assets

The assets of the State Farm S&P 500 Index Fund of the State Farm Mutual Fund Trust are combined with the assets of the Large Cap Equity Index Fund for purposes of calculating the breakpoints in the schedule above. The assets of the State Farm Small Cap Index Fund of the State Farm Mutual Fund Trust are combined with the assets of the Small Cap Equity Index Fund for purposes of calculating the breakpoints in the schedule above. The assets of the State Farm International Index Fund of the State Farm Mutual Fund Trust are combined with the assets of the International Equity Index Fund for purposes of calculating the breakpoints in the schedule above.

SFIM has agreed not to be paid an investment advisory fee for performing its services for the Stock and Bond Balanced Fund and has agreed to reimburse the Stock and Bond Balanced Fund for any expenses directly incurred by the Fund other than acquired fund fees and expenses. (This expense limitation arrangement is voluntary and may be eliminated by SFIM at any time.) However, SFIM will receive investment advisory fees from managing the underlying Funds in which the Stock and Bond Balanced Fund invests.

With respect to each of the Funds other than the Stock and Bond Balanced Fund, International Equity Index Fund, and International Equity Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.10% of such Fund’s average daily net assets. With respect to the International Equity Index Fund and International Equity Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.20% of the Fund’s average daily net assets. For the Money Market Fund, SFIM has agreed to waive all or a portion of its fees due from the Money Market Fund to prevent the Money Market Fund’s daily net investment income from falling below zero. SFIM also has agreed to reimburse all of the custody fees incurred by the Large Cap Equity Index Fund and the Small Cap Equity Index Fund without regard to the 0.10% cap described above. These expense limitation arrangements are voluntary and may be eliminated by SFIM at any time.

For the Small/Mid Cap Equity Fund, SFIM has also contractually agreed to waive 0.29% of management fees payable by the Small/Mid Cap Equity Fund through April 30, 2018.

For the calendar years 2014, 2015 and 2016 the Funds paid the following advisory fees to SFIM:

Fund	Gross Fee Paid			Expense Reimbursement			Net Fee
	2016	2015	2014	2016	2015	2014	2016	2015	2014
Money Market Fund	$61,817	$130,768	$140,466	$84,368	$200,016	$193,102	$(22,551)	$(69,248)	$(52,636)
Bond Fund	$800,429	$825,474	$843,859	$0	$0	$0	$800,429	$825,474	$843,859
Large Cap Equity Index Fund	$890,947	$1,492,059	$1,469,024	$18,630	$18,765	$20,372	$872,317	$1,473,294	$1,448,652
Small Cap Equity Index Fund	$601,621	$1,195,762	$1,195,491	$22,741	$25,901	$37,309	$578,880	$1,169,861	$1,158,182
International Equity Index Fund	$749,785	$1,642,594	$1,717,667	$0	$0	$0	$749,785	$1,642,594	$1,717,667
Stock and Bond Balanced Fund	$0	$0	$0	$69,381	$75,184	$68,559	$(69,381)	$(75,184)	$(68,559)
Large Cap Equity Fund	$381,888	$388,767	$349,469	$933	$6,058	$17,705	$380,955	$382,709	$331,764
Small/Mid Cap Equity Fund	$484,297	$510,027	$493,752	$15,420	$21,326	$27,755	$468,877	$488,701	$465,997
International Equity Fund	$341,477	$368,534	$369,626	$27,005	$56,523	$107,426	$314,472	$312,011	$262,200

SFIM is responsible for payment of all expenses it may incur in performing the services described. These expenses include costs incurred in providing investment advisory services, compensating and furnishing office space for officers and employees of SFIM connected with investment and economic research, trading and investment management of the Trust and the payment of any fees to interested Trustees of the Trust. SFIM provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other employment related costs of employing those persons. SFIM furnishes the Trust with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space facilities and equipment. In addition, SFIM is responsible for paying the sub-advisory fees of each investment sub-advisor.

Pursuant to the Service Agreement, SFMAIC provides SFIM with certain personnel, services and facilities to enable SFIM to perform its obligations to the Trust. SFIM reimburses SFMAIC for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by SFMAIC under the separate service agreement. Accordingly, the Trust makes no payment to SFMAIC under the Service Agreement.

The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by SFIM as described in the preceding paragraphs. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Trust, charges of the custodian and transfer agent, if any, cost of auditing services, Independent Trustees’ fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Trust prospectuses to shareholders and contractholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders and contractholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Trust, or costs related to indemnification of Trustees, officers and employees of the Trust.

The Board of Trustees of the Trust determines the manner in which expenses are allocated among the Funds of the Trust. The Board of Trustees allocates expenses associated with a specific Fund to that Fund. Those expenses which are paid for the benefit of all of the Funds are allocated pro-rata based upon each Fund’s net assets.

The Investment Advisory and Management Services Agreement also provides that SFIM shall not be liable to the Trust or to any shareholder or contract owner for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which such Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of SFIM in the performance of its duties thereunder.

BETWEEN SFIM AND BFA

Pursuant to the separate sub-advisory agreement described below, SFIM has engaged BFA as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Equity Index Funds. For its services, SFIM pays BFA an investment sub-advisory fee equal to the following percentages of the applicable equity index Fund’s average daily net assets during a fiscal quarter:

LARGE CAP EQUITY INDEX FUND	0.03% on the first $500 million, 0.02% on the next $250 million, and 0.01% for average daily net assets above $750 million.
SMALL CAP EQUITY INDEX FUND	0.05% on the first $150 million, and 0.03% on any assets over $150 million.
INTERNATIONAL EQUITY INDEX FUND	0.06% on the first $150 million, and 0.04% on any assets over $150 million.

In determining the application of these breakpoints to the Large Cap Equity Index Fund, the assets of the Large Cap Equity Index Fund are combined with the assets of the State Farm S&P 500 Index Fund of State Farm Mutual Fund Trust so long as BFA remains the sub-adviser to each fund. If the fee for the Large Cap Equity Index Fund calculated pursuant to the above schedule for the fiscal quarter of the Trust is less than $25,000, SFIM shall pay BFA a fee of $25,000 for the fiscal quarter in lieu of the sub-advisory fee calculated pursuant to the above schedule.

In determining the application of these breakpoints to the Small Cap Equity Index Fund, the assets of the Small Cap Equity Index Fund are combined with the assets of the State Farm Small Cap Index Fund of State Farm Mutual Fund Trust so long as BFA remains the sub-adviser to each fund.

In determining the application of these breakpoints to the International Equity Index Fund, the assets of the International Equity Index Fund are combined with the assets of the State Farm International Index Fund of State Farm Mutual Fund Trust so long as BFA remains the sub-adviser to each fund.

BFA manages the investments of the Large Cap, Small Cap and International Equity Index Funds, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, BFA follows SFIM’s policy of seeking to obtain the most favorable price and efficient execution available. The BFA sub-advisory fees are accrued daily and paid to BFA quarterly.

BETWEEN SFIM AND WESTWOOD

Pursuant to the separate sub-advisory agreement described below, SFIM has engaged Westwood as an investment sub-adviser to provide day-to-day portfolio management for a segment of the Large Cap Equity Fund. Westwood manages the investments for a segment of the Large Cap Equity Fund, determining which securities or other investments to buy and sell for the Fund, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Westwood follows SFIM’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, SFIM pays Westwood an investment sub-advisory fee equal to a percentage of the average daily net assets of the Large Cap Equity Fund managed by Westwood at the following rates set forth below. The fee is accrued daily and paid to Westwood quarterly.

LARGE CAP EQUITY FUND
On the first $25 million	0.55% of average daily net assets
$25 million to $50 million	0.45% of average daily net assets
Over $50 million	0.30% of average daily net assets

BETWEEN SFIM AND MARSICO

Pursuant to a separate sub-advisory agreement, SFIM has engaged Marsico as an investment sub-adviser to provide day-to-day portfolio management for a segment of the International Equity Fund. Marsico manages its segment of the International Equity Fund, determining which securities or other investments to buy and sell for the Fund, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Marsico follows SFIM’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, SFIM pays Marsico an investment sub-advisory fee equal to a percentage of the average daily net assets of the International Equity Fund managed by Marsico at the following rates set forth below. The fee is accrued daily and paid to Marsico monthly.

INTERNATIONAL EQUITY FUND
On the first $300 million	0.50% of average daily net assets
$300 million to $400 million	0.45% of average daily net assets
Over $400 million	0.40% of average daily net assets

BETWEEN SFIM AND NORTHERN CROSS

Pursuant to a separate sub-advisory agreement, SFIM has engaged Northern Cross as an investment sub-adviser to provide day-to-day portfolio management for a segment of the International Equity Fund. Northern Cross manages its segment of the International Equity Fund, determining which securities or other investments to buy and sell for the Fund, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Northern Cross follows SFIM’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, the Manager pays Northern Cross an investment sub-advisory fee equal to a percentage of the average daily net assets of the International Equity Fund managed by Northern Cross at the following rates set forth below. The fee is accrued daily and paid to Northern Cross quarterly.

INTERNATIONAL EQUITY FUND
On the first $500 million	0.60% of average daily net assets
Over $500 million	0.55% of average daily net assets

BETWEEN SFIM AND BRIDGEWAY

Pursuant to a separate sub-advisory agreement, SFIM has engaged Bridgeway as the investment sub-adviser to provide day-to-day portfolio management for a segment of the Large Cap Equity Fund and the Small/Mid Cap Equity Fund. Bridgeway manages its segments of the investments of the Large Cap Equity Fund and the Small/Mid Cap Equity Fund, determining which securities or other investments to buy and sell, selecting the brokers and dealers to effect the transactions and negotiating commissions. In placing orders for securities transactions, Bridgeway follows SFIM’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, SFIM pays Bridgeway an investment sub-advisory fee equal to a percentage of the average daily net assets of its segments of the Large Cap Equity Fund and the Small/Mid Cap Equity Fund at the rates set forth below. The fee is accrued daily and paid to Bridgeway quarterly. The rates upon which the fee is based are as follows:

LARGE CAP EQUITY FUND
On the first $50 million	0.50% of average daily net assets
$50 million to $100 million	0.45% of average daily net assets
$100 million to $200 million	0.40% of average daily net assets
Over $200 million	0.35% of average daily net assets

SMALL/MID CAP EQUITY FUND
On the first $100 million	0.60% of average daily net assets
$100 million to $250 million	0.55% of average daily net assets
Over $250 million	0.50% of average daily net assets

TERMS OF SUB-ADVISORY AGREEMENTS

Each sub-advisory agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of SFIM or the sub-adviser, or by the Board of Trustees of the Trust or by a vote of a majority of the outstanding shares of the class of stock representing an interest in the appropriate Fund. Each sub-advisory agreement provides that it shall continue in effect for an initial term of two years and can thereafter be continued for each Fund from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

PORTFOLIO MANAGERS

Unless otherwise noted, the information provided below is as of December 31, 2016, the Funds’ most recently completed calendar year.

OTHER ACCOUNTS MANAGED

The following provides information about the other investment accounts managed by the various portfolio managers of the Funds. Unless otherwise noted, this information is provided as of December 31, 2016.

John Malito, a portfolio manager for the Stock and Bond Balanced Fund, the Bond Fund, and the Money Market Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Malito include the following:

Other Registered Investment Companies: 4 accounts, $2.0 billion in assets

Other Pooled Investment Vehicles: 0 accounts

Other Accounts: 11 accounts, $55.3 billion in assets

Lisa Rogers, a portfolio manager for the Stock and Bond Balanced Fund, the Bond Fund, and the Money Market Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Ms. Rogers include the following:

Other Registered Investment Companies: 5 accounts, $475.0 million in assets

Other Pooled Investment Vehicles: 0 accounts

Other Accounts: 25 accounts, $46.1 billion in assets

No advisory fee is paid based on performance for any of the accounts listed above.

As of April 1, 2017, Scott Hintz and Corey Schieler, portfolio managers for the Small/Mid Cap Equity Fund, are not primarily responsible for the day-to-day management of any other investment account or portfolio.

Bridgeway as Sub-Adviser to the Large Cap Equity Fund and the Small/Mid Cap Equity Fund

The individuals named as Bridgeway portfolio managers for the Large Cap Equity Fund and the Small/Mid Cap Equity Fund also were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts as indicated in the table below as of December 31, 2016:

John Montgomery	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	15	$7.211 billion	3	$331 million
Other Pooled Investment Vehicles	1	$85 million	0	0
Other Accounts	21	$377 million	10	$49 million

Elena Khoziaeva	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	15	$7.211 billion	3	$331 million
Other Pooled Investment Vehicles	1	$85 million	0	0
Other Accounts	21	$377 million	10	$49 million

Michael Whipple	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	15	$7.211 billion	3	$331 million
Other Pooled Investment Vehicles	1	$85 million	0	0
Other Accounts	21	$377 million	10	$49 million

BFA as Sub-Adviser to the Large Cap Equity Index Fund.

The individuals named as BFA portfolio managers for the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, and the International Equity Index Fund also were primarily responsible for the day-to-day management of certain types of other portfolio and/or accounts as indicated in the table below as of December 31, 2016.

Greg Savage	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	350	$849.7 billion	0	-0-
Other Pooled Investment Vehicles	73	$25.40 billion	0	-0-
Other Accounts	0	$0	0	-0-

Alan Mason	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	376	$839.4 billion	0	-0-
Other Pooled Investment Vehicles	941	$550.9 billion	0	-0-
Other Accounts	689	$504.0 billion	0	-0-

Jennifer Hsui	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	140	$281.9 billion	-0-	-0-
Other Pooled Investment Vehicles	23	$3.78 billion	-0-	-0-
Other Accounts	0	$0	-0-	-0-

Creighton Jue	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	77	$90.13 billion	-0-	-0-
Other Pooled Investment Vehicles	65	$54.47 billion	-0-	-0-
Other Accounts	40	$31.99 billion	-0-	-0-

Rachel Aguirre	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	89	$98.27 billion	-0-	-0-
Other Pooled Investment Vehicles	147	$470.5 billion	-0-	-0-
Other Accounts	135	$449.0 billion	-0-	-0-

BFA as Sub-Adviser to the Small Cap Equity Index Fund.

The individuals named as BFA portfolio managers for the Small Cap Equity Index Fund also were primarily responsible for the day-to-day management of certain types of other portfolio and/or accounts as indicated in the table below as of December 31, 2016.

Greg Savage	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	350	$850.0 billion	0	0
Other Pooled Investment Vehicles	73	$25.40 billion	0	0
Other Accounts	0	$0	0	0

Alan Mason	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	376	$839.7 billion	0	0
Other Pooled Investment Vehicles	941	$550.9 billion	0	0
Other Accounts	689	$504.0 billion	0	0

Jennifer Hsui	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	140	$282.2 billion	0	0
Other Pooled Investment Vehicles	23	$3.78 billion	0	0
Other Accounts	0	$0	0	0

Creighton Jue	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	77	$90.13 billion	0	0
Other Pooled Investment Vehicles	65	$54.47 billion	0	0
Other Accounts	40	$31.99 billion	0	0

Rachel Aguirre	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	89	$98.58 billion	0	0
Other Pooled Investment Vehicles	147	$470.5 billion	0	0
Other Accounts	135	$449.0 billion	0	0

BFA as Sub-Adviser to the International Equity Index Fund.

The individuals named as BFA portfolio managers for the International Equity Index Fund also were primarily responsible for the day-to-day management of certain types of other portfolio and/or accounts as indicated in the table below as of December 31, 2016.

Greg Savage	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	350	$850.1 billion	0	0
Other Pooled Investment Vehicles	73	$25.40 billion	0	0
Other Accounts	0	$0	0	0

Alan Mason	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	376	$839.7 billion	0	0
Other Pooled Investment Vehicles	941	$550.9 billion	0	0
Other Accounts	689	$504.0 billion	0	0

Jennifer Hsui	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	140	$282.3 billion	0	0
Other Pooled Investment Vehicles	23	$3.78 billion	0	0
Other Accounts	0	$0	0	0

Creighton Jue	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	77	$90.13 billion	0	0
Other Pooled Investment Vehicles	65	$54.47 billion	0	0
Other Accounts	40	$31.99 billion	0	0

Rachel Aguirre	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	89	$98.62 billion	0	0
Other Pooled Investment Vehicles	147	$470.5 billion	0	0
Other Accounts	135	$449.0 billion	0	0

Westwood as Sub-Adviser to the Large Cap Equity Fund

The individuals named as Westwood portfolio managers for the Large Cap Equity Fund also were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts as indicated in the table below as of December 31, 2016:

Mark Freeman	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	8	$3,866.87	0	-0-
Other Pooled Investment Companies	13	$1,444.34	0	-0-
Other Accounts	52	$2,981.24	0	-0-

Matt Lockridge	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	9	$1,775.92	0	-0-
Other Pooled Investment Companies	16	$1,061.18	0	-0-
Other Accounts	57	$2,224.67	0	-0-

Scott Lawson	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	6	$1,415.12	0	-0-
Other Pooled Investment Companies	8	$828.58	0	-0-
Other Accounts	45	$1,695.44	0	-0-

Lisa Dong	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	8	$1,716.56	0	-0-
Other Pooled Investment Companies	11	$915.60	0	-0-
Other Accounts	47	$1,995.19	0	-0-

Varun Singh	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	6	$1,415.12	0	-0-
Other Pooled Investment Companies	8	$828.58	0	-0-
Other Accounts	38	$1,693.25	0	-0-

Marsico as Sub-Adviser to the International Equity Fund

The individual named as Marsico portfolio manager for the International Equity Fund also were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts as indicated in the table below as of December 31, 2016:

Manish Malhotra	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	3	$394	-0-	-0-
Other Pooled Investment Companies	0	0	-0-	-0-
Other Accounts	0	$0	-0-	-0-

Northern Cross as Sub-Adviser to the International Equity Fund

The individuals named as Northern Cross portfolio managers for the International Equity Fund also were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts as indicated in the table below as of December 31, 2016:

Howard Appleby	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	5	$35,374.36	-0-	-0-
Other Pooled Investment Companies	0	$0	-0-	-0-
Other Accounts	8	$1,340.09	-0-	-0-

James LaTorre	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	5	$35,374.36	-0-	-0-
Other Pooled Investment Companies	0	$0	-0-	-0-
Other Accounts	8	$1,340.09	-0-	-0-

Jean-Francois Ducrest	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	5	$35,374.36	-0-	-0-
Other Pooled Investment Companies	0	$0	-0-	-0-
Other Accounts	8	$1,340.09	-0-	-0-

SFIM PORTFOLIO MANAGERS’ COMPENSATION

For Funds other than Small/Mid Cap Equity Fund

Portfolio manager compensation is based upon the overall job performance in managing the investment accounts for Auto Company and its affiliates, as well as the Funds. These portfolio managers’ compensation packages consist of a base salary, incentive compensation, and other benefits. The base salary is fixed and is competitive with industry standards. Portfolio managers may elect to defer a portion of their fixed salary and incentive compensation. Incentive compensation is discretionary and is determined by Auto Company annually by reference to several objective factors as well as investment results.

Incentive compensation for fixed income portfolio managers is determined by a combination of the individual portfolio manager’s investment results as well as the investment results of the broader fixed income team. Fixed income portfolio management incentive compensation is discretionary and is determined annually by reference to various qualitative and quantitative factors and investment results.

The factors considered to determine incentive compensation for fixed income portfolio managers include adherence to investment philosophy, liquidity management, and long term returns relative to custom indices derived from the Bloomberg Barclays U.S. Aggregate Index, and the Bloomberg Barclays Municipal Bond Index. These factors are evaluated by members of Auto Company’s executive management. The evaluation is subjective in nature, from a perspective to reward long-term, rather than short-term performance, and does not rely solely on industry measurements.

The formula used to determine the investment return performance involves a four or five-year moving average of returns. A longer time period is preferred to reward long-term performance rather than rewarding (or punishing) short-term fluctuation.

In addition to the compensation described above, fixed income portfolio managers may receive other benefits based primarily on their management level and/or total compensation, and not their performance as portfolio managers. These benefits include participation in a supplemental incentive plan; supplemental retirement plans; annual comprehensive health evaluations; and financial planning services.

The portfolio managers, if eligible, may receive supplemental incentive plan payments. These payments are discretionary in nature and are a function of the overall performance of Auto Company and its affiliates as an enterprise. The payments under the plan are a function of the 1) organizational performance of Auto Company and its affiliated entities for certain criteria over a rolling three-year period and 2) the number of units allocated to the individual for each of the three-year performance cycles. Under the plan, payments are determined by considering criteria such as retention of insurance business, financial stability, financial services growth, expense reduction, personnel development, and compliance. Supplemental incentive plan payments are calculated using an internal formula.

The portfolio managers may also be eligible for the supplemental retirement plans that are offered to highly compensated employees. One of the plans allows employees to defer a portion of compensation into a later year(s). The other plan provides retirement benefits in excess of the benefits that can be provided under Auto Company’s qualified retirement plan (due to limitations on the amount of compensation or the type of service that may be counted). Benefits for this plan are calculated using the qualified plan’s formula, average annual compensation, and years of service.

Eligibility for financial planning services and comprehensive health evaluations is based upon an individual’s management level. The benefits provided under these programs are uniform and apply equally to all eligible participants.

For the Small/Mid Cap Equity Fund

Compensation paid to these portfolio managers is based upon the overall job performance in managing the investment accounts for the Small/Mid Cap Equity Fund as well as other duties as outlined by their job functions. These portfolio managers’ compensation packages consist of a base salary, incentive compensation and other benefits. The base salary is fixed and is competitive with industry standards. Incentive compensation is discretionary and is determined by Auto Company annually by reference to several objective factors, including the overall performance of Auto Company and its affiliates as an enterprise.

BFA PORTFOLIO MANAGERS’ COMPENSATION AND POTENTIAL MATERIAL CONFLICTS OF INTEREST

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2016.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Mses. Aguirre, Hsui and Whitelaw and Messrs. Jue, Mason and Savage

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mses. Aguirre, Hsui and Whitelaw and Messrs. Jue, Mason and Savage is not measured against a specific benchmark.

Discretionary Incentive Compensation – Mr. O’Hara

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Mr. O’Hara is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards—From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have unvested long-term incentive awards.

Deferred Compensation Program—A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of these funds are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

WESTWOOD’S PORTFOLIO MANAGERS’ COMPENSATION AND POTENTIAL CONFLICTS OF INTEREST

The compensation of the portfolio managers is structured to enable Westwood to attract and retain highly qualified professionals in a competitive environment and align incentives with clients. Each of the Fund’s portfolio manager’s compensation consists of a combination of base salary, cash incentive bonus awards, long-term equity-based incentive awards and employee and post-retirement benefits. Cash bonuses and equity-based awards, in the form of restricted stock, are awarded to portfolio managers based on an assessment of their performance on a range of qualitative and quantitative measures. Quantitative measures include the performance of stock recommendations and the performance of portfolios managed, including the Fund.

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, Westwood has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. Westwood’s trade allocation policy is to aggregate client transactions, including the Fund’s, where possible when it is believed that such aggregation may facilitate Westwood’s duty of best execution. Client accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro rata based on each client’s participation in the transaction. Westwood generally allocates securities among client accounts according to each account’s pre-determined participation in the transaction. Westwood’s policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s).

BRIDGEWAY’S PORTFOLIO MANAGERS’ COMPENSATION AND POTENTIAL CONFLICTS OF INTEREST

The objective of Bridgeway’s compensation program is to provide pay and long-term compensation for its employees (who are all referred to as “Partners”) that is competitive with the mutual fund/investment advisory market relative to Bridgeway’s size and geographical location. Bridgeway evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.

The members of the Investment Management Team, including John Montgomery, Elena Khoziaeva and Michael Whipple, participate in a compensation program that includes base salary that is fixed annually, bonus and long-term compensation. Each member’s base salary is a function of review of market salary data for their respective role and an assessment of individual execution of responsibilities related to goals, integrity, team work, and leadership. Profit sharing bonuses are driven by company performance versus publicly traded peers and/or company profit goals, and an assessment of individual execution of responsibilities. Bridgeway’s profitability is primarily affected by a) assets under management, b) management fees, for which some mutual funds have performance based fees relative to stock market benchmarks, c) operating costs of Bridgeway and d) tax rates.

Fund performance impacts overall compensation in two broad ways. First, generally assets under management increase with positive long-term performance. An increase in assets increases total management fees and likely increases Bridgeway’s profitability (although certain funds do not demonstrate economies of scale and other funds have management fees which reflect economies of scale to shareholders). Second, some portfolios managed by Bridgeway include performance-based management fees. Should the portfolio’s performance exceed the benchmark, Bridgeway may make more total management fees and increase its profitability. On the other hand, should the portfolio’s performance lag the benchmark, Bridgeway may experience a decrease in profitability.

Finally, all Bridgeway investment management team members participate in long-term compensation programs including a 401(k) plan and ownership programs in Bridgeway. With the exception of John Montgomery, investment team members (as well as all of Bridgeway’s Partners) participate in an Employee Stock Ownership Program and Phantom Stock Program sponsored by Bridgeway. The value of this ownership is a function of Bridgeway’s profitability and growth. Bridgeway is an “S” Corporation with John Montgomery as the majority owner. Therefore, he does not participate in the ESOP, but the value of his ownership stake is impacted by Bridgeway’s profitability and growth. However, by policy of Bridgeway, John Montgomery may only receive distributions from Bridgeway in an amount equal to the taxes incurred from his corporate ownership due to the “S” corporation structure.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Bridgeway has adopted certain compliance policies and procedures that are designed to detect, prevent, or mitigate conflicts or potential conflicts of interest that may arise. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

MARSICO’S PORTFOLIO MANAGERS’ COMPENSATION AND POTENTIAL CONFLICTS OF INTEREST

The compensation package for portfolio managers of Marsico includes a base salary that is reevaluated periodically. Base salary is typically based on two primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievements and contributions benefitting the firm and/or clients. Compensation may be adjusted upward (or downward) based on similar factors, and also may include an occasional cash bonus. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation generally takes into account, among other factors, the overall performance of accounts for which the portfolio manager provides investment advisory services. Portfolio managers do not receive special consideration based solely on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees.

In addition to cash compensation, Marsico’s portfolio managers may participate in other Marsico benefits such as health insurance and retirement plans on the same basis as other Marsico employees. Marsico’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company.

As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolio risks, Marsico may evaluate a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico’s investment management team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, ability and willingness to support and train other analysts, and other considerations.

A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of Marsico make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different investment platforms, account types, opening or funding dates, cash flows, client-specific objectives or restrictions, or for other reasons. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico’s policy generally to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. Consistent with this approach, Marsico has adopted policies and procedures for allocating transactions fairly across multiple accounts over the long term. Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another over the long term. Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because Marsico advises multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of Marsico, including Marsico’s Code of Ethics.

NORTHERN CROSS’ PORTFOLIO MANAGERS’ COMPENSATION AND POTENTIAL CONFLICTS OF INTEREST

Northern Cross is paid based upon a percentage of assets under management. The Principals of the company are each participants in the net earnings after expenses.

From time to time, potential conflicts of interest may arise between the portfolio managers’ management of the investments of the International Equity Fund and the management of other client accounts. The other accounts might have similar investment objectives or strategies as the International Equity Fund, track the same index the International Equity Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the International Equity Fund. The other accounts might also have different investment objectives or strategies than the International Equity Fund. Northern Cross has adopted policies and procedures reasonably designed to treat all accounts fairly and equitably and to address the potentially adverse effect of any conflicts of interest.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the International Equity Fund. Because of the portfolio managers’ positions with the International Equity Fund, each portfolio manager knows the size, timing and possible market impact of the International Equity Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the International Equity Fund. Northern Cross has designed and implemented policies and procedures intended to mitigate these conflicts and fairly allocate investments across all client accounts. Trades are blocked and executed at a common price. Allocations of the block trade are then made pro rata to all eligible accounts within the same strategy.

Supervised Persons of Northern Cross may purchase, hold, and sell securities, for their own benefit, that could be owned by or considered potential investment opportunities for Northern Cross’ clients. Personal securities trading by “supervised persons” creates a conflict of interest. Northern Cross has put in place policies and procedures to mitigate this conflict. Personal securities transactions are addressed in Northern Cross’ Code of Ethics and monitored regularly by Northern Cross’ Compliance Team. Controls applied to personal securities trading include pre-clearance of all personal trades in reportable securities and restrictions on securities owned by or being considered for clients of Northern Cross.

When evaluating broker/dealers, Northern Cross may not always select the broker/dealer with the lowest commission rate. The primary criteria considered in selecting a broker/dealer is the ability of the broker/dealer, in Northern Cross’ opinion, to secure execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to Northern Cross on behalf of their clients.

A potential conflict of interest may arise as result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the International Equity Fund and other accounts but may not be available in sufficient quantities for both the International Equity Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the International Equity Fund and another account. Northern Cross has adopted policies and procedures designed to allocate investment opportunities on a fair and equitable basis over time. Under Northern Cross’ allocation procedures, investment opportunities are allocated among various investment strategies.

OWNERSHIP OF SECURITIES

Of the Funds’ portfolio managers, none own Fund securities. This information is current as of December 31, 2016, the end of the Fund’s most recent calendar year.

SECURITIES ACTIVITIES OF THE INVESTMENT ADVISERS

Securities held by the Trust may also be held by separate accounts or mutual funds for which SFIM or a sub-adviser, (collectively the “Investment Advisers”) acts as an adviser, some of which may be affiliated with them. Because of different investment objectives, cash flows or other factors, a particular security may be bought by an Investment Adviser for one or more of its clients, when one or more other clients are selling the same security. Pursuant to procedures adopted by the Board of Trustees, an Investment Adviser may cause a Fund to buy or sell a security from another Fund or another account. Any such transaction would be executed at a price determined in accordance with those procedures and without sales commissions. Transactions executed pursuant to such procedures are reviewed by the Board of Trustees quarterly.

If purchases or sales of securities for a Fund or other client of an Investment Adviser arise for consideration at or about the same time, transactions in such securities will be allocated as to amount and price, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of an Investment Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the opinion of the

Trustees of the Trust, however, that the benefits available to the Trust outweigh any possible disadvantages that may arise from such concurrent transactions.

On occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interests of the Trust as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by an Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

SMALL/MID CAP EQUITY FUND, BOND FUND, STOCK AND BOND BALANCED FUND, AND MONEY MARKET FUND

As described above, the Manager determines which securities to buy and sell for these Funds, selects brokers and dealers to effect the transactions, and negotiates commissions. With respect to the portion of the Small/Mid Cap Equity Fund that is not sub-advised by Bridgeway, the Manager determines which securities to buy and sell, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions in equity securities will usually be executed through brokers who will receive a commission paid by the Fund. Fixed income securities are generally traded with dealers acting as principals for their own accounts without a stated commission. The dealer’s margin is reflected in the price of the security. Money market obligations may be traded directly with the issuer. Underwritten offerings of stock may be purchased at a fixed price including an amount of compensation to the underwriter.

In placing orders for securities transactions, the Manager’s policy is to attempt to obtain the most favorable price and efficient execution available. These entities, subject to the review of the Trust’s Board of Trustees, may pay higher than the lowest possible commission on agency trades, not principal trades, to obtain better than average execution of transactions and/or valuable investment research information described below, if, in their opinion, improved execution and investment research information will benefit the performance of each of the Funds.

When selecting broker-dealers to execute portfolio transactions, the Manager considers factors including the rate of commission or size of the broker-dealer’s “spread”, the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition and general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Manager. In some cases, the Manager may use such information to advise other investment accounts that it advises. Brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Manager in providing investment advisory services to the Fund. However, all such directed brokerage will be subject to the Manager’s policy to attempt to obtain the most favorable price and efficient execution possible.

During the calendar years indicated, the Bond Fund, Stock and Bond Balanced Fund and Money Market Fund paid brokerage commissions of:

	2014	2015	2016
Bond Fund	$0	$0	$0
Stock and Bond Balanced Fund	$0	$0	$0
Money Market Fund	$0	$0	$0

EQUITY INDEX FUNDS

BFA assumes general supervision over placing orders on behalf of the Equity Index Funds for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BFA and in a manner deemed fair and reasonable to shareholders. In executing portfolio transactions and selecting brokers or dealers, BFA seeks to obtain the best overall terms available for the Equity Index Funds. In assessing the best overall terms available for any transaction, BFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the Equity Index Funds may transact business offer commission rebates to the Equity Index Funds. BFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates over 100%, although unexpected, may result in comparatively greater brokerage expenses. BFA may from time to time execute trades on behalf of and for the account of an Equity Index Fund with brokers or dealers that are affiliated with BFA. The table below sets forth the brokerage commissions paid by the Large Cap Equity Index Fund, Small Cap Equity Index Fund and the International Equity Index Fund for the calendar years reflected below:

	2014	2015	2016
Large Cap Equity Index Fund	$3,720	$3,227	$2,789
Small Cap Equity Index Fund	$1,621	$2,403	$12,765
International Equity Index Fund	$380	$133	$1,617

The Small Cap Equity Index Fund had an increase in both the shares traded and commission expense during the first three quarters of 2016 as compared to the prior five years because BFA used a greater mix of agency trades (commissioned) rather than principal trades (typically non-commissioned) for the annual Russell 2000 reconstitution. The reason for the mix shift was due to the fact that the Russell 2000 reconstitution occurred on the same day as the U.K. Brexit vote (June 24), which caused additional market liquidity pressures. The agency trades through multiple 3rd party agency market-makers offered a lower bid-ask spread (price impact) relative to BFA’s internal principal trading book.

LARGE CAP EQUITY FUND, SMALL/MID CAP EQUITY FUND AND INTERNATIONAL EQUITY FUND

In providing services to the Funds, Bridgeway determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Bridgeway may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Bridgeway or its affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account. Bridgeway seeks to mitigate this problem through a random rotation of order in the allocation of executed trades.

In providing their services to the Funds, each of Marsico, Westwood and Northern Cross strive to obtain best execution on its respective clients’ portfolio producing the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer’s ability to offer liquidity and anonymity. In some cases, when two or more brokers are in position to obtain the best price and execution, preference may be given to brokers who have provided investment research or other related services.

The Large Cap Equity Fund, the Small/Mid Cap Equity Fund and the International Equity Fund paid the following brokerage commissions during the calendar years indicated below:

	2014	2015	2016
Large Cap Equity Fund	$14,919	$12,901	$13,921
Small/Mid Cap Equity Fund	$65,060	$75,604	$70,592
International Equity Fund	$83,126	$75,325	$78,852

PORTFOLIO TURNOVER

Because of the Large Cap Equity Fund’s, Small/Mid Cap Equity Fund’s and International Equity Fund’s flexibility of investment and emphasis on growth of capital, these Funds may have greater portfolio turnover than that of mutual funds that have primary objectives of income, maintenance of a balanced investment position or replication of a securities market index. There are no fixed limitations regarding the portfolio turnover rate for either the Bond Fund or Money Market Fund, and securities initially satisfying the objectives and policies of one of these Funds may be disposed of when they are no longer deemed suitable. Consistent with each equity index Fund’s investment objective, the Large Cap, Small Cap, and International Equity Index Funds will attempt to minimize portfolio turnover. The Stock and Bond Balanced Fund’s portfolio turnover is expected to be low. The Stock and Bond Balanced Fund will purchase or sell securities to: (i) accommodate purchases and sales of its shares; (ii) change the percentages of its assets invested in each of the underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of its assets among the underlying Funds within the percentage limits described in the Prospectus.

Since short term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of a Fund’s shares and by requirements, the satisfaction of which enable the Trust to receive certain favorable tax treatment.

DETERMINATION OF NET ASSET VALUE

The net asset value of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (currently at 4:00 p.m., Eastern Time), on each day when the New York Stock Exchange is open for business. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. Shares will not be priced on days when the New York Stock Exchange is closed. The net asset value per share of a Fund is computed by dividing the difference between the value of the Fund’s assets and liabilities by the number of shares outstanding. Interest earned on portfolio securities and expenses, including fees payable to SFIM, are accrued daily.

Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the exchange on which it is traded. Equity securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. Securities traded only on over-the-counter markets generally are valued at the closing bid price. Equities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the Nasdaq Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking a NOCP, the last current reported sales price as of the time of valuation of NASDAQ, or lacking any current reported sales on NASDAQ at the time of valuation, at the most recent bid quotation on NASDAQ.

Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities.

If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at fair value as determined by one or more independent pricing services (each, a “Service”). The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. Each Service’s procedures are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

Money market instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Trustees believe the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Board of Trustees of the Trust as in the case of securities having a maturity of more than 60 days.

Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotes are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. Forward currency contracts are valued at the current cost of offsetting the contract. Because of the need to value foreign securities (other than American Depository Receipts) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the net asset value of Funds investing in foreign securities may not take place contemporaneously with the valuation of such foreign securities in such Funds. In addition, foreign securities held by the Large Cap Equity Fund, Large Cap Equity Index Fund, International Equity Fund, Small/Mid Cap Equity Fund and International Equity Index Fund may be traded actively in securities markets which are open for trading on days when those Funds do not calculate their net asset value. Accordingly, there may be occasions when the Large Cap Equity Fund, Large Cap Index Fund, Small/Mid Cap Equity Fund, International Equity Fund or International Equity Index Fund do not calculate their respective net asset value but when the value of such Funds’ portfolio securities are affected by such trading activity. The Funds monitor for significant events in foreign markets. A Fund may price a non-U.S. security it holds at a fair value determined according to procedures adopted by the Board of Trustees if it appears that the value of the security has been materially affected by events occurring between the close of the primary market or exchange on which the security is traded and the time for computing net asset value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. The effect of this will be that NAV will not be based on the last quoted price on the security, but on a price which the Board of Trustees or its delegate believes reflects the current and true price of the security.

The Trust’s Board of Trustees has adopted procedures to value non-U.S. securities (“foreign securities”). The procedures require foreign securities to be fair valued in certain circumstances using prices provided by a third-party pricing service. The Manager fair values foreign securities on valuation days when the closing prices for such securities are determined not to reflect the market value of such securities as of the time a Fund computes its

NAVs. The Manager uses systematic and objective standards to determine when the closing prices of the foreign securities do not reflect the market value of such securities.

Exchange listed options that are written or purchased by a Fund are valued on the primary exchange on which they are traded. Over-the-counter options written or purchased by a Fund are valued based upon prices provided by market-makers in such securities. Exchange-traded financial futures contracts are valued at their settlement price established each day by the board of trade or exchange on which they are traded.

All of the assets of the Money Market Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board of Trustees of the Trust has determined this to be in the best interests of the Money Market Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objectives, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s net asset value might still decline.

TAXES

GENERAL TAX INFORMATION

The Trust intends that each of the Funds will continue to qualify as a regulated investment company under the Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). If each Fund continues to qualify as a regulated investment company and distributes substantially all of its net income and gains to its shareholders (which the Trust intends to do), then, under the provisions of Subchapter M, each Fund should have little or no income taxable to it under the Code.

Each Fund of the Trust must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund’s gross income must be derived from dividends, interest, certain payments with respect to securities loans and gains from the sale or disposition of stocks, certain securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities, or currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the fair market value of the Fund’s total assets must consist of cash and cash items, government securities, securities of other regulated investment companies and other securities, and no more than 5% of the value of the total assets of the Fund may consist of such other securities of any one issuer and the Fund must not hold more than 10% of the outstanding voting securities of any such issuer, and (b) the Fund must not invest more than 25% of the value of its total assets in (i) the securities of any one issuer (other than government securities or the securities of other regulated investment companies), (ii) the securities (other than securities of other regulated investment companies) of two or more issuers which the Fund controls, or (iii) the securities of one or more qualified publicly traded partnerships.

In addition, each Fund of the Trust generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and net short-term capital gain, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If a Fund failed to qualify as a regulated investment company for federal income tax purposes or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code in the case of corporate shareholders.

In order to maintain the qualification of a Fund’s status as a regulated investment company, the Trust may, in its business judgment, restrict a Fund’s ability to invest in certain financial instruments. For the same reason, the Trust may, in its business judgment, require a Fund to maintain or dispose of an investment in certain types of financial instruments beyond the time when it might otherwise be advantageous to do so.

Each of the Funds also intends to comply with section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts (such as the Accounts (as defined below)) that are used to fund benefits under variable life insurance and variable annuity contracts. These requirements are in addition to the requirements of subchapter M and of the Investment Company Act of 1940, and may affect the securities in which a Fund may invest. In order to comply with the current or future requirements of section 817(h) (or related provisions of the Code), the Trust may be required, for example, to alter the investment objectives of one or more of the Funds. No such change of investment objectives will take place without notice to the shareholders of an affected Fund, the approval of a majority of the outstanding voting shares, and the approval of the SEC, to the extent legally required.

FOREIGN INVESTMENTS

Funds investing in foreign securities or currencies (including the Money Market Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Large Cap Equity Index Fund, and International Equity Index Fund) may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding on dividends and interest, if any, is generally at rates between 10% and 35%. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. Owners of variable universal life insurance and variable deferred annuity contracts investing in such Fund will bear the costs of any foreign tax, but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Funds investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes and interest charges, and the investment yield of a Fund making such investments will be reduced by these taxes and interest charges. Owners of variable universal life insurance policies and variable deferred annuity contracts investing in such Funds will bear the cost of these taxes and interest charges.

ADDITIONAL TAX CONSIDERATIONS

If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Fund’s current or accumulated earnings and profits. Owners of variable universal life insurance and deferred annuity contracts that have invested in such a Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Fund failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable universal life insurance and deferred annuity contracts which have invested in the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Funds’ investment advisers, and it is intended that each Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return achieved by a Fund, because, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund’s investment adviser might otherwise believe to be desirable.

In addition to the income tax requirements discussed above, some of the Funds are subject to a 4% excise tax on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. Generally, the required distribution is the sum of 98% of a Fund’s net investment income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending October 31. Each Fund, other than the Stock and Bond Balanced Fund, intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax. The Stock and Bond Balanced Fund, Large Cap Equity Index Fund, Bond Fund, and Money Market Fund are not subject to the 4% excise tax.

The discussion of “Taxes” in the Prospectus and the foregoing discussion of federal income tax consequences is a general and abbreviated summary based on tax laws and regulations in effect on the date of the Prospectus. Tax law is subject to change by legislative, administrative or judicial action. Each prospective investor should consult his or her own tax adviser as to the tax consequences of investments in the Funds. For information concerning the federal income tax consequences to the owners of variable universal life insurance and deferred annuity contracts, see the prospectuses for the contracts.

OFFERING AND PURCHASE OF SHARES

Management Corp. acts as the Trust’s underwriter in the distribution of the shares of each Fund.

Shares of the Funds are sold in a continuous offering and are authorized to be offered to certain registered separate accounts (the “Accounts”) of State Farm Life Insurance Company and State Farm Life and Accident Assurance Company (together, “State Farm”) to support certain variable deferred annuity contracts and variable universal life insurance contracts offered by State Farm (together, the “Contracts”). Net purchase payments under the Contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the Fund corresponding to that subaccount. The Accounts purchase and redeem shares of the Funds for their subaccounts at net asset value without sales or redemption charges.

For each day on which a Fund’s net asset value is calculated, the Accounts transmit to the Trust any orders to purchase or redeem shares of the Fund(s) based on the purchase payments, redemption (surrender) requests, and transfer requests from Contract owners, annuitants and beneficiaries that have been processed that day. In accordance with the federal securities laws, accounts purchase and redeem shares of each Fund at the Fund’s net asset value per share calculated as of that same day although such purchases and redemptions may be executed the next morning.

Please refer to the separate prospectuses for the Contracts and the Accounts for a more detailed description of the procedures whereby a Contract owner, annuitant or beneficiary may allocate his or her interest in the Account to a subaccount using the shares of one of the Funds as an underlying investment medium.

In the future, the Trust may offer shares of one or more of the Funds (including new funds that might be added to the Trust) to other registered or unregistered separate accounts of State Farm or its life insurance company affiliates to support variable annuity or variable life insurance contracts (other than the Contracts). Likewise, the Trust may also, in the future and subject to obtaining required regulatory approvals, offer shares of one or more of the Funds directly to qualified pension and retirement plans.

Because shares of the Funds are offered to Accounts supporting variable deferred annuity Contracts and Accounts supporting variable universal life insurance Contracts, a potential for certain conflicts may exist between the interests of owners of variable deferred annuity Contracts and owners of variable universal life insurance Contracts. Likewise, in the event that shares of any Fund are offered to qualified pension and retirement plans, a potential for certain conflicts may exist between the interests of variable deferred annuity contract owners, variable universal life insurance contract owners and plan participants. The Trust does not currently foresee any disadvantage to owners of either variable deferred annuity Contracts or variable universal life insurance Contracts arising from the fact that shares of any Fund might be held by such entities. The Trust’s Board of Trustees, however, will monitor the Funds in order to identify any material irreconcilable conflicts of interest which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.

REDEMPTION OF SHARES

Shares are redeemed at the net asset value per share next determined after the receipt of proper notice of redemption. Payment for redeemed shares will generally occur within seven days of receipt of a proper notice of redemption. The Trust reserves the right to redeem shares in kind. The right to redeem shares or to receive payment with respect to any redemption may be suspended for any period during which trading on the New York Stock Exchange is restricted as determined by the Commission or when such Exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the Commission, which makes disposal of a Fund’s securities or determination of the net asset value of a Fund not reasonably practicable, and for any other periods as the Commission may by order permit for the protection of shareholders of the Fund.

DIVIDENDS AND DISTRIBUTIONS

It is the Trust’s intention to distribute substantially all the net investment income, if any, of a Fund. Dividends from net investment income of a Fund will be paid at least annually and distributions from net realized capital gains will be paid at least annually; all dividends and distributions will be reinvested in additional full and fractional shares of that Fund. Shares will begin accruing dividends on the day following the date on which the shares are issued, the date of issuance customarily being the “settlement” date.

ADDITIONAL INFORMATION

SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

Pursuant to an underwriting agreement, Management Corp. serves as the principal underwriter for the Trust. For its services as principal underwriter, Management Corp. receives no compensation. As described more fully above, shares of each Fund are sold in a continuous offering and are authorized to be offered to the Accounts to support the Contracts.

CUSTODIANS

JPMorgan Chase Manhattan Bank, North American Insurance Securities Services, 3 Chase MetroTech Center, 5th Floor, Brooklyn, New York 11245 (“JPMorgan Chase”), acts as custodian of the assets of the Money Market Fund, Bond Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, and Stock and Bond Balanced Fund. Under its custody agreement with the Trust, JPMorgan Chase maintains the portfolio securities acquired by the Money Market, Bond, Large Cap Equity, Small/Mid Cap Equity and Stock and Bond Balanced Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of these Funds, and performs such other ministerial duties as are included in the custody agreement, a copy of which is on file with the Commission. State Street Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 (“State Street”), is the Trust’s custodian for the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, the International Equity Index Fund and the International Equity Fund. Under its custody agreement with the Trust, State Street maintains the portfolio securities acquired by these Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of this Fund, and performs such other ministerial duties as are included in the custody agreement, a copy of which is on file with the Commission.

JPMorgan Chase and State Street (the “custodians”) may hold securities of the Funds in amounts sufficient to cover put and call options written on futures contracts in a segregated account by transferring (upon the Trust’s instructions) assets from a Fund’s general (regular) custody account. The custodians also will hold certain assets of certain of the Funds constituting margin deposits with respect to financial futures contracts at the disposal of FCMs through which such transactions are effected. SFIM performs fund accounting services, including the valuation of portfolio securities and the calculation of net asset value, for each of the Funds other than the International Equity Index and International Equity Funds. State Street performs fund accounting services for the International Equity Index and International Equity Funds.

CODE OF ETHICS

SFIM intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with SFIM, Management Corp., and the Trust avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets.

The Board of Trustees of the Trust has adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code of Ethics, who include the Trust’s officers and Trustees and the employees of SFIM and Management Corp. The Sub-Advisers have adopted similar Codes of Ethics relating to their employees, and the Board of Trustees of the Trust has adopted each sub-adviser’s Code of Ethics insofar as they relate to their employees’ activities in connection with the Trust. The Board of Trustees believes that the provisions of its and its Sub-Advisers’ Codes of Ethics are reasonably designed to prevent subscribers from engaging in conduct that violates these principles. Subscribers to the Trust’s and its sub-advisers’ Codes of Ethics may invest in securities, including securities that may be purchased or held by a Fund.

PROXY VOTING POLICIES

The Trust has adopted SFIM’s proxy voting policies and procedures as the proxy voting policies and procedures for the Trust in accordance with applicable rules under the 1940 Act.

SFIM adopted and implemented its proxy voting policies and procedures to reasonably ensure that proxies are voted in the best interests of its clients, including the Funds, in accordance with SFIM’s fiduciary duties and in accordance with applicable rules under the Investment Advisers Act of 1940. SFIM’s proxy voting policies and procedures set forth its general voting philosophies, including its procedures for addressing any conflicts of interest that may arise.

SFIM has retained Sub-advisers to manage, under SFIM’s supervision and direction, portfolio securities of the corresponding Fund or Funds in the table below.

Sub-adviser	Fund
BFA	Large Cap Equity Index Fund Small Cap Equity Index Fund International Equity Index Fund
Bridgeway	Large Cap Equity Fund Small/Mid Cap Equity Fund
Westwood	Large Cap Equity Fund
Marsico	International Equity Fund
Northern Cross	International Equity Fund

Each Sub-adviser has discretion to vote proxies related to the portfolio securities that it manages. SFIM has reviewed and approved each Sub-adviser’s Proxy Voting Guidelines and will review any amendments to those guidelines, which shall be utilized with respect to the portfolio securities managed by the Sub-adviser.

Except for the proxy voting policies and procedures of BFA, which are described below, SFIM’s and each Sub-adviser’s proxy voting policies and procedures are attached as a separate Appendix to this SAI.

Summary of BFA Proxy Voting Policies and Procedures

1.a) Proxy Policy—How conflicts are handled

BlackRock, the indirect parent company of BFA, maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

i.	BlackRock has adopted a proxy voting oversight structure whereby the Investment Stewardship Committees oversee the voting decisions and other activities of the Global Investment Stewardship

Group, and particularly its activities with respect to voting in the relevant region of each committee’s jurisdiction.

ii.	The Investment Stewardship Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Investment Stewardship Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process. In addition, the Committee receives periodic reports regarding the specific votes cast by the Investment Stewardship Group and regular updates on material process issues, procedural changes and other matters of concern to the Committee.

iii.	BlackRock’s Global Investment Stewardship Committee oversees the Global Head, the Investment Stewardship Group and the Investment Stewardship Committees. The Global Investment Stewardship Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

iv.	BlackRock maintains a reporting structure that separates the Global Head and Investment Stewardship Group from employees with sales responsibilities. In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Investment Stewardship Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met. The Global Head or Investment Stewardship Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

v.	In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by its clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on BlackRock’s evaluation of this relationship, BlackRock believes that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

1.b) Proxy Policy—Cost/Benefit of voting

BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Investment Stewardship Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if it is determined that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the issuer’s proposal.

1.c) Proxy Policy—Use of external vendors

BlackRock’s Investment Stewardship (“BIS”) team makes all proxy voting decisions in-house for shareholder meetings in the US, Canada, Australia and New Zealand, using BlackRock’s internally-developed market-specific proxy voting guidelines. For proxy voting in other countries, BlackRock makes the voting decisions in-house for complex or contentious proposals using its internally-developed international voting guidelines, and BlackRock leverages the capabilities of ISS, a leading proxy advisory firm, to make vote recommendations for straightforward proposals by applying these same guidelines. In making its voting decisions, BlackRock uses research and other data services from several proxy advisory firms, including ISS, PIRC, IVIS, Governance Visions and Glass Lewis.

BlackRock uses the ISS ProxyExchange platform for the receipt and execution of proxy ballots, the execution of proxy votes to the appropriate downstream intermediary, and the recordkeeping and reporting of proxy votes.

In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.

1.d) Proxy Policy—Committee responsibilities

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the “Investment Stewardship Group”), and which is considered an investment function. BlackRock maintains three regional oversight committees (“Investment Stewardship Committees”) for the Americas, Europe, the Middle East and Africa (EMEA) and Asia-Pacific, consisting of senior BlackRock investment professionals. All of the regional Investment Stewardship Committees report to a Global Investment Stewardship Oversight Committee, which is a risk-focused committee composed of senior representatives of the active and index equity investment businesses, the Deputy General Counsel, the Global Executive Committee member to whom the Investment Stewardship Group reports and the head of the Investment Stewardship Group. The Investment Stewardship Committees review and approve amendments to their respective proxy voting guidelines (“Guidelines”) and grant authority to the Global Head of Investment Stewardship (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads the Investment Stewardship Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Investment Stewardship Committee’s mandate. The Investment Stewardship Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Investment Stewardship Group, or vendors overseen by the Investment Stewardship Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Investment Stewardship Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Investment Stewardship Committees for their review, discussion and guidance prior to making a voting decision. BlackRock’s Equity Policy Oversight Committee (EPOC) is informed of certain aspects of the work of the Global Investment Stewardship Oversight Committee and the Investment Stewardship Group.

1.e) Proxy Policy—Identification of who had ultimate voting responsibility

At BlackRock, voting is an essential part of its efforts to protect and enhance shareholder value. It’s the most broad-based form of engagement BlackRock has with companies, and it enables investors to provide feedback to the board while encouraging board members and management teams to consider and address investor concerns.

BlackRock tends to enter into a private dialogue with company management and board members where BlackRock has concerns. As a long-term investor, BlackRock is keen to build constructive relationships with companies, and it believes this is more likely to occur if BlackRock allows them time to address governance issues before it escalates to voting against management recommendations. BlackRock does not disclose either publicly or privately in advance of a meeting how it has voted or intends to vote. The one exception is that in markets where it is expected, BlackRock will privately advise the company when it intends to vote against management resolutions, to ensure that management understands the reason for BlackRock’s vote against and the change BlackRock expects of them.

1.f) Proxy Policy—Recordkeeping policy for voting

The proxy voting and engagement records are centralized within the ISS platform for BlackRock globally, allowing for efficient workflow distribution and record keeping across BlackRock’s global team of corporate governance and responsible investing experts.

Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-702-2307 and on the SEC’s website at “http://www.sec.gov”.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP acts as independent registered public accounting firm for the Trust. Its offices are at One North Wacker Drive, Chicago, Illinois 60606. PricewaterhouseCoopers LLP performs audits of the financial statements of the Trust annually and reviews the federal and state tax returns and performs other services as requested by the Audit Committee of the Trust.

SHARES

The Trust was organized as a business trust pursuant to the laws of the State of Delaware on February 21, 1997. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Trust’s Funds. There are currently nine series of shares.

Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

State Farm Life Insurance Company provided the initial capital for the Trust by purchasing $15,000,000, $30,000,000, $54,000,000, $10,000,000, and $10,000,000 of shares in the Large Cap Equity Index, Small Cap Equity Index, International Equity Index, Bond, and Money Market Funds, respectively. Such shares were acquired for investment and can only be disposed of by redemption.

As of April 3, 2017, State Farm Life Insurance Company owned the following percentages of the Funds’ outstanding shares:

FUND	%
Money Market Fund	0
Bond Fund	0
Large Cap Equity Index Fund	0
Small Cap Equity Index Fund	14.42
International Equity Index Fund	37.25
Stock and Bond Balanced Fund	0
Large Cap Equity Fund	68.21
Small/Mid Cap Equity Fund	74.78
International Equity Fund	82.74

All shares of the Funds other than those owned by State Farm Life Insurance Company are owned of record by the separate accounts underlying the Contracts. No person other than State Farm Life Insurance Company was known to own beneficially 5% or more of the outstanding shares of any Fund. The Trustees and officers of the Trust, as a group, own less than 1% of any series of the Trust.

POTENTIAL CONFLICTS OF INTEREST

SFIM

The Manager’s portfolio managers manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts and separate accounts. The “side-by-side” management of these accounts by the Manager’s portfolio managers may raise potential conflicts of interest related to the allocation of investment opportunities and the aggregation and allocation of securities trades. The Manager’s portfolio managers make investment decisions for each account based on the account’s objective, strategies and other relevant investment considerations applicable to that account, including the account’s cash flows. Even where multiple accounts with similar investment objectives and strategies are managed by the same portfolio manager, the Manager may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account for various reasons, such as different cash flows in the accounts. Accordingly, the performance of each account managed by a portfolio manager of the Manager may vary.

The Manager has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Manager has developed trade allocation procedures to ensure that no one client account, regardless of type, is intentionally favored at the expense of another client in the trade allocation process. These allocation policies are designed to address potential conflicts of interests in situations where two or more funds or accounts participate in an investment decision involving the same securities. The Manager conducts periodic reviews of aggregated trades for consistency with these policies. In addition, the Manager has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and an affiliated person of that Fund, including an affiliated person which is a client account of the Manager.

BFA

The PNC Financial Services Group, Inc. (“PNC”), has a significant economic interest in BlackRock, Inc., the parent of BFA, the investment sub-adviser to the Large Cap, Small Cap and International Equity Index Funds (together referred to as the “equity index Funds”). PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the equity index Funds and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of an equity index Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the equity index Funds. These are considerations of which investors in the equity index Funds should be aware, and which may cause conflicts of interest that could disadvantage one or more of these Funds and its/their shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by an equity index Fund.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of an equity index Fund and/or that engage in transactions in the same types of securities, currencies and instruments as an equity index Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which an equity index Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which an equity index Fund invests, which could have an adverse impact on an equity index Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of an equity index Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by an equity index Fund. When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, including an equity index Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for an equity index Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of an equity index Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding an equity index Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for an equity index Fund, market impact, liquidity constraints, or other factors could result in an equity index Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the equity index Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause an equity index Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding an equity index Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by an equity index Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by an equity index Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which an equity index Fund has invested, and those activities may have an adverse effect on the equity index Fund. As a result, prices, availability, liquidity and terms of an equity index Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for an equity index Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of an equity index Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by an equity index Fund. Moreover, it is possible that an equity index Fund will sustain losses during periods in which one or more Affiliates-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for an equity index Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, an equity index Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of an equity index Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of an equity index Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of an equity index Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing an equity index Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing an equity index Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of a BlackRock Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in an equity index Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of an equity index Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the SEC, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the equity index Fund, and such party may have no incentive to assure that the equity Index Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by an equity index Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which an equity index Fund invests or which may be based on the performance of the equity index Fund. An equity index Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of an equity index Fund.

At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of an equity index Fund. To the extent affiliated transactions are permitted, an equity index Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by an equity index Fund. An equity index Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for an equity index Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel. Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the equity index Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the equity index Funds or their shareholders will be required, and no fees or other compensation payable by the equity index Funds or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the equity index Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the equity index Funds. An equity index Fund will be required to establish business relationships with its counterparties based on the equity index Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with an equity index Fund’s establishment of its business relationships, nor is it expected that an equity index Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating an equity index Fund’s creditworthiness.

Purchases and sales of securities for an equity index Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the equity index Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the equity index Funds. In addition, under certain circumstances, the equity index Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the equity index Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the equity index Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the equity index Funds based on the amount of brokerage commissions paid by the equity index Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the equity index Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock also may enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the equity index Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the equity index Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies.”

It is possible that an equity index Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. An equity index Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of an equity index Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for an equity index Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit an equity index Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for an equity index Fund.

BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of the equity index Funds. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the equity index Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the equity index Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the equity index Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by an equity index Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the equity index Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to an equity index Fund’s pricing vendors and/or fund accountants, there may be instances where the equity index Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

To the extent permitted by applicable law, an equity index Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, an equity index Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in an equity index Fund bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of an equity index Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for an equity index Fund. To lessen the possibility that an equity index Fund will be adversely affected by this personal trading, the equity index Funds, and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the equity index Funds’ portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, an equity index Fund, except that the equity index Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the equity index Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the equity index Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the equity index Fund to purchase and another client of BlackRock to sell, or the equity index Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of an equity index Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the equity index Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the equity index Funds wish to purchase or sell. However, if permitted by applicable law, the equity index Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the equity index Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the equity index Funds or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the equity index Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the equity index Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

VOTING RIGHTS

Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which the holder of that share is entitled to vote. Only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners of variable deferred annuity or variable universal life insurance contracts having shares representing more than 50% of the assets of the Trust voting for the election of Trustees could elect all of the Trustees of the Trust if they choose to do so, and in such event, contract owners or plan participants having voting interests in the remaining shares would not be able to elect any Trustees.

Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting interests of that Fund vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting interests of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting interests of the Trust.

Whenever the Trust convenes a shareholder meeting, State Farm will ask owners of variable life insurance contracts and variable annuity contracts issued by State Farm (“Contractowners”) to provide voting instructions to State Farm regarding matters to be voted on at the meeting. All shares of the Trust owned by the Accounts will be voted by State Farm at the meeting in accordance with voting instructions received from Contractowners. State Farm will vote all such shares for, against, or abstaining in the same proportion as the voting instructions given by the Contractowners on the issues presented, a process referred to as “mirror” voting. With mirror voting, Contractowners who indirectly own less than 50% of a Fund’s shares and who provide voting instructions to State Farm can determine the outcome of a matter to be addressed at the shareholder meeting.

OTHER INFORMATION

This SAI and the Prospectus for the Trust do not contain all the information set forth in the registration statement and exhibits relating thereto (the “Registration Statement”), which the Trust has filed with the Commission, to which reference is hereby made.

AUDITED FINANCIAL STATEMENTS

The audited financial statements for the Trust for the fiscal year ended December 31, 2016, are incorporated herein by reference from the Trust’s annual report to shareholders dated December 31, 2016.

APPENDIX A

Description of Bond Ratings

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).

Ratings By Moody’s

Aaa—Bonds rated Aaa are judged to be the best quality, with minimal credit risk. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards and are subject to very low credit risk. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations and are subject to low credit risk. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations and are subject to moderate credit risk. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B are considered speculative and are subject to high credit risk. They generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing and are subject to very high credit risk. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Such bonds are often in default or have other marked shortcomings.

C—Bonds rated C are the lowest rated class of bonds and are typically in default. Bonds rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. The designation “Con.” followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

Municipal Notes:

Moody’s employs the following three rating categories for short-term municipal obligations that are considered investment grade:

MIG 1. This designation denotes superior credit quality. There is present excellent protection by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

Commercial Paper:

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1            Highest Quality

Prime-2            Higher Quality

Prime-3            High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

S&P RATINGS

AAA—Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB—B—CCC—CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C—The rating C is reserved for income bonds on which obligations are currently highly vulnerable to nonpayment.

D—An obligation rated D is in payment default.

In order to provide more detailed indications of credit quality, most of the S&P’s bond letter ratings described above from AA to CCC may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

Provisional Ratings. The letters “pr” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:

SP-1.    Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.

SP-2.    Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

—	Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

—	Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper:

S&P’s short-term ratings are used to evaluate commercial paper.

A.    Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

A-1.    This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

APPENDIX B

SFIM’s Proxy Voting Policies

State Farm Investment Management Corp.

Proxy Voting Policies and Procedures

I. Introduction

State Farm Investment Management Corp. (“SFIMC”) has adopted and implemented these Proxy Voting Policies and Procedures to reasonably ensure that proxies are voted in the best interest of SFIMC’s clients, in accordance with SFIMC’s fiduciary duties and in accordance with applicable SEC Rules under the Investment Adviser Act of 1940.

SFIMC is the investment adviser for the State Farm Variable Product Trust (the “VP Trust”), the State Farm Mutual Fund Trust (the “Mutual Fund Trust”) and the State Farm Associates’ Funds Trust (the “Associates’ Trust”) (collectively the “Trusts”), each of which has multiple series (“Funds”). As set forth below, SFIMC has retained under its supervision and direction sub-advisers to manage certain Funds of the VP Trust and the Mutual Fund Trust.

SFIMC and its sub-advisers vote the proxies of securities held by certain Funds with the intention of promoting the greatest long-term shareholder value consistent with governing laws and the investment policies of each Fund.

II. State Farm Variable Product Trust

A.	Large Cap Equity Index Fund, Small Cap Equity Index Fund and International Equity Index Fund

SFIMC has retained BlackRock Fund Advisors, Inc. (“BlackRock”) as sub-adviser to manage, under SFIMC’s supervision and direction, the Large Cap Equity Index Fund, the Small Cap Equity Index Fund and the International Equity Index Fund series of the VP Trust and to vote the proxies of securities held by those Funds.

Pursuant to its Proxy Voting Guidelines, BlackRock votes proxies solely in the best economic interests of its clients. BlackRock’s Proxy Voting Guidelines set forth specific issues on which votes will be made on a case by case basis, or which are generally approved or opposed. BlackRock generally supports measures which encourage boards of directors to fulfill their primary responsibility to represent the economic interests of shareholders and views independent boards as a key protection for shareholder value. BlackRock also generally supports proposals that promote auditor independence and foster good corporate governance. BlackRock’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing BlackRock’s independent business judgment on how to vote on specific proxy issues. In certain instances, BlackRock may engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest.

SFIMC has reviewed and approved BlackRock’s Proxy Voting Guidelines and shall continually review any amendments to those guidelines, which shall be utilized with respect to the Large Cap Equity Index Fund, the Small Cap Equity Index Fund and the International Equity Index Fund series of the VP Trust.

B.	Large Cap Equity Fund

SFIMC has retained Westwood Management Corp. (“Westwood”) and Bridgeway Capital Management, Inc. (“Bridgeway”) as its sub-advisers to manage, under SFIMC’s supervision and direction the Large Cap Equity Fund series of the VP Trust and to vote proxies of securities held by the Fund that they manage.

Pursuant to its Proxy Voting Guidelines, Westwood votes proxies solely in the best economic interests of its clients. Westwood has engaged Broadridge for assistance with the proxy voting process and also engaged Glass

Lewis & Co. (“Glass Lewis”) for assistance with proxy research, analysis and voting recommendations. Westwood will ordinarily vote proxies in the manner recommend by Glass Lewis, but will vote differently than Glass Lewis’ recommendation if Westwood believes that it is in the best interest of its clients. Westwood’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any conflict of interest from influencing Westwood’s responsibility to vote proxies in the best interest of its clients.

Bridgeway has engaged Institutional Shareholder Services (“ISS”), a third party proxy voting agent, to research proxy proposals, provide vote recommendations and vote proxies on behalf of the firm. Bridgeway has, with limited exceptions relating to the election of directors, adopted the ISS Social Advisory Services SRI U.S. Proxy Voting Guidelines (“SRI Guidelines”) for all domestic U.S. proxy issues and the ISS Social Advisory Services SRI International Proxy Voting Guidelines (“SRI International Guidelines”) for all non-domestic proxy issues. In cases where the SRI Guidelines do not address a specific proxy proposal, Bridgeway adopted the ISS U.S. Corporate Governance Policy (“Standard Guidelines”) and instructed ISS to vote in accordance with the Standard Guidelines. To the extent the SRI Guidelines, SRI International Guidelines and the Standard Guidelines do not address a proxy proposal but ISS has done research to address the issue, ISS will vote proxies in the best interest of Bridgeway’s clients. Bridgeway’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Bridgeway’s responsibility to vote proxies in the best interests of its clients.

SFIMC has reviewed and approved the Proxy Voting Guidelines of Westwood and Bridgeway and shall continually review any amendments to those guidelines, which shall be utilized with respect to the Large Cap Equity Fund series of the VP Trust.

C.	International Equity Fund

SFIMC has retained Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”) as its sub-advisers to manage, under SFIMC’s supervision and direction the International Equity Fund series of the VP Trust and to vote proxies of securities held by the Fund that they manage.

Pursuant to its Proxy Voting Guidelines, Marsico votes proxies solely in the best economic interests of its clients. Marsico generally seeks in companies selected for client portfolios good management teams that generally seek to serve shareholder interests. Therefore, Marsico believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams. In certain circumstances, Marsico’s vote-by-vote analysis of proxy proposals could lead it to conclude that it should vote against certain management recommendations or to abstain from voting when doing so appears consistent with the best interests of clients. Marsico’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any conflict of interest from influencing Marsico’s responsibility to vote proxies in the best interest of its clients.

Pursuant to its Proxy Voting Guidelines, Northern Cross votes proxies solely in the best interests of its clients. Northern Cross engaged Boston Investor Services, Inc. for processing of proxies. Northern Cross will generally vote in favor of management for routine corporate governance issues. Northern Cross will generally vote in favor of management for non-routine corporate governance issues unless voting with management would limit shareholder rights or have a negative impact on shareholder value. Northern Cross may also not vote proxies if voting would be burdensome or expensive or otherwise not in the best interest of clients. Northern Cross’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any conflict of interest from influencing Northern Cross’s responsibility to vote proxies in the best interest of its clients.

SFIMC has reviewed and approved the Proxy Voting Guidelines of Marsico and Northern Cross and shall continually review any amendments to those guidelines, which shall be utilized with respect to the International Equity Fund series of the VP Trust.

D.	Small/Mid Cap Equity Fund

SFIMC has retained Bridgeway Capital Management, Inc. (“Bridgeway”) as sub-adviser to manage, under SFIMC’s supervision and direction, part of the Small/Mid Cap Equity Fund series of the VP Trust and to vote the proxies of securities held by the Fund that Bridgeway manages. SFIMC manages the remaining portion of the Fund.

SFIMC votes any proxies for the portion of the Small/Mid Cap Equity Fund series of the VP Trust that SFIMC manages in the best interests of that Fund’s shareholders, pursuant to the SFIMC’s policies and procedures set forth in Section V below.

Bridgeway has engaged Institutional Shareholder Services (“ISS”), a third party proxy voting agent, to research proxy proposals, provide vote recommendations and vote proxies on behalf of the firm. Bridgeway has, with limited exceptions relating to the election of directors, adopted the ISS Social Advisory Services SRI U.S. Proxy Voting Guidelines (“SRI Guidelines”) for all domestic U.S. proxy issues and the ISS Social Advisory Services SRI International Proxy Voting Guidelines (“SRI International Guidelines”) for all non-domestic proxy issues. In cases where the SRI Guidelines do not address a specific proxy proposal, Bridgeway adopted the ISS U.S. Corporate Governance Policy (“Standard Guidelines”) and instructed ISS to vote in accordance with the Standard Guidelines. To the extent the SRI Guidelines, SRI International Guidelines and the Standard Guidelines do not address a proxy proposal but ISS has done research to address the issue, ISS will vote proxies in the best interest of Bridgeway’s clients. Bridgeway’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Bridgeway’s responsibility to vote proxies in the best interests of its clients.

SFIMC has reviewed and approved the Proxy Voting Guidelines of Bridgeway and shall continually review any amendments to those guidelines, which shall be utilized with respect to the Small/Mid Cap Equity Fund.

E.	Stock and Bond Balanced Fund

SFIMC votes any proxies for the Stock and Bond Balanced Fund series of the VP Trust in the best interests of that Fund’s shareholders, pursuant to the SFIMC’s policies and procedures set forth in Section V below.

III. State Farm Mutual Fund Trust

A.	State Farm International Equity Fund

SFIMC has retained Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”) as its sub-advisers to manage, under SFIMC’s supervision and direction the International Equity Fund series of the Mutual Fund Trust and to vote proxies of securities held by the Fund that they manage.

Pursuant to its Proxy Voting Guidelines, Marsico votes proxies solely in the best economic interests of its clients. Marsico generally seeks in companies selected for client portfolios good management teams that generally seek to serve shareholder interests. Therefore, Marsico believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams. In certain circumstances, Marsico’s vote-by-vote analysis of proxy proposals could lead it to conclude that it should vote against certain management recommendations or to abstain from voting when doing so appears consistent with the best interests of clients. Marsico’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any conflict of interest from influencing Marsico’s responsibility to vote proxies in the best interest of its clients.

Pursuant to its Proxy Voting Guidelines, Northern Cross votes proxies solely in the best interests of its clients. Northern Cross engaged Boston Investor Services, Inc. for processing of proxies. Northern Cross will generally vote in favor of management for routine corporate governance issues. Northern Cross will generally vote in favor of management for non-routine corporate governance issues unless voting with management would limit shareholder rights or have a negative impact on shareholder value. Northern Cross may also not vote proxies if voting would be burdensome or expensive or otherwise not in the best interest of clients. Northern Cross’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any conflict of interest from influencing Northern Cross’s responsibility to vote proxies in the best interest of its clients.

SFIMC has reviewed and approved the Proxy Voting Guidelines of Marsico and Northern Cross and shall continually review any amendments to those guidelines, which shall be utilized with respect to the International Equity Fund series of the Mutual Fund Trust.

B.	State Farm Equity Fund

SFIMC has retained Westwood Management Corp. (“Westwood”) and Bridgeway Capital Management, Inc. (“Bridgeway”) as its sub-advisers to manage, under SFIMC’s supervision and direction the Equity Fund series of the Mutual Fund Trust and to vote proxies of securities held by the Fund that they manage.

Pursuant to its Proxy Voting Guidelines, Westwood votes proxies solely in the best economic interests of its clients. Westwood has engaged Broadridge for assistance with the proxy voting process and also engaged Glass Lewis & Co. (“Glass Lewis”) for assistance with proxy research, analysis and voting recommendations. Westwood will ordinarily vote proxies in the manner recommend by Glass Lewis, but will vote differently than Glass Lewis’ recommendation if Westwood believes that it is in the best interest of its clients. Westwood’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any conflict of interest from influencing Westwood’s responsibility to vote proxies in the best interest of its clients.

Bridgeway has engaged Institutional Shareholder Services (“ISS”), a third party proxy voting agent, to research proxy proposals, provide vote recommendations and vote proxies on behalf of the firm. Bridgeway has, with limited exceptions relating to the election of directors, adopted the ISS Social Advisory Services SRI U.S. Proxy Voting Guidelines (“SRI Guidelines”) for all domestic U.S. proxy issues and the ISS Social Advisory Services SRI International Proxy Voting Guidelines (“SRI International Guidelines”) for all non-domestic proxy issues. In cases where the SRI Guidelines do not address a specific proxy proposal, Bridgeway adopted the ISS U.S. Corporate Governance Policy (“Standard Guidelines”) and instructed ISS to vote in accordance with the Standard Guidelines. To the extent the SRI Guidelines, SRI International Guidelines and the Standard Guidelines do not address a proxy proposal but ISS has done research to address the issue, ISS will vote proxies in the best interest of Bridgeway’s clients. Bridgeway’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Bridgeway’s responsibility to vote proxies in the best interests of its clients.

SFIMC has reviewed and approved the Proxy Voting Guidelines of Westwood and Bridgeway and shall continually review any amendments to those guidelines, which shall be utilized with respect to the Equity Fund series of the Mutual Fund Trust.

C.	State Farm Small/Mid Cap Equity Fund

SFIMC has retained Bridgeway as sub-adviser to manage, under SFIMC’s supervision and direction, part of the State Farm Small/Mid Cap Equity Fund series of the Mutual Fund Trust and to vote the proxies of securities held by the Fund that Bridgeway manages. SFIMC manages the remaining portion of the Fund.

SFIMC votes any proxies for the portion of the Small/Mid Cap Equity Fund series of the VP Trust that SFIMC manages in the best interests of that Fund’s shareholders, pursuant to the SFIMC’s policies and procedures set forth in Section V below.

Bridgeway engaged Institutional Shareholder Services (“ISS”), a third party proxy voting agent, to research proxy proposals, provide vote recommendations and vote proxies on behalf of the firm. Bridgeway has, with limited exceptions relating to the election of directors, adopted the ISS Social Advisory Services SRI U.S. Proxy Voting Guidelines (“SRI Guidelines”) for all domestic U.S. proxy issues and the ISS Social Advisory Services SRI International Proxy Voting Guidelines (“SRI International Guidelines”) for all non-domestic proxy issues. In cases where the SRI Guidelines do not address a specific proxy proposal, Bridgeway adopted the ISS U.S. Corporate Governance Policy (“Standard Guidelines”) and instructed ISS to vote in accordance with the Standard Guidelines. To the extent the SRI Guidelines, SRI International Guidelines and the Standard Guidelines do not address a proxy proposal but ISS has done research to address the issue, ISS will vote proxies in the best interest of Bridgeway’s clients. Bridgeway’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Bridgeway’s responsibility to vote proxies in the best interests of its clients.

SFIMC has reviewed and approved the Proxy Voting Guidelines of Bridgeway and shall continually review any amendments to those guidelines, which shall be utilized with respect to the State Farm Small/Mid Cap Equity Fund.

D.	State Farm LifePath Retirement Income Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund and State Farm LifePath 2050 Fund (the “LifePath Funds”), State Farm Small Cap Index Fund, State Farm International Index Fund and State Farm S&P 500 Index Fund

SFIMC has retained BlackRock Fund Advisors, Inc. (“BlackRock”) as sub-adviser to manage, under SFIMC’s supervision and direction, the LifePath Funds, State Farm Small Cap Index Fund, State Farm International Index Fund and S&P 500 Index Fund of the Mutual Fund Trust and to vote the proxies of securities held by those Funds.

Pursuant to its Proxy Voting Guidelines, BlackRock votes proxies solely in the best economic interests of its clients. BlackRock’s Proxy Voting Guidelines set forth specific issues on which votes will be made on a case by case basis, or which are generally approved or opposed. BlackRock generally supports measures which encourage boards of directors to fulfill their primary responsibility to represent the economic interests of shareholders and views independent boards as a key protection for shareholder value. BlackRock also generally supports proposals that promote auditor independence and foster good corporate governance. BlackRock’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing BlackRock’s independent business judgment on how to vote on specific proxy issues. In certain instances, BlackRock may engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest.

SFIMC has reviewed and approved BlackRock’s Proxy Voting Guidelines and shall continually review any amendments to those guidelines, which shall be utilized with respect to the LifePath Funds, State Farm Small Cap Index Fund, State Farm International Index Fund and S&P 500 Index Fund of the Mutual Fund Trust.

E.	State Farm Equity and Bond Fund

SFIMC directly manages the State Farm Equity and Bond Fund, one of the series of the Mutual Fund Trust.

SFIMC votes any proxies for the State Farm Equity and Bond Fund in the best interest of the shareholders of those Funds, pursuant to the SFIMC’s policies and procedures set forth in Section V below.

IV. State Farm Associates’ Funds Trust

SFIMC directly manages the Growth Fund and the Balanced Fund, two of the series of the Associates’ Trust.

SFIMC votes the proxies for the Growth Fund and the Balanced Fund, in the best interest of the shareholders of those Funds, pursuant to the SFIMC’s policies and procedures set forth in Section V below.

V. SFIMC’s Proxy Voting Policies and Procedures

A.	Client’s Best Interest

SFIMC’s Proxy Voting Policies and Procedures are designed to reasonably ensure that proxies are voted in the best interest of SFIMC’s clients, in accordance with SFIMC’s fiduciary duties and in accordance with applicable SEC Rules under the Investment Adviser Act of 1940.

SFIMC votes proxies on behalf of the Trusts with the intention of promoting the greatest long-term shareholder value consistent with governing laws and the investment policies of each Fund.

B.	Case-by-Case Basis

Each proxy vote is cast by SFIMC on a case-by-case basis.

C.	Voting Procedures

Stocks are held by the Depository Trust Corporation and proxies are forwarded to the SFIMC trading desk from there. Each company’s proxy is passed to the Fund’s Portfolio Manager who carefully reads and reviews each proxy and makes the voting decision in a manner consistent with SFIMC’s “General Philosophies” as described below. On significant or controversial issues, the Portfolio Manager may contact management to obtain additional information prior to making a voting decision. All owned companies are carefully followed by SFIMC. If SFIMC lacks confidence in a company’s management, it is unlikely that SFIMC would continue to hold that company’s stock. Therefore, as set forth below, the Portfolio Manager generally votes with management. Voting decisions are given to the trading desk for submission, recording, and reporting.

D.	General Philosophies

On most items, the Portfolio Manager votes with management. These generally include routine matters related to the operation of the company and not expected to have a significant economic impact on the company and/or shareholders. In addition, the Portfolio Manager generally votes with management as to the appointment of auditors, changing the name of the corporation, establishing a 401(k) plan, indemnifying directors and officers, obtaining liability insurance for directors and officers, and expensing stock options.

The Portfolio Manager reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance. Before approving the selection of independent accountants to audit a company’s financial records, SFIMC determines whether the selection has been approved by an appropriate independent audit committee and whether the company has determined that the auditor does not face potential conflicts of interest as a result of its relationship with the company or its performance of non-audit services.

On some items, the Portfolio Manager generally votes against management. These include eliminating a shareholder’s right to call a special meeting, prohibiting shareholder action outside meetings, requiring more than a simple majority vote to pass proposals, and the creation of a class of stock with superior voting rights. The Portfolio Manager generally opposes special interest proposals that involve an economic cost to the company or restrict the freedom of management to operate in the best interest of the company.

For non-routine proposals that are more likely to affect the structure and operation of the company and to have a greater impact on the value of the investment, the Portfolio Manager carefully reviews and analyzes the issue on a case-by-case basis. Many other items also depend heavily on case-by-case details. These include the election of directors and their respective terms, director and executive compensation, the separation of the chairman and CEO positions, mergers, acquisitions and corporate restructuring, proxy contests, proxy contest defenses, increasing the number of authorized shares, stock splits, reverse stock splits, share repurchase programs, reincorporation in another state, poison pill plans, employee stock purchase plans, and golden parachutes.

E.	Conflicts of Interest

In all cases, SFIMC votes proxies on behalf of the Trusts with the intention of promoting the greatest long-term shareholder value consistent with governing laws and the investment policies of each Fund. SFIMC is not aware of any conflicts of interest between SFIMC and the Trusts with respect to proxy voting. However, occasions may arise where a person involved in the proxy voting process may have a personal conflict of interest. Any individual who becomes aware of a conflict of interest between SFIMC and the Trusts or with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Portfolio Manager and otherwise remove himself or herself from the proxy voting process. If the Portfolio Manager has a personal conflict, or if conflicts of interest exist between SFIMC and the Trusts, such as possible benefits to State Farm insurance companies depending on a proxy voting decision, SFIMC would refer the voting decision to a group consisting of SFIMC’s President and a Senior Vice President and/or Chief Compliance Officer. These executives would then consider all relevant factors in determining how to vote in the best interests of the Trusts or whether to retain an independent consultant to make the voting decision. The intention in all cases is to best represent the interests of the Trusts.

F.	Other Situations

The guidelines are not exhaustive and do not include all potential voting issues. No set of guidelines can anticipate all voting questions that may arise. In special cases, SFIMC may seek guidance from advisers on how a particular proxy proposal will impact the financial prospects of a company and vote accordingly. These proxy voting guidelines are just that: guidelines – but they are not hard and fast rules, simply because corporate governance issues are so varied. Further, these proxy voting policies and procedures may be revised as needed.

G.	Availability of Procedures

SFIMC’s proxy voting policies and procedures are available to clients upon request. A record of proxy votes has been filed with the SEC and will be available to the public for at least two years. This information is available upon request from the Mutual Funds Dept. Customer Service Call Center at 1-800-447-4930.

APPENDIX C

Bridgeway’s Proxy Voting Policies

BRIDGEWAY CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICY

As Amended September 19, 2016

I. Overview

This proxy voting policy (the “policy”) is designed to provide reasonable assurance that proxies are voted in the clients’ best interest, when the responsibility for voting client proxies rests with Bridgeway Capital Management, Inc. (“BCM”). BCM has engaged Institutional Shareholder Services, Inc. (“ISS”), a third party proxy voting agent, to research proxy proposals, provide vote recommendations and vote proxies on behalf of the firm. BCM has adopted the ISS Social Advisory Services SRI U.S. Proxy Voting Guidelines (“SRI Guidelines”) for all domestic U.S. proxy issues and the ISS Social Advisory Services SRI International Proxy Voting Guidelines (“SRI International Guidelines”) for all non-domestic proxy issues.

BCM’s Investment Operations Team Leader is responsible for ensuring compliance with this policy. Questions regarding this policy should be directed to the Investment Operations Team Leader or the Chief Compliance Officer (“CCO”).

II. Proxy Voting Guidelines

BCM has instructed ISS to vote in accordance with the SRI Guidelines for all domestic proxy issues with the exception of proxy proposals related to the election of directors where ISS will only vote for director slates when there is a woman and an ethnic minority on the board and/or up for election on the proxy. If those requirements are met, ISS will vote in accordance with the SRI Guidelines. Likewise, BCM has instructed ISS to vote in accordance with the SRI International Guidelines for all non-domestic proxy issues with the exception of proxy proposals related to the election of directors where ISS will refer all non-domestic director proposals to BCM to be voted in the best interest of BCM’s clients. In cases where the SRI Guidelines do not address a specific proxy proposal, BCM has adopted the ISS U.S. Corporate Governance Policy (“Standard Guidelines”) and has instructed ISS to vote in accordance with the Standard Guidelines. BCM’s Investment Operations Team Leader maintains copies of the SRI Guidelines, the SRI International Guidelines and the Standard Guidelines which are incorporated herein by reference. To the extent the SRI Guidelines, SRI International Guidelines and the Standard Guidelines do not address a proxy proposal but ISS has done research to address the issue, ISS will vote proxies in the best interest of BCM’s clients.

BCM has instructed ISS to vote as described above unless the following conditions apply:

1.	BCM’s Investment Management Team (“IMT”) has decided to override the ISS vote recommendation for a client based on its own determination that the client would best be served with a vote contrary to the ISS recommendation. Such decision will be documented by BCM and communicated to ISS; or

2.	ISS does not provide a vote recommendation, in which case BCM will independently determine how a particular issue should be voted. In these instances, BCM, through IMT, will document the reason(s) used in determining a vote and communicate BCM’s voting instruction to ISS.

II. Record Retention Requirements

ISS shall maintain the following proxy voting records:

A.	Proxy statements received regarding client securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service are acceptable;

B.	Records of proxy votes cast on behalf of each client for a period of five years.

BCM shall maintain the following required proxy voting records:

A.	Documents prepared by BCM that were material to making the decision of how to vote proxies on behalf of a client if we vote against the ISS recommendation or policy,

B.	Records of clients’ written or oral requests for proxy voting information, including a record of the information provided by BCM,

C.	Historical records of votes cast on behalf of each client, and

D.	Current and historical proxy voting policies and procedures.

BCM will keep records in accordance with its Books and Records Policy.

III. Conflicts of Interest

A.	Overview

Unless BCM votes a proxy proposal as described under Section II. above, BCM does not address material conflicts of interest that could arise between BCM and its clients related to proxy voting matters. Since BCM relies on ISS to cast proxy votes independently, as described above, BCM has determined that any potential conflict of interest between BCM and its clients is adequately mitigated.

However, when BCM is involved in making the determination as to how a particular proxy proposal will be voted, the IMT member will consult with the CCO to determine if any potential material conflicts of interest exist or may exist that require consideration before casting a vote. For purposes of this policy, material conflicts of interest are defined as those conflicts that a reasonable investor would view as important in making a decision regarding how to vote a proxy. The CCO in consultation with IMT will determine whether the proxy may be voted by BCM, whether to seek legal advice, or whether to refer the proxy to the client(s) (or another fiduciary of the client(s)) for voting purposes.

Additionally, ISS monitors its conflicts of interest in voting proxies and has provided the firm a written summary report of its due diligence compliance process which includes information related to ISS’ conflicts of interest policies, procedures and practices. BCM will review updates from time to time to determine whether ISS conflicts of interest may materially and adversely affect BCM’s clients and, if so, whether any action should be taken as a result.

IV. Monitoring of ISS

BCM will periodically perform due diligence to assess ISS’ ability to adequately analyze proxy issues and manage its conflicts of interest. In order to make this assessment, BCM shall consider, among other things:

A.	ISS’s oversight structure and personnel performing services on behalf of BCM;

B.	Policies, procedures and related controls , including those that ensure vote recommendations are in accordance with ISS’s voting guidelines and are based on current and accurate information;

C.	Policies and procedures related to the identification, management and disclosure of conflicts of interest impacting services provided; and

D.	Changes in ISS’ business and specific conflicts of interest in order to reasonably determine whether ISS’ conflicts of interest may materially and adversely affect BCM’s clients and, if so, whether any action should be taken as a result.

VI. Loaned Securities

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if IMT is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

V. Disclosure

A.	BCM will disclose in its Form ADV Part 2A that clients may contact BCM in order to obtain information on how BCM voted such client’s proxies, and to request a copy of this policy. If a client requests this information, Investment Operations, will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about: (1) the name of the issuer, (2) the proposal voted upon and (3) how BCM voted the client’s proxy.

B.	A concise summary of this Proxy Voting Policy will be included in the BCM’s Form ADV Part 2A, and will be updated whenever this policy is updated.

APPENDIX D

Westwood’s Proxy Voting Policies

27. PROXY VOTING

27.1.	Policy.

Westwood, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities in a manner that is consistent with the best economic interests of the clients. Our Firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest, and our policy and practice further is to make information available to clients about the voting of proxies for their portfolio securities and to maintain relevant and required records.

27.2.	Firm Specific Policy.

Westwood has engaged Broadridge for assistance with the proxy voting process for our clients. Broadridge is a leading provider of full service proxy voting services to the global financial industry. Westwood has also engaged Glass Lewis for assistance with proxy research and analysis. Glass Lewis provides complete analysis and voting recommendations on all proposals and is designed to assist investors in mitigating risk and improving long-term value. In most cases, we agree with Glass Lewis’s recommendations; however, ballots are reviewed bi-monthly by our analysts and we may choose to vote differently than Glass Lewis if we believe it in the best interest of our clients.

27.3.	Responsibility.

Westwood’s Senior Trade Operations Analyst has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

27.4.	Background.

Proxy voting is an important right of shareholders, and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised.

Investment advisers who are registered with the SEC, and who exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act (a) to adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, to furnish a copy to its clients; and (d) to maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

27.5.	Procedure.

Westwood has adopted the following procedures to implement the Firm’s proxy voting policy, in addition to adopting the Glass Lewis Proxy Voting Guidelines (general guidelines attached as Exhibit H,

guidelines specific to Taft Hartley attached as Exhibit J), and conducts reviews to monitor and ensure the Firm’s policy is observed, implemented properly and amended or updated, as appropriate:

27.5.1.	Proxy Voting Records.

With respect to proxy record keeping, Westwood maintains complete files for all clients. These files include a listing of all proxy material sent on behalf of our clients along with individual copies of each response. Client access to these files can be arranged upon request. A voting summary will be furnished upon request.

27.5.2.	Voting Procedures.

a.	All employees forward any proxy materials received on behalf of clients to Broadridge. Westwood has engaged Broadridge for assistance with the proxy voting process for our clients, and Glass Lewis provides voting recommendations;

b.	Broadridge has access to holders records and determines which client accounts hold the security to which the proxy relates;

c.	Absent material conflicts, Broadridge, with the vote recommendations from Glass Lewis, determines how Westwood should vote the proxy in accordance with applicable voting guidelines;

d.	Westwood’s analysts review the Glass Lewis proxy voting recommendations on a bi-monthly basis. The analysts may choose to vote differently than Glass Lewis if they believe it is in the best interest of the client;

e.	If Westwood chooses to vote differently than Glass Lewis, then Westwood overwrites the Glass Lewis recommendation on the ProxyEdge platform. If Westwood agrees with the Glass Lewis recommendations, no action is necessary; and

f.	Broadridge completes the proxy and mails the proxy in a timely and appropriate manner.

27.5.3.	Disclosure.

a.	Westwood provides required disclosures in Form ADV Part 2A, which summarizes these proxy voting policies and procedures and includes a statement that clients may request information regarding how Westwood voted a client’s proxies;

b.	Westwood’s disclosure summary includes a description of how clients may obtain a copy of the Firm’s proxy voting policies and procedures;

c.	Westwood’s proxy voting practice is disclosed in the Firm’s advisory agreements; and

d.	The Senior Trade Operations Analyst also sends a copy of this summary to all existing clients who have previously received Westwood’s Disclosure Brochures, or the Senior Trade Operations Analyst may send each client the amended Disclosure Brochures. Either mailing shall highlight the inclusion of information regarding proxy voting.

27.5.4.	Client Requests for Information.

a.	All client requests for information regarding proxy votes or regarding policies and procedures that are received by any supervised person should be forwarded to the Senior Trade Operations Analyst; and

b.	In response to any request, the Senior Trade Operations Analyst prepares a written response to the client with the information requested, and, as applicable, includes the name of the issuer, the proposal voted upon, and how Westwood voted the client’s proxy with respect to each proposal about which the client inquired.

27.5.5.	Voting Guidelines.

a.	Westwood has engaged Broadridge and Glass Lewis for assistance with the proxy voting process for our clients. The Glass Lewis Proxy Voting Guidelines are attached as Exhibit H (general) and Exhibit J (Taft Hartley); and

b.	Westwood analysts review the Glass Lewis proxy voting recommendations using the following guidelines:

i.	In the absence of specific voting guidelines from the client, Westwood votes proxies in the best interests of each particular client;

ii.	Westwood’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client;

iii.	Clients are permitted to place reasonable restrictions on Westwood’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities;

iv.	Westwood generally votes in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services;

v.	Westwood generally votes against proposals that cause board members to become entrenched or cause unequal voting rights; and

vi.	In reviewing proposals, Westwood further considers the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

27.5.6.	Conflicts of Interest.

a.	Westwood conducts periodic reviews to identify any conflicts that exist between the interests of the Firm and the client by reviewing the relationship of Westwood with the issuer of each security to determine if Westwood or any of its supervised persons has any financial, business or personal relationship with the issuer;

b.	If a material conflict of interest exists, Westwood will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation; and

c.	Westwood will maintain a record of the voting resolution of any conflict of interest.

27.5.7.	Recordkeeping.

The Senior Trade Operations Analyst retains the following proxy records in a spreadsheet in accordance with the SEC’s five-year retention requirement:

a.	These policies and procedures and any amendments;

b.	Each proxy statement that Westwood receives;

c.	A record of each vote that Westwood casts;

d.	Any document Westwood created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Senior Trade Operations Analyst or proxy committee, if applicable; and

e.	A copy of each written request from a client for information on how Westwood voted such client’s proxies, and a copy of any written response.

In addition to conducting initial due diligence, Westwood monitors and reviews all third-party proxy services to evaluate any conflicts of interest, consistency of voting with guidelines, and fees and disclosures, among other things. The Senior Trade Operations Analyst maintains documentation of Westwood’s due diligence reviews.

APPENDIX E

Marsico’s Proxy Voting Policies

MARSICO CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

Statement of Policy

1.    It is the policy of Marsico Capital Management, LLC (“MCM”) to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM’s clients, as summarized here.

•

MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believe s that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

•

In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.

•

MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

•

In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, by voting the proxies as recommended by an independent service provider, or by abstaining or taking no action. In other cases, MCM might use other procedures to resolve an apparent material conflict.

•

MCM may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients. MCM’s Proxy Voting policy and reports describing the voting of a client’s proxies are available to the client on request.

•

MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM’s Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.

Definitions

2.    By “best interests of MCM’s clients,” MCM means clients’ best economic interests over the long term—that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interests are generally uniform.

3.    By “material conflict of interest,” MCM means circumstances when MCM itself knowingly does business with a particular proxy issuer, other principal proponent of a proposal, or an entity closely affiliated with the proxy issuer or other principal proponent of a proposal, or other circumstances in which MCM may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies are voted.

Procedures: MCM Invests in Companies With Management Teams That Seek Shareholders’ Best Interests, and Usually Votes Proxies with Management Recommendations

4.    MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (or their boards of directors). Therefore, when portfolio companies issue proxy proposals, MCM usually votes the proxies with management or board recommendations, because it believes that recommendations by these companies’ managements generally are in shareholders’ best interests, and therefore in the best economic interests of MCM’s clients.

5.    In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. For example, in some circumstances, certain proxy proposals or recommendations by management, shareholders, or other proponents—such as, without limitation, proposals that would affect corporate governance relating to anti-takeover measures, board election requirements, director qualifications, shared board and management responsibilities, capitalization changes, compensation programs, or other matters—could present circumstances in which management recommendations may not appear as closely aligned with shareholder interests as MCM in its sole discretion may deem desirable. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on MCM’s analysis if in MCM’s view such a vote appears consistent with the best interests of clients. As further examples, in MCM’s sole discretion, it may vote against a management or board recommendation in order to, without limitation, support a shareholder proposal favoring safeguards against potential overreaching by management or enhancements of shareholder control that MCM believes are reasonable or appropriate, or vote against management or board recommendations in order to oppose management proposals that are not shareholder-friendly in MCM’s view.

6.    MCM generally considers each proxy proposal on its merits, and periodically reassesses its views of the management teams of the companies that it invests in for clients. A decision to vote against a particular management or board recommendation or to otherwise abstain or take no action on a proxy proposal does not necessarily signal a departure from MCM’s general view that a management team or board is serving the best interests of shareholders. If MCM concludes, in its sole discretion, that a company’s management team or board no longer appears to be serving shareholders’ best interests, MCM may take any action it deems appropriate, including, without limitation, awaiting further developments, voting against selected management or board recommendations, or selling shares of the company.

Procedures: Use of an Independent Service Provider

7.    MCM may engage an independent service provider to assist with the administrative and ministerial aspects of proxy voting. The independent service provider may perform functions that include, without limitation, voting proxies for MCM in accordance with MCM’s instructions based on MCM’s Proxy Voting policy, maintaining records of proxy votes, and assisting in preparing certain reports. To minimize the possibility that MCM’s proxy votes could be affected by potential conflicts of interest that may exist between an independent service provider and a proxy issuer, MCM rarely considers directing such a service provider to vote proxies for MCM based on the service provider’s recommendations (although MCM may do so in certain circumstances discussed in “Alternative Procedures for Potential Material Conflicts of Interest” below).

Procedures: Voting/Abstention/No Action/Other Exceptions

8.    MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed as intended under MCM’s Proxy Voting policy and procedures. MCM employs a number of measures, including certain reconciliations and other cross-check procedures, to attempt to verify that proxies are voted or otherwise processed as intended, although such checks may not be feasible or reliable in some cases because of the complexity of the proxy voting process. MCM’s ability to vote or otherwise process proxies may be limited by many factors, including MCM’s dependence on custodians and independent proxy voting service providers to assist in processing proxies. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by a client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations. For example, in a few foreign markets, ballots cast by MCM may not be counted if required powers of attorney between the client and the custodian are not maintained. Also in foreign markets, ballots for securities held by a custodian in an omnibus account for multiple customers may be voted in an unexpected manner if the custodian receives different voting instructions from its customers and cannot split its vote as each customer requested.

9.a.    MCM may process some proxies without voting them, such as by making a decision to abstain or take no action on such proxies (or on certain proposals within such proxies). For example, if MCM has decided to sell the shares of a company, MCM generally may abstain from voting proxies or may take no action on proxies issued by the company. If MCM receives proxies relating to securities acquired as a result of an account transition (such as, without limitation, securities delivered into a newly opened MCM account that were selected by a previous adviser), MCM may choose to abstain or take no action on the proxies. MCM also may abstain or take no action on proxies issued for other securities that MCM did not select for a client portfolio (such as, without limitation, unsupervised securities held in a client’s account, or money market securities or other securities selected by clients or their representatives other than MCM).

9.b.    MCM may abstain or take no action on proxies (or on certain proposals within such proxies) in other circumstances. MCM may determine, for example, that abstaining or taking no action on proxies is appropriate if voting may be unduly burdensome or expensive, such as when foreign proxy issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable. MCM also may abstain or take no action when voting may not be in the best interests of clients in MCM’s view, or as an alternative to voting with (or against) management.

10.    The procedures in this policy generally apply to all proxy voting matters over which MCM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

Alternative Procedures for Potential Material Conflicts of Interest

11.    In certain circumstances such as when the issuer or other proponent of a proxy proposal is also a client of MCM, it is possible that an appearance might arise of a potential conflict between MCM’s interests and the interests of affected clients in how the proxies of that issuer are voted.

12.    MCM seeks to vote or otherwise process proxies in the best interests of its clients, and believes that any potential conflict of interest would not actually affect MCM’s voting of the proxies.

13.    Nevertheless, when MCM is aware that a material conflict of interest (as defined in section 3 above) between MCM’s interests and clients’ interests may appear to exist, MCM generally will, to avoid appearance concerns, follow an alternative procedure rather than vote or otherwise process ballots in accordance with its own determinations. Such an alternative procedure generally would involve either:

(i) Directing an independent service provider to cause the proxies of those MCM client accounts that MCM is responsible for processing to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders if the service provider indicates it can do so; or

(ii) Directing the proxies of those MCM client accounts that MCM is responsible for processing to be voted in accordance with the recommendations of an independent service provider that MCM may use to assist in voting proxies. This procedure generally may be used if it can be determined that the independent service provider appears able to make such recommendations and vote in an impartial manner. In making this determination, MCM may (1) require the independent service provider to represent or otherwise demonstrate that the service provider faces no conflict of interest with respect to the vote, or (2) ask the independent service provider to disclose to MCM relevant facts concerning the firm’s relationship with the proxy issuer or other persons and certify that the service provider has taken steps to ensure that no actual conflicts exist.

MCM seeks to document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

14.    MCM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

(i) Notifying affected clients of the conflict of interest (if it is reasonably feasible to do so), and seeking a waiver of the conflict to permit MCM to vote the proxies;

(ii) Abstaining or taking no action on the proxies in cases when, without limitation, service providers cannot echo vote proxies of certain securities (such as those issued by foreign companies), or in other cases when alternative voting procedures are not desirable; or

(iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

Voting by Client Instead of MCM

15.    An MCM client may elect to vote proxies for its own account instead of directing MCM to do so. MCM recommends this approach if a client believes that proxies should be voted based on political or social interests or other client-specific considerations.

16.    MCM generally cannot implement client proxy voting guidelines that do not delegate full discretion to MCM, or that are not fully consistent with these procedures. In particular, MCM encourages the client to vote its own proxies if the client seeks to impose client-specific voting guidelines that may be inconsistent with MCM’s policy or with MCM’s vote-by-vote analysis. MCM does not generally advise a client on proxy voting issues when the client retains authority to handle such matters itself.

17.    MCM generally may abstain or will take no action on proxy votes relating to legal proceedings such as shareholder class actions or bankruptcy proceedings, or may refer such votes to clients.

Persons Responsible for Implementing MCM’s Policy

18.    MCM’s Operations/Client Services staff has primary responsibility for implementing MCM’s Proxy Voting policy and procedures, including ensuring that proxies are timely submitted. MCM also generally uses a service provider to assist in voting proxies, recordkeeping, and other matters.

19.    Members of MCM’s Investment staff, such as security analysts, generally review proxy proposals as part of their ongoing assessment of companies.

Recordkeeping

20.a.    MCM or a service provider maintains, in accordance with Rule 204-2 under the Investment Advisers Act:

(i)	Copies of all proxy voting policies and procedures;

(ii)	Copies of proxy statements received (unless maintained elsewhere as described below);

(iii)	Records of proxy votes cast on behalf of clients;

(iv)	Documents prepared by MCM that are material to a decision on how to vote or memorializing the basis for a decision;

(v)	Written client requests for proxy voting information, and

(vi)	Written responses by MCM to written or oral client requests.

20.b.    MCM seeks to document instances in which it identifies a material conflict of interest, as well as the procedure utilized for resolving the particular conflict. MCM’s Operations/Client Services Department also documents certain other non-routine proxy voting issues, including: the basis for (1) any decision to vote against a management or board recommendation for reasons other than general matters affecting corporate governance issues discussed in section 5 above; and (2) any decision to abstain or take no action on a proxy that is intended by MCM to demonstrate divergence from a management or board recommendation.

20.c.    MCM will not document other, more routine instances in which it may take certain actions with respect to a particular proxy, including certain situations identified in this Proxy Voting policy and procedures. MCM generally will not document, for example, the basis for routine decisions (i) to vote against corporate governance proposals such as those described above, or (ii) to abstain or take no action on proxies in circumstances (A) when foreign issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements, (B) when MCM has sold or determined to sell a security, or when MCM did not select the securities for the client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, or money market securities or other securities selected by clients or their representatives other than MCM), or (C) when other routine situations arise such as those identified in section 9 above. MCM also cannot document decisions not to vote or otherwise process proxies that were not received in good order, not received in a timely fashion, or otherwise not processed for reasons beyond MCM’s control, such as in certain situations addressed in section 8 above.

21.    MCM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if MCM relies on the service provider to maintain related records.

22.    MCM or its service provider may rely on the SEC’s EDGAR system to keep records of certain proxy statements issued by domestic (and some foreign) issuers if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

23.    All proxy-related records will be maintained in an easily accessible place for five years (and at an appropriate office of MCM or a service provider for the first two years).

Availability of Policy and Proxy Voting Records to Clients

24.    MCM will initially inform clients of this policy and provide information regarding how a client may learn of MCM’s voting record for the client’s securities through summary disclosure in Part II of MCM’s Form ADV. Upon receipt of a client’s request for more information, MCM will provide the client with a copy of this Proxy Voting policy. Reports describing how MCM voted proxies for the client during the period since this policy was adopted are also available upon request.

*        *        *

MCM’s Chief Compliance Officer will review this policy at least annually to determine whether it should be amended or updated. Any amendments to this policy require the written approval of the Chief Compliance Officer.

Approved by:	Steven Carlson /s/
Title:	Chief Compliance Officer
Effective Date:	October 1, 2004

Policy Amended:	February 10, 2006
Approved by:	Steven Carlson /s/
Title:	Chief Compliance Officer
Effective Date:	February 10, 2006

Policy Amended:	July 19, 2006
Approved by:	Steven Carlson /s/
Title:	Chief Compliance Officer
Effective Date:	July 19, 2006

Amended Approved:	August 8, 2008
Approved by:	Steven Carlson
Title:	Chief Compliance Officer
Effective Date:	September 1, 2008

APPENDIX F

Northern Cross’ Proxy Voting Policies

XI. PROXY POLICY

Northern Cross, LLC (the “Adviser”)’s policy regarding the voting of proxies consists of (1) the statement of the law and policy, (2) identification of the person(s) responsible for implementing this policy, and (3) the procedures adopted by the Adviser to implement the policy.

1. Statement of Law and Policy

A. Law

Because a registered investment company (“fund”) is the beneficial owner of its portfolio securities, it has the right to vote proxies relative to its portfolio securities. The Securities and Exchange Commission has stated that a fund’s board has the obligation to vote proxies. As a practical matter, fun boards typically delegate this function to the fund’s adviser/sub-adviser.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires that a registered investment adviser with proxy voting authority generally must satisfy the following four requirements: (i) adopt and implement written proxy voting policies and procedures reasonably designed to ensure the adviser votes client and fund securities in the best interests of clients and fund investors and addressing how conflicts of interest are handled; (ii) disclose its proxy voting policies and procedures to clients and fund investors and furnish clients and fund investors with a copy if they request it; (iii) inform clients and fund investors as to how they can obtain information from the adviser on how their securities were voted; and (iv) retain certain records.

B. Policy

The Adviser will vote all proxies delivered to it by the fund’s custodian. The vote will be cast in such a manner, which, in the Adviser’s judgment, will be in the best interests of shareholders. The Adviser contracts with Boston Investor Services, Inc. for the processing of proxies.

The Adviser will generally comply with the following guidelines:

•	Routine Corporate Governance Issues

The Adviser will vote in favor of management.

Routine issues may include, but not be limited to, election of directors, appointment of auditors, changes in state of incorporation or capital structure. In certain cases the Adviser will vote in accordance with the guidelines of specific clients.

•	Non-routine Corporate Governance Issues

The Adviser will vote in favor of management unless voting with management would limit shareholder rights or have a negative impact on shareholder value. Non-routine issues may include, but not be limited to, corporate restructuring/mergers and acquisitions, proposals affecting shareholder rights, anti-takeover issues, executive compensation, and social and political issues. In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, the Adviser generally votes against proposals that will increase shareholder dilution.

In general the Adviser will vote against management regarding any proposal that allows management to issue shares during a hostile takeover.

•	Non Voting of Proxies

The Adviser may not vote proxies if voting may be burdensome or expensive, or otherwise not in the best interest of clients.

•	Conflicts of Interest

Should the Adviser have a conflict of interest with regard to voting a proxy, the Adviser will disclose such conflict to the client and obtain client direction as to how to vote the proxy.

•	Record Keeping

The following records will be kept for each client:

•	Copies of the Adviser’s proxy voting policies and procedures.

•	Copies of all proxy statements received.

•

A record of each vote the Adviser casts on behalf of the client along with any notes or documents that were material to making a decision on how to vote a proxy including an abstention on behalf of a client, including the resolution of any conflict.

•	A copy of each written client request for information on how the Adviser voted proxies on behalf of the client and a copy of any written response by the advisor.

This proxy policy will be distributed to all clients of the Adviser and added to Part II of Form ADV. A hard copy of the policy will be included in the Compliance Program and is available on request.

2. Who is Responsible for Implementing this Policy?

The Compliance Officer is responsible for implementing, monitoring and updating this policy, including reviewing decisions made on non-routine issues and potential conflicts of interest. The Compliance Officer is also responsible for maintaining copies of all records and backup documentation in accordance with applicable record keeping requirements. The Compliance Officer can delegate in writing any of his or her responsibilities under this policy to another person.

3. Procedures to Implement this Policy

Conflicts of Interest

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers’ clients and the interests of the Adviser, its employees, or its affiliates. The Adviser must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:

•	A proponent of a proxy proposal has a business relationship with the Adviser or its affiliates;

•	The Adviser or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;

•	An Adviser employee has a personal interest in the outcome of a particular matter before shareholders; or

•	An Adviser employee has a business or personal relationship with participants in proxy contests, corporate directors or director candidates.

The Compliance Officer is responsible for identifying proxy voting proposals that present a conflict of interest. If the Adviser receives a proxy relating to an issuer that raises a conflict of interest, the Compliance Officer shall determine whether the conflict is “material” to any specific proposal included within the proxy. The Compliance Officer will determine whether a proposal is material as follows:

•

Routine Proxy Proposals—Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for the Adviser, unless the Compliance Officer has actual knowledge that a routine proposal should be treated differently. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•

Non-Routine Proxy Proposals—Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the Compliance Officer determines that the Adviser does not have such a conflict of interest. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing, or other special remuneration plans). The Adviser and the Compliance Officer will determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest, the Compliance Officer will consider whether the Adviser or any of its officers, directors, employees, or affiliates may have a business or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors, or candidates for directorships.

•	The Compliance Officer will record in writing the basis for any such determination.

STATE FARM VARIABLE PRODUCT TRUST

PART C OF THE REGISTRATION STATEMENT

ITEM 28.	EXHIBITS

(a)	Declaration of Trust(7)
(b)	Bylaws(1)
(c)	N/A
(d)(1)	Amended and Restated Investment Advisory and Management Services Agreement between Registrant and State Farm Investment Management Corp.(9)
(d)(2)	Amended and Restated Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp., and BlackRock Fund Advisors(9)
(d)(3)	Amended and Restated Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp. and Bridgeway Capital Management, Inc.(5)
(d)(4)	Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp. and Westwood Management Corp.(5)
(d)(5)	Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp. and Marsico Capital Management, LLC(5)
(d)(6)	Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp. and Northern Cross, LLC(5)
(e)	Underwriting Agreement between Registrant and State Farm VP Management Corp.(3)
(f)	N/A
(g)(1)	Custodial Agreement between Registrant and JP Morgan Chase Bank, N.A.(4)
(g)(2)	Custodial Agreement between Registrant and State Street Bank and Trust Company(6)
(h)(1)	Participation Agreement between Registrant, State Farm VP Management Corp., and State Farm Life Insurance Company Separate Accounts(4)
(h)(2)	Participation Agreement between Registrant, State Farm VP Management Corp., and State Farm Life and Accident Assurance Company Separate Accounts(4)
(h)(3)	Service Agreement among Registrant, State Farm Investment Management Corp., and State Farm Mutual Automobile Insurance Company(2)
(h)(4)	Amended and Restated Reimbursement Arrangement between Registrant and State Farm Investment Management Corp.
(h)(5)	Transfer Agency and Service Agreement between Registrant and State Farm Investment Management Corp.(4)
(h)(6)	Master Accounting Services Agreement between Registrant, State Farm Investment Management Corp. and State Street Bank and Trust Company(6)
(i)	Consent of Greenberg Traurig, LLP
(j)	Consent of PricewaterhouseCoopers LLP
(k)	N/A
(l)	N/A
(m)	N/A

(n)	None
(p)(1)	Code of Ethics of State Farm Associates’ Funds Trust, State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm VP Management Corp. and State Farm Mutual Fund Trust(8)
(p)(2)	Code of Ethics of BlackRock Fund Advisors
(p)(3)	Code of Ethics of Bridgeway Capital Management, Inc.
(p)(4)	Code of Ethics of Westwood Management Corp.
(p)(5)	Code of Ethics of Marsico Capital Management, LLC(9)
(p)(6)	Code of Ethics of Northern Cross, LLC

(1)	Incorporated by reference to the initial Registration Statement on Form N-1A filed on behalf of the Registrant on February 27, 1997 (File Nos. 333-22467, 811-08073).
(2)	Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed on behalf of the Registrant on November 25, 1997 (File Nos. 333-22467, 811-08073).
(3)	Incorporated by reference to Post-Effective No. 4 on Form N-1A filed on behalf of Registrant on April 30, 2001 (File Nos. 333-22467, 811-08073)
(4)	Incorporated by reference to Post-Effective Amendment No. 12 on Form N-1A filed on behalf of Registrant on July 22, 2005 (File Nos. 333-22467, 811-08073)
(5)	Incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on behalf of Registrant on August 29, 2008 (File Nos. 333-22467, 811-08073)
(6)	Incorporated by reference to Post-Effective Amendment No. 25 on Form N-1A filed on behalf of Registrant on April 30, 2010 (File Nos. 333-22467, 811-08073)
(7)	Incorporated by reference to Post-Effective Amendment No. 30 on Form N-1A filed on behalf of Registrant on April 30, 2013 (File Nos. 333-22467, 811-08073)
(8)	Incorporated by reference to Post-Effective Amendment No. 34 on Form N-1A filed on behalf of Registrant on April 29, 2015 (File Nos. 333-22467, 811-08073)
(9)	Incorporated by reference to Post-Effective Amendment No. 36 on Form N-1A filed on behalf of Registrant on April 29, 2016 (File Nos. 333-22467, 811-08073)

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the Statement of Additional Information under the caption “Management of the Trust - Trustees and Officers” and “Additional Information - Shares” is incorporated herein by reference.

ITEM 30.	INDEMNIFICATION

As a Delaware statutory trust, Registrant’s operations are governed by its Declaration of Trust dated February 21, 1997 (the Declaration of Trust). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the DSTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant’s Declaration of Trust expressly provides that it has been organized under the DSTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant’s shareholders could be subject to personal liability.

To protect Registrant’s shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant’s business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The information in the statement of additional information under the caption “Management of the Trust” is incorporated herein by reference. Other than its status as investment adviser to other State Farm mutual funds and other advisory clients, State Farm Investment Management Corp., has not at any time during the past two fiscal years engaged in any other business of a substantial nature. The directors and officers of State Farm Investment Management Corp., whose status is determined as of January 1, 2017, have engaged during the previous two fiscal years in other businesses, professions, vocations or employment or in the capacity of director, officer, employee, partner or trustee as described in the SAI and as described below:

Directors and Officers of State Farm Investment Management Corp.:

Michael L. Tipsord, Director and President. Chief Executive Officer - State Farm Mutual Automobile Insurance Company.

Dick Paul, Director, Senior Vice President and Treasurer. Vice President - State Farm Mutual Automobile Insurance Company.

Mark Mikel, Vice President - Financial and Secretary*

Paul J. Smith, Senior Vice President and Director*

Joe R. Monk, Jr., Senior Vice President and Director*

Rand Harbert, Senior Vice President and Director. Executive Vice President and Chief Agency Sales and Marketing Officer - State Farm Mutual Automobile Insurance Company.

Lisa Stewart, Vice President*

Joseph P. Young, Vice President*

David Grizzle, Chief Compliance Officer, Treasurer and Anti-Money Laundering Compliance Officer*

*	See the information contained in the statement of additional information under the caption “Trustees and Officers,” incorporated herein by reference.

ITEM 32.	PRINCIPAL UNDERWRITER

State Farm VP Management Corp. serves as the principal underwriter to the Registrant. State Farm VP Management Corp. also serves as principal underwriter to (i) variable insurance products issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company, (ii) State Farm Associates’ Funds Trust, and (iii) State Farm Mutual Fund Trust. The following table contains information concerning each director and officer of State Farm VP Management Corp., whose status is determined as of January 1, 2017, (unless otherwise indicated, the principal business address for each person shown is One State Farm Plaza, Bloomington, IL 61710-0001):

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Michael L. Tipsord	Director and President	None

Dick Paul	Director, Vice President and Treasurer	None

Rand Harbert	Director and Senior Vice President	None

Joe R. Monk, Jr.	Senior Vice President and Director	Trustee, President and Chairperson of the Board

Paul J. Smith	Senior Vice President and Director	Trustee, Senior Vice President and Treasurer

Mark Mikel	Vice President - Financial and Secretary	Vice President and Secretary

Terry Ludwig	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	None

Lisa Stewart	Vice President	Vice President

David R. Grizzle	Treasurer	Chief Compliance Officer, Assistant Secretary - Treasurer and Anti-Money Laundering Compliance Officer

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchase	Brokerage Commissions	Other Compensation
State Farm VP Management Corp.	N/A	N/A	N/A	N/A

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

(a)	Registrant

(b)	State Farm Investment Management Corp.

One State Farm Plaza

Bloomington, Illinois 61710-0001

(c)	BlackRock Fund Advisors

400 Howard Street

San Francisco, California 94105

(d)	State Street Bank & Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

(e)	JP Morgan Chase Bank

North American Insurance Securities Services

3 Chase MetroTech Center, 5th Floor

Brooklyn, New York 11245

(f)	Bridgeway Capital Management, Inc.

5615 Kirby Drive, Suite 518

Houston, Texas 77005-2448

(g)	Westwood Management Corp.

200 Crescent Court

Dallas, Texas 75201

(h)	Marsico Capital Management, LLC

1200 17th Street, Suite 1600

Denver, Colorado 80202

(i)	Northern Cross, LLC

125 Summer Street, 14th Floor,

Suite 1470

Boston, Massachusetts 02110

ITEM 34.	MANAGEMENT SERVICES

All the management-related service contracts under which services are provided to the Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 35.	UNDERTAKINGS

N/A

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, State Farm Variable Product Trust, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomington, and State of Illinois on the 28th day of April 2017.

STATE FARM VARIABLE PRODUCT TRUST

By:	/s/ Joe R. Monk, Jr.
Joe R. Monk, Jr.
Trustee, President and Chairperson of the Board

Pursuant to the Securities Act of 1933, this post-effective amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joe R. Monk, Jr. Joe R. Monk, Jr.	Trustee, President and Chairperson of the Board	April 28, 2017

*Paul J. Smith	Trustee, Senior Vice President and Treasurer	April 28, 2017

*Thomas M. Mengler	Trustee	April 28, 2017

*Diane L. Wallace	Trustee	April 28, 2017

*Victor J. Boschini	Trustee	April 28, 2017

*David L. Vance	Trustee	April 28, 2017

*Alan R. Latshaw	Trustee	April 28, 2017

*Anita M. Nagler	Trustee	April 28, 2017

By:	/s/ David Moore
David Moore
Attorney-In-Fact
April 28, 2017

*	Original powers of attorney authorizing David Moore, among others, to execute this Registration Statement, and amendments thereto, for the trustee of the Registrant on whose behalf this Registration Statement is filed, have been executed and are attached to this Amendment to the Registration Statement.

EXHIBIT INDEX

N-1A ITEM 23 EXHIBIT LETTER DESCRIPTION

(h)(4)	Amended and Restated Reimbursement Arrangement between Registrant and State Farm Investment Management Corp.

(i)	Consent of Greenburg Traurig, LLP

(j)	Consent of PricewaterhouseCoopers LLP

(p)(2)	Code of Ethics of BlackRock Fund Advisors

(p)(3)	Code of Ethics of Bridgeway Capital Management, Inc.

(p)(4)	Code of Ethics of Westwood Management Corp.

(p)(6)	Code of Ethics of Northern Cross, LLC

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